UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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CIGNA CORPORATION
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CIGNA CORPORATION

TWO LIBERTY PLACE

1601 CHESTNUT STREET

PHILADELPHIA, PA 19192-1550

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

March 18, 2011

Time and Date:	3:30 p.m. on Wednesday, April 27, 2011.
Place:	The Philadelphia Museum of Art, Van Pelt Auditorium, 26th Street and the Benjamin Franklin Parkway, Philadelphia, Pennsylvania.
Items of Business:	• Elect the three director nominees named in the proxy statement for terms expiring in April 2014.
• Approve an advisory resolution on executive compensation.
• An advisory vote on the frequency of future advisory votes on executive compensation.
• Ratify the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for 2011.
• Approve an amendment to the CIGNA Long-Term Incentive Plan.
• Consider any other business properly brought before the meeting.
Record Date:	Monday, February 28, 2011. CIGNA shareholders of record at the close of business on that date are entitled to vote at the meeting.
Proxy Voting:

Your vote is important, even if you do not own many shares. We urge you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

David M. Cordani President and Chief Executive Officer

Isaiah Harris, Jr. Chairman of the Board By order of the Board of Directors,

Lindsay K. Blackwood Corporate Secretary

CIGNA Corporation 2011 Annual Meeting of Shareholders Proxy Statement

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ABOUT THE ANNUAL MEETING	1

INFORMATION ABOUT ITEM 1. ELECTION OF DIRECTORS	5

CORPORATE GOVERNANCE	8

INFORMATION ABOUT ITEM 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION	17

INFORMATION ABOUT ITEM 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	18

DIRECTOR COMPENSATION	19

REPORT OF THE PEOPLE RESOURCES COMMITTEE	26

COMPENSATION DISCUSSION & ANALYSIS	26

EXECUTIVE COMPENSATION TABLES	40

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	52

INFORMATION ABOUT ITEM 4. RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS CIGNA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	56

INFORMATION ABOUT ITEM 5. APPROVAL OF AMENDMENT NO. 2 TO THE CIGNA LONG-TERM INCENTIVE PLAN	58

STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS	64

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	66

HOUSEHOLDING	66

2012 ANNUAL MEETING	66

ABOUT SHAREHOLDER PROPOSALS AND NOMINATIONS FOR OUR 2012 ANNUAL MEETING	66

APPENDIX A SURVEY DATA	67

APPENDIX B AMENDMENT NO. 2 TO THE CIGNA LONG-TERM INCENTIVE PLAN	68

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CIGNA CORPORATION

Two Liberty Place

1601 Chestnut Street

Philadelphia, PA 19192-1550

CIGNA is providing you these proxy materials in connection with its 2011 annual meeting of shareholders. This proxy statement, the accompanying proxy card and CIGNA’s 2010 Annual Report on Form 10-K were first mailed to shareholders on or about March 18, 2011. As used in this proxy statement, “CIGNA,” the “Company” and “we” may refer to CIGNA Corporation itself, one or more of its subsidiaries, or CIGNA Corporation and its consolidated subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 27, 2011:

This proxy statement and CIGNA’s Annual Report to shareholders are available at http://www.cigna.com/about_us/investor_relations/recent_disclosures.html.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving a proxy statement because you owned shares of CIGNA common stock on Monday, February 28, 2011, the record date, and that entitles you to vote at the annual meeting. The CIGNA Board of Directors is soliciting your proxy to vote at the scheduled 2011 annual meeting or at any later meeting should the scheduled annual meeting be adjourned or postponed for any reason.

Your proxy will authorize specified people (proxies) to vote on your behalf at the annual meeting. By use of a proxy, you can vote, whether or not you attend the meeting.

This proxy statement describes the matters on which CIGNA would like you to vote, provides information on those matters, and provides information about CIGNA that we must disclose when we solicit your proxy.

What will I be voting on?

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Election of the three director nominees named in this proxy statement for terms expiring in April 2014 (see page 5).

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Approval of an advisory resolution on executive compensation (see page 17).

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An advisory vote on the frequency of future advisory votes on executive compensation (see page 18).

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Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for 2011 (see page 56).

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Approval of an amendment to the CIGNA Long-Term Incentive Plan (see page 58).

What are the Board of Directors’ recommendations?

The Board recommends a vote:

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for the election of the three director nominees named in this proxy statement;

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for the approval of the advisory resolution on executive compensation;

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for holding future advisory votes on executive compensation every three years;

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for the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for 2011; and

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for the approval of an amendment to the CIGNA Long-Term Incentive Plan.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 1

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Could other matters be decided at the annual meeting?

We do not know of any other matters that will come before the shareholders during the annual meeting. The chairman will allow presentation of a proposal or a nomination for the Board from the floor at the annual meeting only if the proposal or nomination was properly submitted. CIGNA’s 2010 proxy statement described the requirements for properly submitting proposals and nominations from the floor at this year’s annual meeting. The requirements are similar to those described on page 66 for the 2012 annual meeting. The proxies will have discretionary authority, to the extent permitted by law, to vote for or against other matters that come before the annual meeting as those persons deem advisable.

How many votes can be cast by all shareholders?

Each share of CIGNA common stock is entitled to one vote on each of the three directors to be elected and one vote on each other matter that is properly presented at the annual meeting.

We had 271,290,713 shares of common stock outstanding and entitled to vote on Monday, February 28, 2011.

How many votes must be present to hold the annual meeting?

At least two-fifths of the issued and outstanding shares entitled to vote, or 108,516,286 votes, present in person or by proxy, are needed to hold the annual meeting.

We urge you to vote by proxy even if you plan to attend the annual meeting. This will help us know that enough votes will be present to hold the meeting.

How many votes are needed to approve each proposal and what are the effects of abstentions or broker non-votes?

The following table summarizes the vote threshold required for approval of each proposal and the effect of abstentions, uninstructed shares held by banks, brokers, or other custodians and unmarked, signed proxy cards.

Proposal Number	Item	Vote Required for Approval of Each Item	Abstentions	Uninstructed Shares	Unmarked Proxy Cards
1	Election of Directors	Majority of votes cast	No effect	Not voted	Voted “for”
2	Approval of an advisory resolution on executive compensation	Majority of shares present and entitled to vote	Counted as “against”	Not voted	Voted “for”
3	An advisory vote on the frequency of future advisory votes on executive compensation	Majority of shares present and entitled to vote	Counted as “against” with respect to each of the frequencies	Not voted	Voted for “three years”
4	Ratification of Appointment of Independent Auditor	Majority of shares present and entitled to vote	Counted as “against”	Discretionary vote	Voted “for”
5	Approval of an amendment to the CIGNA Long-Term Incentive Plan	Majority of shares present and entitled to vote*	Counted as “against”	Not voted	Voted “for”

* Under New York Stock Exchange rules, the affirmative vote of the majority of votes cast is required to approve this proposal, provided that the total votes cast on the proposal represents at least a majority of the shares entitled to vote on this item.

If you are the beneficial owner of shares held by a bank, broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this proxy statement.

How do I vote if I hold shares as a record holder?

If your name is registered on CIGNA’s shareholder records as the owner of shares, you are the “record holder.” If you hold shares as a record holder, there are four ways that you can vote your shares.

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Over the Internet. Vote at http://www.proxyvoting.com/ci. The Internet voting system is available 24 hours a day until 11:59 p.m. Eastern time on Tuesday, April 26, 2011. Once you enter the Internet voting system, you can record and confirm (or change) your voting instructions.

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By telephone. Use the telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern time on Tuesday, April 26, 2011. Once you enter the telephone voting system, a series of prompts will tell you how to record and confirm (or change) your voting instructions.

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By mail. Mark your voting instructions on the proxy card, and sign and date it. Then, return the proxy card in the postage-paid envelope provided. For your mailed proxy card to be counted, we must receive it before the polls close at the meeting on Wednesday, April 27, 2011.

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In person. Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 2

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How do I vote if my CIGNA shares are held by BNY Mellon Shareowner Services in an employee stock account?

Employee stock accounts maintained by BNY Mellon Shareowner Services hold restricted stock that has not yet vested, formerly restricted stock that has vested, and shares acquired through an option exercise. If you have these kinds of shares, you are the record holder and you should follow the rules above for voting shares held as a record holder.

How do I vote if my CIGNA shares are held by a bank, broker or custodian other than BNY Mellon?

If your shares are held by a bank, broker, or other custodian (commonly referred to as shares held “in street name”), it will provide you with a copy of this proxy statement, a voting instruction form and directions on how to provide voting instructions. These directions may allow you to vote over the Internet or by telephone. Unless you provide voting instructions, your shares will not be voted on any matter except for ratifying the appointment of our independent auditors. To ensure that your shares are counted in the election of directors and the other important matters being voted on at the annual meeting, we encourage you to provide instructions on how to vote your shares.

Can I vote if I have money in the CIGNA Stock Fund of the CIGNA or Intracorp 401(k) Plan?

Yes, but you have an earlier deadline for submitting voting instructions. Your voting instructions must be received by 11:59 p.m. Eastern time on Thursday, April 21, 2011. You may vote over the Internet, by telephone, or by mail (as described above), but you may not vote in person at the annual meeting. If you have money invested in the CIGNA Stock Fund of the CIGNA 401(k) Plan or the Intracorp 401(k) Performance Sharing Plan, the plan trustees have the legal authority to vote those shares. Under the plans, however, you have pass-through voting rights based on your interest in the CIGNA Stock Fund, which you may exercise by submitting a proxy that reflects your voting instructions. Your voting instructions will be kept confidential under the terms of the plans. If you do not give voting instructions (or they are received after 11:59 p.m. Eastern time on Thursday, April 21, 2011), the trustees will vote your interest in the CIGNA Stock Fund of the CIGNA 401(k) Plan or the Intracorp 401(k) Performance Sharing Plan as instructed by CIGNA’s Corporate Benefit Plan Committee.

Can I change my vote?

Yes. If you are a record holder, you may:

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Enter new instructions on either the telephone or Internet voting system before 11:59 p.m. Eastern time on Tuesday, April 26, 2011.

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Send a new proxy card with a later date than the card previously submitted. We must receive your new proxy card before the polls close at the meeting on Wednesday, April 27, 2011.

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Write to the Corporate Secretary at the address listed on page 9. Your letter should contain the name in which your shares are registered, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Your letter must be received by the Corporate Secretary before the annual meeting begins on Wednesday, April 27, 2011.

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Attend the annual meeting on Wednesday, April 27, 2011 and vote in person (or send a personal representative with an appropriate proxy).

If you hold your shares in street name, you may:

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Submit new voting instructions in the manner provided by your bank, broker or other custodian; or

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Contact your bank, broker or other custodian of your shares to request a “legal proxy” in order to vote your shares in person at the annual meeting.

Is my vote confidential?

If you want your vote to be confidential, you must indicate that when you submit your proxy. If you choose confidential voting, your voting records will not be disclosed to us except as required by law or in contested Board elections.

Who will count the votes?

BNY Mellon Shareowner Services has been appointed Inspector of Election for the annual meeting. The Inspector will determine the number of shares outstanding and voting power of each, the shares represented at the annual meeting, the existence of a quorum, and the validity of proxies and ballots, and will count all votes and ballots.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 3

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How do I attend the annual meeting? What do I need to bring?

If you are a shareholder of record, your admission card for the annual meeting is attached to your proxy card. You will need to bring your admission card with you to the meeting. If you own shares in street name, bring your most recent brokerage statement or a letter from your bank, broker or other custodian with you to the meeting so that we can verify your ownership of common stock and admit you to the meeting; however, you will not be able to vote your shares at the annual meeting without a legal proxy from the record holder as described above.

Regardless of how you hold your shares, you must bring a valid photo ID to be admitted to the meeting. Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Van Pelt Auditorium.

Who pays for the proxy solicitation and how will CIGNA solicit votes?

CIGNA pays the cost of preparing the Company’s proxy materials and soliciting your vote. Proxies may be solicited on our behalf by our directors, officers, employees and agents by telephone, electronic or facsimile transmission or in person. We will enlist the help of banks and brokerage houses in soliciting proxies from their customers and reimburse them for their related out-of-pocket expenses. In addition, we have engaged Georgeson, Inc. (Georgeson) to assist in soliciting proxies. CIGNA will pay Georgeson a fee of approximately $15,000 and reimburse Georgeson for its reasonable out-of-pocket expenses associated with this work.

How do I find out the annual meeting voting results?

The voting results of the annual meeting will be published no later than four business days after the annual meeting on a Form 8-K filed with the Securities and Exchange Commission, which will be available online at http://www.cigna.com/about_us/investor_relations/sec_filings.html.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 4

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INFORMATION ABOUT ITEM 1.   Election of Directors

At this meeting, three directors are seeking election for terms expiring in 2014. CIGNA’s Board of Directors currently consists of 11 members divided among three classes, each with a three-year term.

All nominees have consented to serve, and the Board does not know of any reason why any nominee would be unable to serve. If a nominee becomes unavailable or unable to serve before the annual meeting, the Board can either reduce its size or designate a substitute nominee. If the Board designates a substitute, your proxy will be voted for the substitute nominee.

At the recommendation of the Corporate Governance Committee, the Board is nominating the following three directors for re-election:

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Roman Martinez IV

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Carol Cox Wait

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William D. Zollars

Below are brief biographies for each of the three director nominees and for each of the directors continuing in office. Following each director’s biography is a description of the director’s key qualifications, skills and experience that, in addition to the criteria and characteristics described on page 8 under “Director Selection Criteria,” are important in light of CIGNA’s business and structure. The Company believes that having a Board with both breadth and depth of experience allows CIGNA’s directors to most capably, efficiently and productively oversee and guide the Company’s strategy and operations.

The Board of Directors’ Nominees for Terms to Expire in April 2014

 Roman Martinez IV (63)

Mr. Martinez has been a Director of CIGNA since 2005.

Mr. Martinez has been a private investor since 2003. He has been a Director of Alliant Techsystems Inc. since 2004 and a Director of Bacardi Limited since 2008. His current term as a Director of CIGNA began in 2008 and expires in 2011.

Mr. Martinez has significant financial experience, developed through his service as an investment banking executive with Lehman Brothers (from 1971 through 2003) and also as a private investor. He also contributes his deep understanding of the functioning and role of the Board of Directors, developed through his experience on other boards of directors, including publicly-traded and private corporations, non-profit organizations, and on the Investment Advisory Council of the State of Florida.

 Carol Cox Wait (68)

Ms. Wait has been a Director of CIGNA since 1995.

Ms. Wait has been President of Boggs, Atkinson, Inc. (a real estate company) since 2003 and is also the General Manager for Artesia, Bellflower and Ramona Senior Centers, a Managing Member of Lakewood Towers LLC and Manager of VCB Bluebird LLC and VCB Palm LLC. Ms. Wait also served as a Director, President and Chief Executive Officer of the Committee for a Responsible Federal Budget (a bi-partisan, educational, non-profit organization) from 1981 until 2003. Her current term as a Director of CIGNA began in 2008 and expires in 2011.

Ms. Wait has extensive public policy experience from her work with the Senate Budget Committee and her leadership role with the Committee for a Responsible Federal Budget. This expertise, as well as her understanding of budget process and related financial acumen (gained from her service as president or general manager for several companies), and her perspective on diversity (gained from service on the board of the International Women’s Forum) contribute to her role as a CIGNA director.

 William D. Zollars (63)

Mr. Zollars has been a Director of CIGNA since 2005.

Mr. Zollars has served since 1999 as Chairman, President and Chief Executive Officer of YRC Worldwide, Inc. (a holding company whose subsidiaries provide regional, national and international transportation and related services). Mr. Zollars served as Director of ProLogis Trust from 2004 through 2010 and has served as a Director of Cerner Corporation since 2005. His current term as a Director of CIGNA began in 2008 and expires in 2011.

Mr. Zollars contributes to CIGNA’s Board his extensive senior management expertise, particularly from his role as the Chairman and Chief Executive Officer of a public corporation. He has an excellent understanding of the functioning and role of a board of directors, gained through 14 years of service on the boards of publicly-held corporations.

The Board of Directors unanimously recommends that shareholders vote FOR the nominees listed above.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 5

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Directors Who Will Continue in Office

 David M. Cordani (45)

Mr. Cordani has been a Director of CIGNA since 2009.

Mr. Cordani has served as Chief Executive Officer since December 2009 and as President since June 2008. He served as Chief Operating Officer from June 2008 until December 2009; President, CIGNA HealthCare from 2005 until 2008; and Senior Vice President, Customer Segments & Marketing, CIGNA HealthCare from 2004 until 2005. He has been employed by CIGNA since 1991. His current term as a Director of CIGNA began in 2010 and expires in 2013.

As the only member of the Company’s senior management who serves on the Board of Directors, Mr. Cordani provides significant health services industry experience and unique expertise on the Company’s products and services delivered across multiple lines of business, developed through his 19-year tenure with the Company. The Board of Directors also benefits from Mr. Cordani’s executive leadership and management experience, gained through holding various positions of increasing responsibility at CIGNA Corporation, particularly his leadership roles within CIGNA’s HealthCare business segment and his roles as Chief Executive Officer, President and Chief Operating Officer, which encompass broad responsibility for CIGNA’s global business and corporate functions.

 Isaiah Harris, Jr. (58)

Mr. Harris has been a Director of CIGNA since 2005.

Mr. Harris has served as Chairman of the Board since December 2009 and served as Vice-Chairman of the Board from July 2009 through December 2009. Mr. Harris served as President and Chief Executive Officer of AT&T Advertising & Publishing — East (formerly BellSouth Advertising & Publishing Group, a communications services company) from 2005 until his retirement in 2007; and as President, BellSouth Enterprises, Inc. from 2004 until 2005. Mr. Harris has been a Director of Deluxe Corporation since 2004 and has served as an Independent Trustee of Wells Fargo Advantage Funds since 2008. His current term as a Director of CIGNA began in 2010 and expires in 2013.

Mr. Harris’ extensive business experience includes 19 years of corporate finance and operational experience in multi-national organizations, preceded by 13 years as a certified public accountant with KPMG. In his executive business leadership roles he managed large organizations, developed and executed business strategies and led transformational change initiatives. Mr. Harris also brings to CIGNA leadership experience from his role as Chief Executive Officer of a significant division of a large, public company. He has also served on several corporate boards and previously chaired audit, corporate governance and compensation committees.

 Jane E. Henney, M.D. (63)

Dr. Henney has been a Director of CIGNA since 2004.

Dr. Henney has served as a professor of Medicine and Public Health Sciences at the University of Cincinnati College of Medicine (an educational institution) since 2008. She served as Senior Vice President and Provost, Health Affairs at the University of Cincinnati Academic Health Center from 2003 until 2008. From 1998 to 2001, Dr. Henney served as Commissioner of Food and Drugs at the U.S. Food and Drug Administration. Dr. Henney has been a Director of AmerisourceBergen Corporation since 2002 and AstraZeneca PLC since 2001. Her current term as a Director of CIGNA began in 2010 and expires in 2013.

Dr. Henney’s clinical and health policy expertise, particularly her experience as the Senior Vice President and Provost at a major medical center and as Commissioner of Food and Drugs at the U.S. Food and Drug Administration, provides significant industry-specific perspective to the Board. She also brings to CIGNA her deep understanding of the functioning and role of the Board of Directors, developed through varied board experience, including service on the boards of companies within the health care and pharmaceutical industries.

 John M. Partridge (61)

Mr. Partridge has been a Director of CIGNA since 2009.

Mr. Partridge has served as President of Visa Inc. (a consumer credit company) since October 2009 and served as Chief Operating Officer from 2007 to 2009. He joined VISA USA in October 1999 and served as President and Chief Executive Officer of Inovant (a VISA subsidiary) from 2000 to 2007 and also served as Interim President of VISA USA in 2007. His current term as a Director of CIGNA began in 2009 and expires in 2012.

Mr. Partridge has extensive experience in the financial services industry, including positions with Wells Fargo, Credicorp, Unum and VISA. He has served in a number of executive positions with oversight of financial operations, merger and acquisition activities and corporate restructurings. He has experience as a business executive with Chief Information Officer responsibilities and international business leadership and in each of his executive leadership positions, he has had responsibility for management of information technology investments in support of business objectives.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 6

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 James E. Rogers (63)

Mr. Rogers has been a Director of CIGNA since 2007.

Mr. Rogers has served as Chairman of Duke Energy Corporation (an electric power company) since 2007 and as the President, Chief Executive Officer and a director since 2006. He was formerly the Chairman, President and Chief Executive Officer of CINERGY Corp., (which merged with Duke Energy Corporation in 2006) from 1994 until 2006. Mr. Rogers has been a Director of Applied Materials, Inc. since 2008 and served as a director of Fifth Third Bancorp from 1995 until 2009. His current term as a Director of CIGNA began in 2009 and expires in 2012.

As the current Chief Executive Officer of a large, public company in the highly-regulated energy industry, Mr. Rogers brings to CIGNA his extensive management expertise and regulatory and public policy experience. He contributes his insights on board leadership developed through his role as Chairman of the Board of a large, public company and a long tenure of service on several boards of large, public companies.

 Joseph P. Sullivan (68)

Mr. Sullivan has been a Director of CIGNA since April 2010.

Mr. Sullivan has been a private investor since 2003. He was Chairman and Chief Executive Officer of Protocare, Inc. (a clinical trials and pharmaceutical industries consulting firm) from 2000 to 2003. Mr. Sullivan has been a Director of Amylin Pharmaceuticals, Inc. since 2003; a Director of HCP, Inc. since 2004 and a Director of MPG Office Trust, Inc. since 2009. He has also served as Chairman of the Board of Advisors of RAND Health since 2001. His current term as Director of CIGNA began in 2010 and expires in 2012.

Mr. Sullivan has extensive senior leadership experience in the health industry that he brings to his role on the CIGNA Board, having served as the Chairman and Chief Executive Officer of Protocare, Inc. He also brings health policy experience gained as Chairman of the Board of Advisors of RAND Health. In addition, he possesses a strong understanding of the functioning and role of the Board developed through varied Board experience, including service on the boards of companies within the health care and pharmaceutical industries.

 Eric C. Wiseman (55)

Mr. Wiseman has been a Director of CIGNA since 2007.

Mr. Wiseman has served as Chairman of VF Corporation (an apparel company) since August 2008, as Chief Executive Officer since January 2008, and as President and a Director since 2006. Before then he served as Chief Operating Officer of VF Corporation from 2006 to 2007; Executive Vice President, Global Brands from 2005 to 2006; Vice President and Chairman, Sportswear and Outdoor Coalitions from 2004 until 2005; and Vice President and Chairman, Global Intimates and Sportswear Coalition from 2003 until 2004. His current term as a Director of CIGNA began in 2009 and expires in 2012.

Mr. Wiseman brings to CIGNA leadership experience from his role as Chairman and Chief Executive Officer of a large, public company. Mr. Wiseman also has significant and varied management expertise, developed in roles of increasing responsibility at VF Corporation. His familiarity with consumer marketing, brand initiatives and market trends and the challenges of operating a global business, as well as his strategic planning experience, are highly valuable to CIGNA’s Board and in shaping the direction and strategy of the Company.

 Donna F. Zarcone (53)

Ms. Zarcone has been a Director of CIGNA since 2005.

Ms. Zarcone has been President and Chief Executive Officer of D. F. Zarcone & Associates LLC,(a strategic advisory firm) since 2007. She served as the President and Chief Operating Officer of Harley-Davidson Financial Services, Inc. (a provider of wholesale and retail financing, insurance and credit card programs), a wholly-owned subsidiary of Harley-Davidson, Inc., from 1998 until 2006. Ms. Zarcone has been a Director of The Jones Group, Inc. since 2007, and also served as Chairman of the Board of Eaglemark Savings Bank from 2002 to 2006. Her current term as a Director of CIGNA began in 2010 and expires in 2013.

Ms. Zarcone has extensive experience in the areas of finance and risk management that she brings to her role on the CIGNA Board, having served as an executive at Harley-Davidson Financial Services and as the Chairman of the Board of Eaglemark Savings Bank, an FDIC-regulated entity. She is a Certified Public Accountant and has leadership experience in the information technology industry. Ms. Zarcone also brings to CIGNA her deep understanding of the function and role of the Board of Directors, developed through board experience, particularly in the financial services industry.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 7

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CORPORATE GOVERNANCE

The Role of the Board and Board Leadership

The Board’s main duty is to advance the interests of the Company’s shareholders by engaging in active and independent oversight of the management of CIGNA’s business affairs and assets. In order to fulfill its responsibilities to the Company’s shareholders, CIGNA’s Board, both directly and through the Board’s committees, regularly engages with management, ensures management accountability and reviews the most critical issues that face CIGNA, such as succession planning, approval of the Company’s strategy and mission, execution of the Company’s financial and strategic goals, oversight of risk management, and determination of executive compensation.

In January 2010, the roles of Chairman of the Board and Chief Executive Officer (CEO) were separated to allow an independent Chairman to lead the Board of Directors. The Board believes that this leadership structure furthers CIGNA’s commitment to sound corporate governance principles and also aids the Company as it navigates the current economic environment. CIGNA’s CEO is responsible for the execution of CIGNA’s strategic goals and management of the Company’s senior leaders. The independent Chairman serves as the principal representative of the Board, presides over meetings of the Board of Directors and meetings of CIGNA shareholders, drives the meeting agendas and acts as the liaison between the Board and the Company’s senior management. Other key responsibilities of the independent Chairman include:

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facilitating discussion among the independent directors on key issues and concerns and advising the CEO with respect to the flow of information between the Board and CIGNA’s management;

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advising the CEO on issues of concern to the Board and, together with the independent members of the Board, evaluating the CEO’s performance;

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leading the Board in CEO succession planning;

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developing the schedule of Board meetings together with the CEO and conferring regularly with the CEO and the Committee Chairs to develop meeting agendas; and

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engaging in the director recruiting process, including focusing on diversity of director candidates and meeting with all qualified candidates.

Board Composition

CIGNA’s By-Laws require the Board to have at least eight directors, but no more than 16. The Board and its Corporate Governance Committee (CGC) each periodically consider the appropriate size of the Board. CIGNA has a strong commitment to a Board composed principally of independent, non-employee Directors. CIGNA Corporation currently has one, and has never had more than two, employee directors serving at the same time. CIGNA’s Board is committed to meeting the evolving needs of the Company and its shareholders and, as a result, evaluates and adapts its role, its relationship with management, and its composition on a regular basis.

Criteria and Process for Nominating Directors

Director Selection Criteria

The CGC, in consultation with the Board, has developed and periodically reviews director selection criteria and, as part of the director recruitment process, takes into consideration the responsibilities of CIGNA directors. The criteria for director selection are as follows:

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Directors must represent all shareholders.

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Directors must demonstrate good judgment and strong commitment to ethics and integrity.

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Directors must be free of conflicts of interest.

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Directors must possess the ability to analyze complex business and public policy issues and provide relevant input regarding the Company’s business strategy.

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Directors must have demonstrated a high degree of achievement in their respective fields.

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Directors must contribute to the overall diversity (in its various forms) of the Board of Directors.

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In addition to the criteria listed above, the CGC and the Board strive to ensure that the Board consists of individuals who together possess a wide range of capabilities and professional attributes, among them:

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financial acumen;

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ability to assess risk and its impact on shareholder value;

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insight into the process of developing employees, as well as developing and delivering high-quality products and services that respond directly to customer needs and expectations;

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familiarity with channels of distribution;

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awareness of consumer market trends;

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insight into government relationships and processes;

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familiarity with processes for developing and implementing effective human resources policies and practices; and

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familiarity with the challenges of operating businesses in the international marketplace.

Director Selection Policy and Process

The Board of Directors reviews the background of potential candidates. Director candidates are then interviewed by the Chair of the CGC, the Chairman of the Board and other members of the Board, as appropriate, before the CGC makes its recommendation to the Board. When considering director candidates and the current composition of the Board, the CGC and Board consider how each nominee’s background, experiences, skills, leadership style and unique perspective will contribute to the diversity of the Board of Directors as a whole. The CGC assesses the Board’s composition as part of the annual self-evaluation of the Board (described on page 10).

The Board may nominate for election and appoint to vacant or new Board positions only persons who agree to adhere to the Company’s majority voting standard. The standard requires a director to tender his or her resignation to the Company in case of failure to achieve more “for” votes than “against” votes at any future meeting at which he or she faces an uncontested election. The Board has discretion to accept or reject the tendered resignation after the election.

That tender of resignation cannot be withdrawn unless the Board eliminates the majority voting standard. If a nominee does not receive a majority of votes for his or her election, the CGC will act on an expedited basis to determine whether to accept the resignation and will submit the recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision about that resignation.

Consideration of Shareholder Suggestions for Director Selection

The CGC is responsible for advising and reporting to the Board on the Board’s membership and director selection. The CGC welcomes shareholder suggestions for Board nominees. A shareholder who wishes to suggest a Board nominee should submit the candidate’s name, together with appropriate biographical information and qualifications, to the CGC. Correspondence may be addressed to:

Corporate Secretary

CIGNA Corporation

Two Liberty Place

1601 Chestnut Street

Philadelphia, PA, 19192-1550

The CGC generally considers nominees in October for the following annual meeting. Accordingly, suggestions for Board nominees should be submitted by October 1st to ensure consideration for the following annual meeting. Shareholder suggestions for Board nominees are evaluated using the same criteria described under “Director Selection Criteria” on page 8.

Third-Party Director Search Firm

The CGC retains a third-party search firm to assist the CGC in identifying and evaluating candidates for Board membership who best match CIGNA’s director recruitment criteria as described on page 8. Prior to December 2010, SpencerStuart served as the CGC’s director recruiting firm, identifying qualified candidates for Board membership. Beginning in December 2010, the CGC engaged Heidrick & Struggles to assist with its director recruiting efforts.

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CIGNA Corporation’s Corporate Governance Policies

The Board and its committees regularly review their corporate governance policies and practices and make changes from time to time to implement developing best practices that the Board has determined are appropriate for CIGNA. Many of these policies and practices are embodied in the Board Practices and the charters of the Audit, Corporate Governance, Finance, People Resources and Executive Committees. The Board Practices, committee charters and CIGNA’s Code of Ethics are posted at http://www.cigna.com/about_us/governance/index.html.

They also are available in print to any shareholder who submits a written request to the Corporate Secretary at:

Corporate Secretary

CIGNA Corporation

Two Liberty Place

1601 Chestnut Street

Philadelphia, PA 19192-1550

Other Board Practices

Limit on Directorships

Each director who is also a chief executive officer of a public company may not serve on more than one public company board in addition to CIGNA’s Board and the board of his or her employer (for a total of three public company directorships). Each director who is not a chief executive officer of a public company may serve on no more than four boards of public companies in addition to CIGNA’s Board (for a total of five such directorships).

Board Meetings

The Board meeting schedule and agenda are developed with input from directors. The duration of each meeting varies as business needs dictate. During Board meetings, the Board holds executive sessions both with the CEO (an employee director) and without any members of management (including the CEO) present. The Board met in executive session without any members of management present eight times in 2010.

Access to Management and Independent Advisors

Independent directors have regular access to senior managers and employees. In addition, the Board and its committees are able to access and retain appropriate independent advisors as they deem necessary or appropriate.

Continuing Education and Self-Evaluation

The Board is regularly updated on CIGNA’s businesses, strategies, customers, operations and employee matters, as well as external trends and issues that affect the Company. Directors are also encouraged to attend continuing education courses relevant to their service on CIGNA’s Board. Directors are reimbursed by CIGNA for expenses incurred in connection with such continuing education courses. The Board and each of its committees as well as the Chairman of the Board conduct a self-assessment, and the CGC annually conducts a review of each individual director’s performance (including the Chairman) against the established responsibilities of CIGNA Board members. On an ongoing basis, directors offer suggestions and alternatives intended to further improve Board performance.

Resignation and Retirement

If a director’s principal position is discontinued, that director is required to tender his or her resignation to the CGC. The CGC will then recommend to the Board whether to accept or decline the resignation. In any event, a director is required to retire no later than the annual meeting of shareholders coinciding with or following his or her 72nd birthday.

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Communications to the Board

The Board maintains an address for receipt of shareholder and interested party communications. Shareholders and interested parties may contact the Board of Directors, the non-employee directors, or specific individual directors by writing to them at:

Director Access

Attn: Office of the Corporate Secretary

CIGNA Corporation

Two Liberty Place

1601 Chestnut Street

Philadelphia, PA 19192-1550

The Corporate Secretary will compile all communications other than routine commercial solicitations and opinion surveys sent to Board members and periodically submit them to the Board. Communications addressed to individual directors at the director address will be promptly submitted to such individual directors. The Corporate Secretary also will promptly advise the appropriate member of management of any concerns relating to CIGNA’s products or services, and the Corporate Secretary will notify the Board of the resolution of those concerns.

Board of Directors and Committee Meetings, Membership, Attendance, Independence and Other Board Matters

Meetings and Membership

The full Board held eight meetings during 2010. From time to time, the Board or its committees act by unanimous written consent when it is impracticable for them to meet.

The following table shows the membership, summary of responsibilities and number of meetings in 2010 for each of the committees. Additional information about the committees can be found in the committee charters which are posted at http://www.cigna.com/about_us/governance/committees.html.

Committees	2010 Membership	Primary Responsibilities	Number of Meetings
Audit	D. F. Zarcone* (Chair) J. E. Henney, M.D.* J. M. Partridge* E. C. Wiseman*	• Representing and assisting the Board in fulfilling its oversight responsibilities regarding the adequacy of internal controls, integrity of financial statements, compliance with legal and regulatory requirements, and enterprise risk management. • Assessing qualification and independence of, appointing, compensating, overseeing the work of and removing, if appropriate, CIGNA’s independent registered public accounting firm.	11
Corporate Governance	C. C. Wait* (Chair) J. E. Henney, M.D.* P. N. Larson*(1) J. P. Sullivan* E. C. Wiseman*	• Reviewing, advising, and reporting to the Board on the Board’s membership, structure, organization, governance practices and performance. • Reviewing committee assignments annually. • Overseeing director selection and compensation and developing specific director recruitment criteria.	6
Finance	P. N. Larson*(1) (Chair) R. Martinez* J. M. Partridge*(2) J. E. Rogers* D. F. Zarcone* W. D. Zollars*	• Overseeing and advising the Board regarding the structure and use of CIGNA’s capital, long-term financial objectives and progress against those objectives, CIGNA’s annual operating plan and budget, investment policies, and information technology strategy and execution.	6
People Resources	J. E. Rogers* (Chair) R. Martinez* J. P. Sullivan* C. C. Wait* W. D. Zollars*	• Overseeing the policies and processes for people development, including the succession plan for the principal executive officers. • Evaluating the Chief Executive Officer annually and sharing its assessment with the Board when recommending compensation actions for the Chief Executive Officer. • Reviewing and approving executive compensation plans and equity-based plans, subject to applicable Board and shareholder approvals.	6
Executive	I. Harris* (Chair) D. M. Cordani(3) P. N. Larson*(1) J. M. Partridge*(4) J. E. Rogers* C. C. Wait* D. F. Zarcone*	• Advising the Independent Chairman of the Board. • Exercising the power and authority of the Board as specifically delegated by the Board when convening a meeting of the full Board of Directors is impracticable or difficult.	0

* Meets independence standards described on page 12

(1) Mr. Larson retired from the Board of Directors effective December 31, 2010.

(2) Mr. Partridge became Chair of the Finance Committee effective January 1, 2011, following the retirement of Mr. Larson.

(3) Mr. Cordani became a member of the Executive Committee effective December 2, 2010.

(4) Upon his appointment as Chair of the Finance Committee, Mr. Partridge became a member of the Executive Committee.

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The Board has determined that all members of the Audit Committee qualify as financially literate under New York Stock Exchange standards and meet the qualifications for independence as described below. The Board also determined that Donna Zarcone and John Partridge are the “audit committee financial experts” (as defined in the applicable rules of the Securities and Exchange Commission).

Attendance

During 2010, Board and committee attendance averaged 94% for the Board as a whole. Each incumbent director attended at least 80% of the combined total meetings of the Board and committees on which he or she served during 2010. The Board encourages independent directors to attend the annual meeting of shareholders. Eight directors attended the 2010 annual meeting: David Cordani, Peter Larson, Roman Martinez IV, James Rogers, Carol Cox Wait, Eric Wiseman, Donna Zarcone, and Isaiah Harris, Jr., who chaired the meeting.

Independence

CIGNA’s Board has adopted director independence standards that can be found in the Board Practices posted on CIGNA’s website. CIGNA’s director independence standards provide that a director is not independent if:

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the director is, or has been within the last three years, an employee of CIGNA, or an immediate family member (defined as a spouse, parent, child, sibling, mother or father-in-law, son or daughter-in-law, brother or sister-in-law or anyone (other than a domestic employee) who shares the director’s home) is, or has been within the last three years, an executive officer of CIGNA;

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the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from CIGNA, other than director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

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the director is a current partner or employee of CIGNA’s external auditor or an employee of CIGNA’s internal audit department, or an immediate family member is a current partner of CIGNA’s external auditor or an employee of CIGNA’s internal audit department;

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the director or an immediate family member was within the last three years (but is no longer) a partner or employee of CIGNA’s external auditor or an employee of CIGNA’s internal audit department and personally worked on CIGNA’s audit within that time;

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the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of CIGNA’s present executives at the same time serves or served on that company’s compensation committee; or

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the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, CIGNA for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or two percent of the other company’s consolidated gross revenue.

The Company’s director independence standards further provide that certain relationships are not material and do not impair a director’s independence. In particular, a director’s independence will not be impaired if:

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a director is an executive officer of another company in which CIGNA owns a common stock interest, and the amount of CIGNA’s common stock interest is less than five percent of the total shareholders’ equity of the company for which the director serves as an executive officer;

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a director is an executive officer of another company in which CIGNA owns debt securities and the amount of the debt holdings is less than five percent of the total outstanding debt securities of that company;

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a director serves as a member of the board of directors or serves in a position with similar duties and responsibilities (such as a trustee) of another organization that makes payments to or receives payments from CIGNA in the ordinary course of business;

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a director’s immediate family member serves as an employee or director (but does not serve as an executive officer, or partner or in another position with principal policymaking responsibilities) of an organization that makes payments to or receives payments from CIGNA in the ordinary course of business;

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a director is an executive officer of another company that owns less than five percent of the total shareholders’ equity of CIGNA;

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a director, his/her spouse or anyone (other than domestic employees) sharing the home of a CIGNA director serves as an executive officer, director or trustee (or equivalent) of a charitable organization, and CIGNA’s discretionary charitable contributions to the organization during the past year are less than the greater of $100,000 or two percent of that organization’s annual gross revenue (CIGNA’s automatic matching of employee charitable contributions will not be included in the amount of CIGNA’s contributions for this purpose);

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a director or his immediate family members purchases insurance, services or other products of CIGNA, or uses CIGNA’s financial services, all on terms and conditions similar to those available to other similarly situated persons;

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a director is a member in the same professional association, social, fraternal or religious organization or club as an executive officer or other director of CIGNA;

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a director currently or previously attended the same educational institution as an executive officer or other director of CIGNA;

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a director serves on the board of directors of another public company on which an executive officer or other director of CIGNA also serves as a director, except for prohibited compensation committee interlocks; or

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a director serves as an executive officer of a public company that also uses CIGNA’s registered independent public accounting firm.

For any relationship outside the above guidelines, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, will be made by the directors who do satisfy the independence standards.

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The director independence standards described above meet the independence standards specified in the listing standards of the New York Stock Exchange. Based on the standards described above and the Board’s review, the Board affirmatively determined that:

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the following directors, comprising all of the current directors and director nominees, except for Mr. Cordani, are independent: Messrs. Harris, Martinez, Partridge, Rogers, Sullivan, Wiseman and Zollars, Dr. Henney, and Mmes. Wait and Zarcone; and

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all members of the Audit Committee, CGC, Finance Committee and People Resources Committee are independent.

In addition, Mr. Larson served on the Board until December 31, 2010 and in February 2010, the Board determined that he was independent. In assessing directors’ independence, the Board and CGC reviewed material provided by management related to CIGNA’s transactions with and investments in entities affiliated with CIGNA directors and their immediate family members, based on answers to directors’ responses to a questionnaire about such relationships. In applying the independence standards, the Board and the CGC considered that from time to time during the past three years, CIGNA and its subsidiaries engaged in arms-length, ordinary course business transactions with or made charitable contributions to corporations or organizations with which Messrs. Harris, Martinez, Partridge, Rogers, Sullivan, Wiseman and Zollars, Dr. Henney and Mmes. Wait and Zarcone or their immediate family members, serve as an executive officer, director, trustee or partner. In each case, the amount paid to or received from these companies in each of the last three years was significantly less than 2% of annual gross revenue or the $1 million threshold as described in CIGNA’s director independence standards or otherwise fell within the guidelines described above.

Board Oversight of Risk and Enterprise Risk Management

The Board of Directors is ultimately responsible for oversight of the risks facing the Company. The Board executes its duty both directly and through its Audit Committee (which is responsible for oversight of financial risk), its People Resources Committee (PRC) (which is responsible for oversight of compensationrelated risk) and its Finance Committee (which is responsible for oversight of capital, including technology investments, and investment-related risk).

Over the past several years CIGNA has implemented practices so that the Board and its Committees are regularly briefed on issues related to the Company’s risk profile. These practices include CIGNA’s Chief Risk Officer and General Auditor reporting directly to the Audit Committee at least quarterly to discuss the Company’s Enterprise Risk Management (ERM) activities and progress made against established ERM objectives for the year. ERM is a company-wide initiative that involves the Board, CIGNA’s management and Chief Risk Officer and General Auditor, and internal audit function in an integrated effort to (1) identify, assess, prioritize and monitor (as each of their roles dictates) a broad range of risks (e.g., financial, operational, business, compliance, reputational, governance and managerial), and (2) formulate and execute plans to monitor and, to the extent possible, mitigate the effect of those risks.

In addition, the Chief Risk Officer and General Auditor meets with the Audit Committee during each of its executive sessions, presents at least annually to the full Board of Directors, and provides (and is available to discuss) written reports to the PRC that assist the PRC in assessing risks related to compensation design and awards. The Chief Risk Officer and General Auditor also monitors technology, financial market and capital management risks. These risks are reviewed and discussed regularly with the Finance Committee. The Audit Committee regularly reports to the full Board of Directors on matters related to enterprise risk and risk management, and the full Board of Directors devotes time during its meetings to engage in a focused discussion on risk oversight.

As part of an annual process, management conducted an in-depth review of CIGNA’s executive and employee compensation programs and policies, including incentive compensation plans, and in February 2011 presented a summary of its findings to the PRC. As part of the review, management analyzed the relationship between the incentives created by these programs and the Company’s risk profile, internal controls that mitigate the risk of incentive compensation having an unintended negative financial impact on the Company, and plan design features including clawback arrangements, holding periods, earnings thresholds, payment structure and plan caps. The review concluded that CIGNA’s compensation programs and policies, including goal-setting, target-setting and payouts, do not create or increase risks that are reasonably likely to have a material adverse effect on the Company.

People Development Matters

The PRC is responsible for overseeing the policies and processes for people development, including the succession plan for executive officers. In fulfilling that responsibility, the PRC considers an annual review of executive officers and key senior management presented by the CEO, including a discussion of those employees who are considered to be potential successors to executive and senior level positions and a review of their readiness and developmental needs. The assessment is presented to the full Board at the PRC’s direction. In connection with the Board’s oversight of Chief Executive Officer succession planning, the PRC assists the Board with developing and evaluating potential candidates who meet the Board’s established criteria for the CEO position.

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Certain Transactions

The Company has not implemented a written policy concerning the review of related party transactions, but compiles information about transactions between CIGNA and its directors and officers, their immediate family members, and their affiliated entities, including the nature of each transaction and the amount involved. The CGC annually reviews and evaluates the outcome of this analysis, with respect to directors, as part of its assessment of each director’s independence and presents its assessment to the full Board of Directors. The Company reviews the transaction information with respect to both directors and executive officers to determine whether any transaction may be subject to disclosure under applicable rules regarding transactions with related persons, and submits a description of any transaction subject to such disclosure to the CGC for review.

In addition, all directors, officers and employees of CIGNA are subject to the Company’s Conflict of Interest Policy, which requires directors to inform the Corporate Secretary and employees to inform their supervisors, of any existing or proposed relationship, financial interest or business transaction that could, or might appear to be, a conflict of interest. Any reported transactions are to be brought to the attention of the Chief Compliance and Ethics Officer for review and disposition.

Based on a review of the transactions between CIGNA and its directors and officers, their immediate family members, and their affiliated entities, CIGNA has determined that, since the beginning of 2010, it was not a party to any transaction in which the amount involved exceeds $120,000 and in which any of CIGNA’s directors, executive officers or greater than five percent stockholders, or any of their immediate family members or affiliates, have a direct or indirect material interest.

Processes and Procedures for Determining Executive and Director Compensation

PRC Role in Executive Compensation

The PRC is composed entirely of independent directors. Pursuant to its charter, the PRC represents and assists the Board of Directors in fulfilling its responsibilities related to oversight of CIGNA’s human resources. In carrying out this responsibility, the People Resources Committee is charged with oversight of the Company’s compensation and benefit plans and policies that apply to executive officers (including the named executive officers). In fulfilling its responsibilities, the PRC continuously seeks to improve the program’s effectiveness in reinforcing strong links between executive pay and performance. Examples of actions that the PRC has taken include:

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annually reviewing the link between pay and performance and ensuring that executive compensation program design focuses on variable, at-risk, performance-based compensation;

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assessing the relationship between the Company’s risk profile and compensation plans;

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hiring a compensation consultant to advise on executive compensation issues;

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establishing reviews of detailed compensation tally sheets for all executive officers twice a year; and

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holding executive sessions, without CIGNA management present, at PRC meetings.

The PRC regularly reviews CIGNA’s compensation programs against the Company’s strategic goals, industry practices, and emerging trends in order to ensure alignment with shareholder interests. The PRC retains the flexibility to modify the programs to address changes in the competitive landscape. To help it fulfill its responsibilities, the PRC has engaged an independent compensation consultant, as described below.

Beginning in 2009, the PRC expanded its review of CIGNA’s executive compensation program to monitor whether the program components encourage or otherwise promote the taking of inappropriate or unacceptable risks that could threaten the Company’s long-term value. As part of this enhanced risk assessment review, the PRC receives regular updates on the Company’s major risks as well as management’s plans to manage those risks. As a result of this review, in 2010, the PRC did not determine that any compensation program or policy encouraged or promoted such inappropriate risk and, therefore, did not take any action with respect to CIGNA’s executive compensation program as a result of this review.

The PRC also oversees the administration of CIGNA’s stock plans (including reviewing and approving equity awards to the named executive officers), reviews and recommends to the Board compensation decisions for the Chief Executive Officer and reviews and approves all compensation decisions relating to executive officers other than the Chief Executive Officer. The PRC reports to the Board on all actions taken.

The PRC, together with the Chairman of the Board, annually evaluates the Chief Executive Officer’s performance and CIGNA’s established enterprise goals and makes recommendations to the independent members of the Board of Directors about the Chief Executive Officer’s compensation. After the compensation determinations are approved by the PRC and the independent members of the Board of Directors, the Chairman of the Board notifies the Chief Executive Officer of the results of the evaluation.

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Management Role in Executive Compensation

The PRC has approved processes to support the independent development and review of executive officer compensation as described below.

Chief Executive Officer Compensation

The Chief Executive Officer is not present when the PRC and the Board are making Chief Executive Officer compensation decisions, based on the Chief Executive Officer’s performance and CIGNA’s established enterprise goals. The Executive Vice President, Human Resources and Services and the Compensation Consultant attend this session at the request of the Committee.

Other Named Executive Officer Compensation

The PRC approves the compensation targets, base salaries, annual incentives and long-term incentives and similar arrangements for all other named executive officers. In order to determine total target compensation for the named executive officers, the Compensation Consultant presents to the PRC relevant market data, prepared by CIGNA’s compensation department and the Compensation Consultant. This relevant market data relates to base salary, annual incentive compensation, long-term incentive compensation and retirement programs relative to CIGNA’s primary peer group and the broader industry (see page 29 for a discussion of the peer group). Generally, the Executive Vice President, Human Resources and Services presents any recommendations for changes to named executive officers’ compensation targets for the PRC’s consideration and approval, and the Vice President, Talent Optimization presents recommendations regarding compensation targets for the Executive Vice President, Human Resources and Services. For actual compensation decisions (payouts) regarding the named executive officers, CIGNA’s Chief Executive Officer presents his recommendations to the PRC for its consideration. In making his recommendations, the Chief Executive Officer discusses CIGNA’s performance and the individual officers’ performance. The Executive Vice President, Human Resources and Services is generally present for the discussion of compensation for named executive officers excluding himself.

Compensation Consultant Role in Executive Compensation

The PRC has the authority under its charter to engage the services of outside advisors for assistance. Pursuant to a decision made by the PRC in 2009, the PRC transitioned during the first quarter of 2010 from Mercer (US), Inc. (Mercer) to Pearl Meyer & Partners (PM&P) as its independent Compensation Consultant to advise the PRC on CIGNA’s executive compensation programs. The primary role of the Compensation Consultant is to provide the PRC with objective analysis, advice and information and to assist the PRC in the performance of its duties; however, the PRC or Board ultimately makes all of the decisions related to determining the amount or form of executive compensation. These decisions may reflect factors and considerations other than the information and advice provided by the Compensation Consultant. At the request of the PRC, one or more representatives of the Compensation Consultant attended all of the PRC meetings in 2010.

The PRC requests information and recommendations directly from the Compensation Consultant as it deems appropriate in order to structure and evaluate CIGNA’s compensation programs, practices and plans. As part of its engagement by the PRC, the Compensation Consultant also works with and exchanges information with the Executive Vice President, Human Resources and Services and CIGNA’s compensation department to support management’s executive compensation work for the PRC.

During 2010, Mercer and PM&P provided the services described throughout the Compensation Discussion and Analysis (CD&A) (beginning on page 26) and also:

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evaluated the effect of CIGNA’s equity programs on annual share use, burn rate (the number of shares awarded per year divided by the shares outstanding at the beginning of the year) and total dilution (the number of stock options and restricted stock outstanding, plus the number of shares available for grants under the Long-Term Incentive Plan, divided by the total number of shares of common stock outstanding), and advised the PRC on a recommended maximum share limit for use in 2011;

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facilitated a comprehensive review of CIGNA’s compensation philosophy and framework;

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evaluated the reasonableness and the rigor of the performance targets within CIGNA’s Management Incentive Plan from an external perspective, considering historical performance for CIGNA and the primary peer group as well as shareholder expectations; and

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reviewed the CD&A for the 2011 proxy statement.

The fees paid to Mercer for services in 2010 to the PRC and in support of executive compensation work for the PRC (as described above) totaled approximately $116,000.

The fees to PM&P for services in 2010 to the PRC and in support of executive compensation work for the PRC (as described above) totaled approximately $617,000.

In addition, the fees to PM&P for 2010 director compensation consulting services on behalf of the CGC totaled approximately $47,900. These services were provided exclusively to and at the direction of the CGC, the committee with oversight for director compensation.

Separate and distinct from executive compensation consulting services, as described above, Mercer and its affiliates provided services to CIGNA in various other capacities during 2010. Mercer is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., a holding company that has multiple independent operating companies, including Mercer. Those services included pension consulting, actuarial consulting, other compensation consulting, employee benefits reviews, risk management, and case implementation and administration. Decisions to engage Mercer were made by management, and were approved by the Chair of the PRC, acting on behalf of the Committee. Fees paid for those services to Mercer and Mercer affiliates totaled approximately $11,695,000 in 2010.

Mercer also provides employee benefits selection and strategy advice to many employers, unions and other groups (including CIGNA clients) that hire an independent third-party firm (an insurance broker) for that purpose. Commissions are paid to insurance brokers, such as Mercer, in the ordinary course of the employee benefits business, generally as a percentage of premiums billed, as the industry-accepted method of compensating brokers for their services. In addition, CIGNA’s clients may engage Mercer to provide consulting services. CIGNA may pay Mercer directly and include Mercer’s fees for those services in the client’s premiums or administrative services fees. As a result of these types of arrangements, CIGNA paid approximately $38,128,000 to Mercer and its affiliates in 2010. Decisions to engage Mercer were made by CIGNA clients and were not subject to management’s recommendation or PRC approval.

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In October 2010, CIGNA adopted a revised policy on compensation consultant independence that applies equally to the PRC’s engagement of a compensation consultant for executive compensation matters and the CGC’s engagement of a compensation consultant for director compensation matters. The revised policy requires that the PRC or CGC, as applicable, use a compensation consultant that is independent of the Company as assessed by the relevant committee each year. A compensation consultant is deemed independent under the policy if the compensation consultant:

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is retained by the PRC or CGC, and reports solely to the PRC or CGC (as appropriate) for all services related to executive or director compensation; and

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does not provide any services or products to the Company and its affiliates or management except with approval of the Chair of the PRC or CGC (as appropriate).

In assessing the compensation consultant’s independence, the PRC and/or CGC considers the nature and amount of work performed for the relevant committee during the year, the nature of any non-executive or director compensation services performed for the Company, and the amount of fees paid for those services in relation to the compensation consultant’s total revenues. The compensation consultant annually prepares for the PRC and/or CGC an independence letter providing appropriate assurances and confirmation of the compensation consultant’s independent status under the policy.

The PRC regularly reviews and evaluates its compensation consultant engagement. The PRC intends to specifically review the continuation of its relationship with its compensation consultant every five years.

Compensation Consultant Role in Director Compensation

The CGC’s charter provides that it will review the compensation of non-employee directors periodically, recommend changes to the Board, and assist in the administration of director compensation plans as authorized by the Board. The CGC reviews the non-employee director compensation program periodically for competitiveness and appropriateness of compensation levels and program design and may then make recommendations to the Board for action.

To help it fulfill its responsibilities, the CGC from time to time engages one or more compensation consultants. A compensation consultant engaged by the CGC is directly responsible to the CGC for advising it on non-employee director compensation and providing it with objective analysis and advice about benchmarking, pay practices at competitors, potential tax consequences, compensation magnitude and mix, program structure, and alignment with shareholder interests; however, all of the decisions about determining the amount or form of director compensation are made by the full Board and may reflect factors and considerations other than the information and advice provided by a compensation consultant. The CGC may also engage a compensation consultant to advise it on industry practices and emerging trends in director compensation.

With respect to director compensation, the compensation consultant obtains from the Executive Vice President, Human Resources and Services and members of his staff information needed to carry out its assignments and from the General Counsel and members of her staff information related to legal issues. At the request of the CGC, one or more representatives of a compensation consultant engaged by the CGC may attend certain CGC meetings in order to present information and recommendations and to be available to answer questions and advise the CGC.

During the fourth quarter of 2010, the CGC engaged PM&P to complete a competitive assessment of the levels of ongoing compensation for the Independent Chairman of the Board and Committee Chairs. Page 20 provides a description of changes made to the non-employee director compensation program for 2011 related to compensation of the independent Chairman of the Board.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 16

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INFORMATION ABOUT ITEM 2.   Advisory Vote on Executive Compensation

Pursuant to recently adopted rules under Section 14A of the Exchange Act, the Board of Directors is providing CIGNA’s shareholders with the opportunity to approve an advisory resolution on the Company’s executive compensation policies as reported in this proxy statement.

CIGNA operates in a very competitive market for executive talent that possess the skill and experience to run its business. In making determinations regarding compensation of CIGNA’s named executive officers, the People Resources Committee (“PRC”) and the Board are guided by an established compensation philosophy and compensation program goals, which include: (1) rewarding the creation of long-term value for CIGNA shareholders and aligning the interests of the Company’s executives with those of its shareholders; (2) emphasizing performance-based short-term and long-term compensation; (3) motivating executives to deliver superior results, with appropriate consideration of risk while maintaining commitment to the Company’s ethics and values; (4) rewarding the achievement of long-term financial results more heavily than the achievement of short term results, with greater rewards for sustained, long-term performance; and (5) attracting and retaining highly skilled executives to join and remain with CIGNA.

The PRC regularly reviews and discusses the tenets of its compensation philosophy and the way in which those tenets are reflected in the Company’s compensation programs. In 2010, the PRC asked the Compensation Consultant to facilitate a series of in-depth discussions regarding the fundamentals of the Company’s compensation philosophy, focusing on key concepts such as: (1) the peer group for purposes of setting individual targets and performance levels; (2) the alignment of rewards and performance; and (3) the measures used to incent performance and assess performance. As a result of these discussions, the Committee confirmed the goals of the executive compensation program and the principles of compensation program design going forward and made no changes to CIGNA’s current executive compensation programs and policies.

In addition to its adherence to the compensation philosophy, the PRC maintains strong governance practices and controls around executive compensation decisions including:

•

retaining an independent compensation consultant to the PRC to advise on market practices and facilitate evaluation of the relationship between the compensation of the Company’s executive officers and the Company’s performance;

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conducting an annual pay for performance review, facilitated by the Compensation Consultant, during which the PRC assesses the relationship between the Company’s results and the compensation awarded to executive officers; and

•

regularly reviewing market analysis regarding compensation of CIGNA’s named executive officers and generally aligning target compensation to the 50th percentile of that market data (with superior pay awarded for superior performance).

In 2010, CIGNA’s compensation of named executive officers reflected the Company’s strong business results as well as alignment with CIGNA’s compensation goals. Compensation for each of these executives reflects the Company’s emphasis on long-term compensation, with named executive officers receiving on average approximately 64% of their 2010 total direct compensation in the form of long-term incentive awards, which vest over a three-year period. Disclosure related to the compensation of CIGNA’s named executive officers in 2010 appears in the Compensation Discussion and Analysis (“CD&A”) beginning on page 26 and the Executive Compensation Tables section of this proxy statement, beginning on page 40. You are encouraged to review this information prior to casting your vote on this item.

In accordance with recently adopted rules under Section 14A of the Exchange Act, we are asking shareholders to approve the following advisory resolution at the annual meeting.

Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Executive Compensation Tables and accompanying narrative disclosure.

Because your vote is advisory, it will not be binding upon the Board. Although non-binding, the PRC values the opinions of our shareholders and will review and consider the voting results when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that shareholders vote FOR approval of the advisory vote on executive compensation.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 17

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INFORMATION ABOUT ITEM 3.   Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Pursuant to recently adopted rules under Section 14A of the Exchange Act, the Board of Directors is providing CIGNA’s shareholders with the opportunity to vote on whether future advisory votes on executive compensation, such as the one set forth in Item 2 on page 17, should occur every year, every two years or every three years.

After careful consideration, the Board has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for CIGNA at this time and recommends that the shareholders vote for future advisory votes on executive compensation to occur every three years (or triennially). At the same time, we appreciate that shareholders have varying views on the frequency of future advisory votes. We will consider the voice of our shareholders as reflected in the voting results for this item.

The Board believes that a triennial approach is aligned with the Company’s executive compensation program, which is designed to reward the creation of long-term value for CIGNA shareholders and align the interests of the Company’s executives with its shareholders. As further described in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s performance-based long-term incentive compensation program represents the predominant portion of an executive’s total compensation opportunity and is tied to the Company’s performance over a multi-year period. A triennial vote would align with the Company’s focus on long-term incentive compensation and allow shareholders to evaluate the compensation of our executive officers over a similar time period.

In addition, a triennial approach provides regular input by shareholders, while allowing the Company adequate time to respond to each shareholder vote and make adjustments to compensation programs and policies as appropriate. The Board and its People Resources Committee maintain a robust process for considering and implementing changes to executive compensation programs and policies, which may span more than a single calendar year. In this regard, because the advisory vote on executive compensation occurs after we have already implemented our executive compensation programs for the current year, and because the different elements of compensation are designed to operate in an integrated manner, we expect that, in many cases, it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of shareholders. Therefore, the Board believes that a triennial vote would best facilitate careful consideration of and response to shareholder input by allowing more time for the Company to respond to voting results.

We appreciate that shareholders may have different views on what they believe is an appropriate frequency for advisory votes on executive compensation. Shareholders will be able to specify one of four choices for approval on their proxy cards: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation but rather to indicate their own choice among the frequency options.

The Board of Directors unanimously recommends that shareholders vote FOR conducting future advisory votes on executive compensation every “THREE YEARS”.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 18

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DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

Annual Board Retainer

Annual retainers are part of a compensation program for non-employee directors that is regularly evaluated by the Corporate Governance Committee (CGC) against relevant market data provided by an independent compensation consultant. Each director receives an annual Board Retainer in the amount of $225,000. In 2010, CIGNA shareholders approved the Directors Equity Plan, which allows the Company to award shares of CIGNA common stock as a payment vehicle for director compensation. The method of payment for the annual Board Retainer depends on a director’s stock ownership position. If a director has met the stock ownership guideline of $500,000 (as described more fully below), he or she may choose to receive the annual Board Retainer in the form of one or more of the payment vehicles listed below:

•

Cash

•

Common stock

•

Deferred stock units (DSUs) settled in cash

•

DSUs settled in common stock

If a director elects to receive any portion of the annual Board Retainer in cash, it is paid quarterly. If a director elects to receive any portion of the annual Board Retainer in equity, it is granted in full during the second quarter on the first day of the open trading period.

If a director does not meet the stock ownership guideline of $500,000, a portion of the annual Board Retainer will be paid as a mandatory equity award equal to the lesser of either: (1) 50% of the annual Board Retainer; or (2) the amount needed to meet the stock ownership guideline. In 2010, the mandatory equity portion of the annual Board Retainer (for directors who had not met their stock ownership guideline) was paid in the form of DSUs settled in cash, but directors were given the opportunity to elect to have their DSUs settled in stock, following shareholder approval of the Directors Equity Plan. In 2011, the mandatory equity portion of the annual Board Retainer (for directors who have not met their stock ownership guideline) will be paid in the form of CIGNA common stock, but, alternatively, directors may elect to receive the mandatory equity portion of the annual Board Retainer in the form of DSUs settled in cash, DSUs settled in CIGNA common stock, or a combination of these payment vehicles.

Committee Membership and Committee Chair Retainers

Each director receives $10,000 annually for each committee membership (excluding the Executive Committee for which there is no retainer) and committee chairs receive an additional $5,000 annually for each committee chaired. These amounts are paid in cash in quarterly installments. The following chart shows the annual retainers of the Non-Employee Director Compensation Program in effect for 2010.

Retainer	Annual Amount	Method of Payment	Payment or Award Frequency	Additional Information
Board Retainer	$225,000	Cash, CIGNA common stock, deferred stock units settled in cash, deferred stock units settled in CIGNA common stock, or a combination thereof.

Cash payments are made quarterly.

Common stock and deferred stock units are awarded annually.

Deferred stock units are paid in cash or CIGNA common stock (as applicable) on the third anniversary of the award or upon separation from service, if earlier.

Each deferred stock unit provides for a future payment equal to either one share of CIGNA common stock or the fair market value of one share of CIGNA common stock. Dividend equivalents are treated as reinvested in additional deferred stock units.

Committee Membership Retainer	$10,000	Cash	Paid quarterly	—
Committee Chair Retainer	$5,000	Cash	Paid quarterly	This amount is paid to Committee Chairs in addition to their Board and Committee Membership Retainers.

Stock Ownership Guideline

Pursuant to the terms of the Non-Employee Director Compensation Program, directors are expected to own $500,000 in any combination of CIGNA common stock, deferred common stock, deferred stock units, and restricted share equivalents within three years of joining the Board. Messrs. Partridge, Sullivan and Wiseman had not yet met the directors’ stock ownership guideline as of December 1, 2010.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 19

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Independent Chairman Compensation During the Transition Period

In addition to the annual Board Retainer, in 2010, the independent Chairman of the Board, Isaiah Harris, Jr., received an annual Chairman Retainer of $125,000, a Chairman Transition Retainer of $595,000 and other compensation, as described below. The Company also reimbursed Mr. Harris for reasonable out-of-pocket business expenses incurred in connection with his role as the independent Vice-Chairman of the Board and then the independent Chairman of the Board (the “Independent Board Leadership Positions”).

During 2009 and 2010, CIGNA continued to operate in a challenging economic environment. In addition, there was a transition of leadership for both the Board and the Company’s senior management in 2009 and 2010, during which the Board appointed Mr. Harris to serve as the Vice-Chairman of the Board (from July 1, 2009 through December 31, 2009) and then as the Chairman of the Board (through 2010, the “Transition Period”). During the Transition Period, Mr. Harris spent considerable time focusing on these issues and providing guidance and support to management to assist with strategic planning for CIGNA’s business and to fulfill his role as the Board’s liaison to management. Therefore, in 2009, the Board determined:

•

The Chairman Transition Retainer described above to be appropriate given the additional time and effort spent in the Independent Board Leadership Positions over and above regular service as a member of the Board and the general role and responsibilities of the independent Chairman of the Board (described on page 8).

•

In addition, Mr. Harris should be eligible for other compensation for serving in the Independent Board Leadership Positions during the Transition Period consisting of: (1) a one-time cash award of $1,450,000; and (2) payout of a stock unit award with a grant date value of $1,450,000.

In February 2011, the Board of Directors, upon the recommendation of the CGC, approved paying the cash award and settling the deferred stock award at 100%. In determining the amount of the awards for serving in the Independent Board Leadership Positions, the CGC and the Board evaluated the effectiveness of Mr. Harris in executing the duties of his position and considered Mr. Harris’ time and commitment to the Independent Board Leadership Positions, the nature and complexity of the issues faced by him during the Transition Period and Mr. Harris’ effectiveness in addressing any such issues and in representing the Board. As part of their assessment, the CGC and Board took into account Mr. Harris’ contributions to the overall functioning of the Board and management team, including holding management accountable for building and executing the Company’s strategic and operational plans.

The following chart shows the retainers of the Vice-Chairman/Chairman Compensation Program in effect during the Transition Period.

Retainer	Annual Amount	Method of Payment	Payment Frequency	Additional Information
Chairman Retainer	$125,000	Cash	Paid quarterly	This amount was paid in addition to the retainers paid to all independent directors described above.
Chairman Transition Retainer	$595,000	Cash	Paid quarterly

This amount was paid in addition to the retainers paid to all independent directors described above and in addition to the Chairman Retainer, but was paid only during the transition period from July 1, 2009 through December 31, 2010.

Following a review of market analysis provided by the compensation consultant and consideration of the continuing duties and responsibilities of the independent Chairman role, in December 2010, the CGC and the Board approved an annual Chairman Retainer of $225,000 for 2011, which is paid in addition to the annual Board Retainer.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 20

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Director Stock Ownership

Common Stock, Stock Unit, Share Equivalent, Hypothetical and Deferred Stock Ownership

The table below shows each independent director’s total ownership stake by listing the total holdings of CIGNA common stock plus any share equivalents, stock units, deferred common stock and hypothetical shares of CIGNA stock credited to a director’s deferred compensation account as of December 31, 2010 and the total value of such holdings, based on CIGNA’s stock price on December 31, 2010. This table includes stock ownership for Mr. Larson, who retired from the Board effective December 31, 2010. Mr. Cordani is the only management representative on the Board of Directors and his stock ownership is reflected in the Executive Compensation Tables beginning on page 40 and the Stock Held by Directors, Nominees and Executive Officers Table on page 64.

Name	Common Stock	Restricted Share Equivalents, Deferred Stock Units, Hypothetical Shares of CIGNA Stock, and Deferred Shares of CIGNA Stock (1)	Total Stock Ownership	Total Stock Ownership Value ($)
Isaiah Harris, Jr.	-	90,170	90,170	3,305,632
Jane E. Henney, M.D.	-	45,934	45,934	1,683,940
Peter N. Larson	-	53,691	53,691	1,968,312
Roman Martinez IV	3,000	44,852	47,852	1,754,254
John M. Partridge	-	9,969	9,969	365,464
James E. Rogers	-	28,210	28,210	1,034,179
Joseph P. Sullivan	-	3,445	3,445	126,294
Carol Cox Wait	-	49,294	49,294	1,807,118
Eric C. Wiseman	-	13,035	13,035	477,863
Donna F. Zarcone	2,000	31,648	33,648	1,233,536
William D. Zollars	-	35,550	35,550	1,303,263

(1) Restricted share equivalents, granted under the Restricted Share Equivalent Plan, are described on page 24; deferred stock units, awarded as a portion of the Board and/or Chairman Retainers, are described on page 19; hypothetical shares of CIGNA common stock, credited to a director’s deferred compensation account under the Director Deferred Compensation Plan are described on page 23; and deferred common stock, awarded as a part of the Board and/or Chairman Retainers, is described on page 19.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 21

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Director Compensation Table for Fiscal Year 2010

The table includes information about 2010 compensation for non-employee directors, which consisted of cash and equity retainer payments, various share equivalent awards (listed below at their grant date fair value), matching charitable awards and company-paid life insurance premiums. Because the annual Board Retainer of $225,000 for each director may be paid in cash, CIGNA common stock, deferred stock units or a combination of these payment vehicles (see page 19), annual Board Retainer payments are reflected below in the “Fees Earned or Paid in Cash” column, the “Stock Awards” column or both of these columns. Annual Committee Retainer payments are reflected in the “Fees Earned or Paid in Cash” column. The Director Compensation and the Director Aggregate Outstanding Equity Awards Tables that follow include 2010 information for Mr. Larson, who retired from the Board effective December 31, 2010. Mr. Cordani is the only management representative on the Board of Directors and his compensation is reflected in the CD&A and Executive Compensation Tables sections beginning on pages 26 and 40, respectively.

Name (a)	Fees Earned or Paid in Cash ($) (b) (2)	Stock Awards ($) (c ) (3)	All Other Compensation ($) (d) (4)	Total Compensation ($) (e)
Isaiah Harris, Jr. (1)	2,395,000	-	3,849	2,398,849
Jane E. Henney, M.D.	20,000	225,000	6,680	251,680
Peter N. Larson	250,000	-	56,499	306,499
Roman Martinez IV	132,500	112,500	1,441	246,441
John M. Partridge	132,500	112,500	5,573	250,573
James E. Rogers	25,000	225,000	887	250,887
Joseph P. Sullivan	127,500	112,500	208	240,208
Carol Cox Wait	250,000	-	4,001	254,001
Eric C. Wiseman	220,955	24,045	887	245,887
Donna F. Zarcone	150,000	100,000	18,424	268,424
William D. Zollars	245,000	-	1,242	246,242

(1) As part of the compensation for serving in the Independent Board Leadership Positions from July 1, 2009 through December 31, 2010, the Board of Directors, upon the recommendation of the CGC, approved a one-time cash award payment to Mr. Harris of $ 1,450,000. See page 20 for additional information regarding Mr. Harris’ compensation during the Transition Period.

(2) Messrs. Larson and Rogers, and Mmes. Wait and Zarcone each served as a committee chair and as a member of another committee. For all or a part of 2010, Messrs. Martinez, Partridge, Sullivan, Wiseman and Zollars, and Dr. Henney each served as a member of two committees. Mr. Harris served as Chairman of the Board. For this service, Mr. Harris received a Chairman Transition Retainer. Mr. Harris’ compensation is further described in footnote (1) above. See pages 19 and 20 for additional information regarding the Board, Committee and Chairman Retainers.

(3) This column includes the aggregate grant date fair value of CIGNA common stock and/or deferred stock units, awarded to directors as part of their annual Board Retainer. See page 19 for additional information about the part of the annual Board Retainer granted in common stock or deferred stock units.

(4) This column includes:

•

reinvested dividends on deferred stock units and other share equivalents, and dividends paid in cash on Restricted Share Equivalents;

•

matching charitable awards made by CIGNA as part of its matching gift program (also available on a broad basis to CIGNA employees) in the amount of $5,000 each for Dr. Henney, Messrs. Larson and Partridge, and Ms. Zarcone; and $2,000 for Ms. Wait;

•

for Mr. Larson, a special charitable donation in the amount of $50,000 to a non-profit organization, approved by the Board in honor of his retirement from the Board following fourteen years of service;

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the dollar value of company-paid life insurance premiums (also available on a broad basis to CIGNA employees) for Messrs. Harris, Martinez, Partridge, Rogers, Sullivan, Wiseman, Dr. Henney, and Mmes. Wait and Zarcone; and

•

for Ms. Zarcone, company-paid premiums for family medical/dental insurance and business travel accident insurance in the amount of $11,900. These benefits are available on a broad basis to CIGNA employees.

•

This column does not include the value of premiums, if any, paid by the directors for additional life insurance, medical/dental care programs, long-term care, property/casualty personal lines, and various other insurance programs that are also available on a broad basis to CIGNA employees and are described on page 25.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 22

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Director Aggregate Outstanding Equity Awards Table

This table lists each director’s total number of share equivalent awards outstanding on December 31, 2010. The table does not include any CIGNA common stock purchased by a director, and deferred CIGNA common stock resulting from deferred stock units settled in CIGNA common stock, or any share equivalents resulting from voluntary deferral of cash compensation invested in the CIGNA stock fund.

Name	Deferred Common Stock (1)	Deferred Stock Units (2)	Restricted Share Equivalents (3)	Compensation Required to be Invested in Hypothetical Stock (4)	Hypothetical Shares of Common Stock (5)	Total Deferred Common Stock, Deferred Stock Units and Other Share Equivalents
Isaiah Harris, Jr.	-	64,039	13,500	328	-	77,867
Jane E. Henney, M.D.	-	19,190	13,500	1,482	4,833	39,005
Peter N. Larson	-	12,299	-	8,528	14,220	35,047
Roman Martinez IV	-	15,744	13,500	328	-	29,572
John M. Partridge	-	9,969	-	-	-	9,969
James E. Rogers	8,322	12,299	-	-	-	20,621
Joseph P. Sullivan	-	3,445	-	-	-	3,445
Carol Cox Wait	-	12,299	-	9,774	18,063	40,136
Eric C. Wiseman	-	13,035	-	-	-	13,035
Donna F. Zarcone	-	15,361	13,500	729	2,058	31,648
William D. Zollars	-	12,299	13,500	729	2,058	28,586

(1) This column includes the equity portion of the 2010 Board Retainer granted in CIGNA common stock and further deferred under the Director Deferred Compensation Plan (see page 19 for additional information about the Board Retainers).

(2) This column includes the equity portion of the 2010 (and any previous year’s) annual Board Retainer granted in CIGNA deferred stock units and any related dividend equivalents and, for Mr. Harris, the stock units awarded as part of the additional Chairman transition compensation (see page 19 for additional information about the annual Board and Chairman Retainers and page 20 for information about the Chairman transition compensation).

(3) This column includes restricted share equivalents granted under the Restricted Share Equivalent Plan. See page 24 for additional information about these grants.

(4) This column includes hypothetical shares of CIGNA common stock acquired pursuant to a pre-2006 requirement that directors invest or defer a portion of their Board Retainer in shares of hypothetical CIGNA common stock as well as any reinvested hypothetical dividends earned on hypothetical shares.

(5) This column includes hypothetical shares of CIGNA common stock credited to directors’ restricted deferred compensation accounts under the terms of the retirement plan in effect between 1997 and 2005 as described on page 25.

All units and other share equivalents are fully vested with the exception of the 13,500 restricted share equivalents granted pursuant to the Restricted Share Equivalent Plan described on page 24 and the 51,740 stock units granted to Mr. Harris in 2009 as other compensation related to his service as Vice-Chairman and Chairman of the Board (see page 20) during the Transition Period. The number of share equivalents resulting from voluntary deferrals of cash compensation invested into the CIGNA stock fund for Mr. Harris equals 12,303; for Dr. Henney equals 6,929; for Mr. Larson equals 18,644; for Mr. Martinez equals 13,849; for Mr. Rogers equals 7,589; for Ms. Wait equals 9,158; and for Mr. Zollars equals 6,964. The number of shares of deferred CIGNA common stock resulting from deferred stock units settled in equity for Mr. Martinez equals 1,431. These amounts are not reflected in the table above.

Deferral of Payments

Directors may elect to defer the payment of their annual Board and Committee Retainers beyond their designated payment date under the Deferred Compensation Plan of 2005 for Directors of CIGNA Corporation (Director Deferred Compensation Plan). Under the Director Deferred Compensation Plan, any portion of the annual Board or Committee Retainers that is voluntarily deferred is credited to a director’s deferred compensation account. Amounts deferred that would have been payable in common stock are credited as a number of shares of hypothetical common stock and ultimately paid in shares. For deferred cash compensation, directors are offered a choice of hypothetical funds whose rates of return, gains and losses are credited to that account. Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and CIGNA’s insider trading policy, directors who participate in the Director Deferred Compensation Plan can make deferral elections on an annual basis and change their hypothetical investment allocations for cash deferrals once per quarter. The funds offered to directors include a hypothetical CIGNA stock fund and other funds that are selected from those offered to all CIGNA employees under the CIGNA 401(k) Plan. Directors may elect to receive payments under the Director Deferred Compensation Plan in a lump sum or in installments. The payments are made or installments begin in January of the year following separation from service as a director or a specified year while still in service.

Amounts deferred under the Director Deferred Compensation Plan are not subject to forfeiture. Deferred compensation balances are a general unsecured and unfunded obligation of the Company.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 23

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Director Compensation Program 2006-2009

Effective from 2006 through 2009, each director received an annual Board Retainer initially valued at $225,000. Of that amount, $75,000 was fixed compensation paid in cash, and $150,000 was mandatorily deferred for three years in the form of deferred stock units, whose value tracks that of CIGNA common stock. The number of deferred stock units awarded to a director each quarter was determined based on the closing price of CIGNA common stock on the last business day of the second month of that quarter. Dividend equivalents are credited on deferred stock units and treated as reinvested in additional whole deferred stock units. Three years after the original award, the payout per awarded stock unit is calculated based on the closing price of CIGNA common stock on the last business day of the second month of the quarter in which the third anniversary of the grant date falls, and payment is made in cash the following month. After shareholder approval of the Directors Equity Plan in 2010, directors were offered the opportunity to elect to settle outstanding DSUs in shares of CIGNA common stock. If service as a director ends before completion of the three-year period, valuation and payment would be made in the quarter following separation from service on the same basis as described above.

The deferred stock units awarded under the Non-Employee Director Compensation Program in effect from 2006 through 2009 are not subject to forfeiture and are a general unsecured and unfunded obligation of the Company.

Amended and Restated Restricted Share Equivalent Plan for Non-Employee Directors

From 1989 to 2005, upon joining the Board of Directors, non-employee directors who joined the Board before October 1, 2004 were awarded a one-time grant of shares of CIGNA restricted common stock. Directors who joined the Board after October 1, 2004, received a grant of restricted share equivalents. These grants were made under the Amended and Restated Restricted Share Equivalent Plan for Non-Employee Directors of CIGNA Corporation (Restricted Share Equivalent Plan). Effective January 16, 2006, the Restricted Share Equivalent Plan was frozen and no new awards were made to individuals joining CIGNA’s Board of Directors after that date.

The current provisions of the Restricted Share Equivalent Plan provide for the vesting of restricted share equivalents issued under the plan on the later of: (1) six months after the date of grant; or (2) the earliest of nine years of continuous service on the Board, attainment of age 65, change of control, death or disability of the director. However, in the event a director’s resignation is accepted because he or she failed to receive the required majority vote for reelection and the director’s restricted share equivalents have not yet vested, then a prorated portion of the director’s restricted share equivalents, determined by the number of complete months the director served on the Board, shall vest effective as of the date of the director’s resignation. As a result of the resignation or any other termination of service as a director prior to vesting, any unvested restricted share equivalents are forfeited, except to the extent that a majority of the Board of Directors (other than the separating director) approves their vesting.

As of the end of 2010, Messrs. Harris, Martinez and Zollars, Dr. Henney and Ms. Zarcone each have 13,500 unvested restricted share equivalents under the Restricted Share Equivalent Plan. Payment of the value of vested restricted share equivalents is made in cash after a director’s separation from service. The payout is calculated based on the closing price of CIGNA common stock on the director’s last business day of service with CIGNA and payment is made in cash within 45 days thereafter.

Each year that a restricted share equivalent is outstanding under the Restricted Share Equivalent Plan, a director receives a payment equal to the amount of any dividends declared and paid on a share of CIGNA common stock during that year (to the extent that the record date for any such dividend occurs while the restricted share equivalent is outstanding).

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 24

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Insurance Coverage

CIGNA offers to each non-employee director, at no cost to him or her, group term life insurance coverage in the amount of the annual Board Retainer ($225,000), and business travel accident insurance coverage in the amount of three times the annual Board Retainer ($675,000). Directors may purchase or participate in, through the payment of premiums on an after-tax basis, additional life insurance, medical/dental care programs, long-term care, property/casualty personal lines, and various other insurance programs available on a broad basis to CIGNA employees. In addition, directors may elect to purchase worldwide emergency assistance coverage. This program provides international emergency medical, personal, travel and security assistance, and is also currently available to CIGNA executive officers and certain other CIGNA employees who frequently travel abroad for business.

Each non-employee director who commenced service prior to January 1, 2006 is eligible, upon separation from service with at least nine years of Board service, to continue to (1) participate for two years in the medical/dental care programs currently offered by CIGNA to retired employees, through the payment of premiums by the director on an after-tax basis, and (2) use for one year, financial planning and tax preparation services in the amount of up to $6,500, paid by CIGNA. CIGNA will also provide eligible retired directors, at no cost to the director, with $10,000 of group term life insurance coverage for life. In addition, all directors may, at their own expense and if otherwise eligible, continue other life insurance, long-term care insurance and property/casualty personal lines insurance pursuant to the terms of the applicable policies. New directors who commenced service on the Board after January 1, 2006 are not eligible for these benefits.

Financial Planning and Matching Charitable Gift Program

Non-employee directors may participate in the same financial planning and tax preparation program available to CIGNA executive officers. Under this program, CIGNA will make direct payments or reimburse directors for financial planning services that are provided by firms designated by CIGNA and for tax preparation services. Non-employee directors may also participate in the matching charitable gift program available to CIGNA employees, under which CIGNA will make a matching charitable gift of up to $5,000 annually.

Frozen Retirement Plan

Before January 1, 1997, CIGNA maintained a retirement plan for directors who terminated service after serving on the CIGNA Board of Directors (or the Board of a predecessor company) for at least five years and after reaching age 60. Under this plan retired directors received, in a lump sum or in quarterly installments, fees based upon their retainer and length of service. Effective December 31, 1996, this retirement plan was frozen. Payments are made under this plan only to eligible directors who retired before 1997 and directors who had vested in the plan as of December 31, 1996.

From January 1, 1997 to December 31, 2005, CIGNA directors participated in a revised retirement plan under which an annual credit was made to a restricted deferred compensation account established for each director. This revised retirement plan was available to directors who were not fully vested in the former retirement plan when it was frozen on December 31, 1996 and to those who joined CIGNA’s Board after 1996, but before December 31, 2005. In addition to the annual credit, a one-time credit equal to the director’s accumulated unvested benefits under the former retirement plan was made in 1997 to those directors who had not vested in the former plan. The amounts credited to a director’s restricted deferred compensation account under the revised retirement plan were invested in hypothetical shares of CIGNA common stock. The per share price for the one time credit in 1997 was equal to the average closing price of CIGNA common stock over the last ten business days of 1996.

For each hypothetical share in a directors’ restricted deferred compensation account, hypothetical dividends equal to the amount of actual dividends paid on shares of CIGNA common stock are credited to a director’s deferred compensation account and are hypothetically reinvested in one or more of the available hypothetical funds.

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REPORT OF THE PEOPLE RESOURCES COMMITTEE

The People Resources Committee of the Board of Directors (PRC) reviewed and discussed with CIGNA’s management the following Compensation Discussion and Analysis (CD&A). Based on this review and discussion, the PRC recommended to the Board of Directors that the CD&A be included in this proxy statement and be incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2010 filed with the Securities and Exchange Commission. The Board accepted the PRC’s recommendation.

People Resources Committee:

James E. Rogers, Chairman

Roman Martinez IV

Joseph P. Sullivan

Carol Cox Wait

William D. Zollars

COMPENSATION DISCUSSION & ANALYSIS

Executive Summary

Company Performance in 2010

CIGNA is a global health service organization with subsidiaries that are major providers of medical, dental, disability, life and accident insurance and related products and services. In the U.S., the majority of these products and services are offered through employers and other groups (e.g. unions and associations), and in selected international markets, CIGNA offers supplemental health, life and accident insurance products, expatriate benefits and international health care coverage and services to businesses, governmental and non-governmental organizations and individuals.

In 2010, CIGNA’s results include strong revenues and earnings from each of our ongoing business segments (Health Care, Disability and Life and International), reflecting effective execution of our strategy, which includes broadening our existing customer relationships and growing our global customer base. Revenues rose significantly in 2010, reflecting strong premium growth in the Company’s ongoing business segments due to solid growth in each of the Company’s targeted markets. Net investment income and realized investment results also improved significantly, primarily reflecting improving economic conditions.

In summary, consolidated adjusted income from operations increased 16% to $1.3 billion, or $4.64 per share, in 2010 compared with 2009 primarily due to strong earnings growth in the ongoing business segments (Health Care, Disability and Life, and International), reflecting focused execution of the Company’s strategy, which includes a growing global customer base, as well as higher net investment income reflecting improved economic conditions and asset growth.

Compensation Decisions in 2010

Base Salary

Minimal increases were made to named executive officer base salaries in 2010 as part of the annual merit increase process. These merit increases were based on market analysis and individual performance assessments.

Annual Incentive

For the 2010 performance year, annual incentive awards to the named executive officers were made at a level of 118% to 150% (depending on the named executive officer) of the target award value, reflecting individual contributions and the Company’s performance versus Adjusted Net Income, Revenue Growth and Health Care Operating Expense Reduction goals, as discussed on page 33.

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Long-Term Incentive

For 2010, the People Resources Committee (PRC) approved long-term incentive awards in the form of grants of stock options and strategic performance shares (SPSs) (denominated in shares of CIGNA common stock) for the named executive officers at a level of 100% to 110% (depending on the named executive officer) of the target award value. The PRC also approved the unit value for the Strategic Performance Units (SPUs)s for the 2008-2010 performance period based on the Company’s relative Total Shareholder Return (TSR) and earnings performance over the three year performance period, as discussed on page 34.

The Company changed the Long-Term Incentive Program for executive officers beginning in 2010, replacing the portion of Long-Term Incentive awarded in SPUs (which can be paid in cash, shares of CIGNA common stock or a combination thereof) with SPSs. Under the Securities and Exchange Commission’s (SEC) disclosure rules, compensation for 2010 reported in the Summary Compensation Table on page 40 includes both the grant date fair value of the 2010 SPS awards and payout of the 2008-2010 SPU awards as a result of this transition.

Transition Compensation Actions

In 2010, the PRC approved transition compensation actions to support the leadership transitions associated with the acting Chief Financial Officer and President, U.S. Commercial Markets roles as discussed on page 35. In addition, as discussed below and reported in the Summary Compensation Table, Mr. Cordani’s 2010 compensation reflects his promotion to CEO in late 2009.

Best Practices and Corporate Governance

CIGNA seeks to be a leader in compensation governance practices. The PRC regularly considers competitive market trends and strives to understand the views of shareholders when adopting emerging compensation best practices or considering changes to existing policies.

Examples of practices adopted by the PRC in recent years include the following:

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Elimination of tax-gross up benefits upon a change of control;

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Expansion of the Company’s disgorgement of awards (or “clawback”) policy to include SPS awards so that incentive compensation awarded to named executive officers can be recouped in the event of a restatement of the Company’s financials;

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Robust stock ownership guidelines and holding requirements for equity awards and a prohibition against hedging, to promote alignment of officers’ interests with shareholders;

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Limited perquisites provided to executive officers; and

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Requirement of a termination of employment for vesting of equity awards following a change of control (referred to as a “double trigger”).

CIGNA’s commitment to sound compensation program design is also reflected in the PRC’s compensation philosophy and policies. These include:

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Benchmarking: The PRC benchmarks each executive’s total compensation opportunity against specific market data evaluated by the Compensation Consultant and the PRC. The PRC targets the 50th percentile of the applicable market data for total direct compensation opportunity. However, depending upon the overall level of responsibility and performance as well as tenure of a particular executive, the total compensation opportunity may be above or below the 50th percentile;

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Company-Wide Performance Measures: For 2010, short-term incentive opportunities for each of the named executive officers were based on enterprise measures. Similarly long-term incentive awards were based on CIGNA common stock value and relative stock price performance as well as financial performance over a three-year period. This incentive structure aligns with the PRC’s belief that shareholders and the investment community generally assess CIGNA based on its enterprise performance;

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Focus on Long-Term Performance: The Company awards a substantial amount of compensation in the form of long-term awards such as stock options and SPSs so that executive officers’ interests are aligned with shareholders and long-term Company performance; and

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Pay-for-Performance Alignment: In addition to setting target opportunities based on enterprise measures, the PRC regularly reviews tally sheets that encompass the full range of performance outcomes under the incentive plans to ensure that the resulting total compensation is aligned with the Company’s compensation philosophy.

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Snapshot of Major Compensation Program Elements in 2010

While the components of our compensation program are discussed in detail beginning on page 31, the following is a snapshot of the three primary compensation elements that comprise total direct compensation:

Compensation Element	Objective	Key Features
Base Salary	Base salary represents the fixed portion of an executive officer’s total compensation package.

Base salary levels are set based on both: (1) competitive market data; and (2) individual performance.

A competitive range for the relevant market data is recommended by the Compensation Consultant, and is defined as within 15% of the 50th percentile of the relevant market data.

The individual performance of named executive officers, like all employees, is assessed annually. Base salary merit increases may be made based on updated relevant market data, individual performance assessments and business affordability.

Annual Incentives	CIGNA uses performance-based annual incentive awards to recognize achievement of annual enterprise results versus goals and individual performance accomplishments and contributions.

Annual incentives are paid primarily under the Management Incentive Plan (MIP). The PRC annually approves: (1) enterprise performance measures and goals; and (2) funding levels for actual awards under the MIP. The performance measures and goals approved for 2010 are described on page 32.

Total target cash compensation (base salary plus annual incentive) is targeted at the 50th percentile of the primary market reference.

Subject to certain limits described below, the actual award for an eligible employee can range from 0% to 200% of the individual’s target and is paid in the first quarter following the end of the performance year.

Long-Term Incentives

CIGNA’s long-term incentive (LTI) program, also considered performance-based compensation, is designed to: (1) motivate and reward executive behaviors and accomplishments that lead to CIGNA’s long-term growth and profitability; (2) align the interests of executives with shareholders through equity compensation tied to CIGNA stock price performance; (3) align compensation with CIGNA’s pay-for-performance strategy; and (4) attract and retain key executives critical to CIGNA’s business success by providing competitive LTI opportunity with vesting over multiple years.

In accordance with CIGNA’s compensation strategy for executives, the predominant portion of an executive officer’s compensation opportunity is tied to the long-term success of the Company.

Stock Options — Represents a portion of the LTI award for the executive officers in 2010. Typically, stock options represent 50% of the LTI awards for executive officers.

The actual realized value of stock options depends upon stock price appreciation (if any) over the term of the option, which is 10 years. Stock options generally vest in equal installments over three years beginning on the first anniversary of the grant. The annual grant is made in the first quarter. An executive officer can receive from 0% to 200% of his or her individual LTI target based on enterprise and individual performance.

Strategic Performance Shares (SPSs) — Represents a portion of the LTI award for executive officers in 2010. Typically, SPSs represent 50% of the LTI awards for executive officers.

SPSs have a three-year performance period and are denominated in shares of CIGNA common stock. At the end of the three-year performance period, the number of shares awarded is based on performance against pre-established goals, including performance versus CIGNA’s competitors. The SPSs earned and actually issued to eligible executives will range from 0% to 200% of the SPSs awarded at the beginning of the performance period, based on enterprise and individual performance.

Strategic Performance Units (SPUs) — Prior to 2010, the Company awarded SPUs as a portion of its LTI awards. SPUs are performance awards denominated in units that can be paid in cash or shares of CIGNA common stock or a combination thereof. SPU value is based on CIGNA’s performance over a three year period measured against pre-established criteria, including performance versus CIGNA’s competitors. Although SPUs are no longer awarded as part of CIGNA’s annual long term incentive awards, many of the named executive officers continue to have outstanding SPUs from prior years’ awards and transitional awards may be made for new hires and promotions.

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Executive Compensation Policies and Practices

For information on the oversight of the Executive Compensation Program, see “Processes and Procedures for Determining Executive and Director Compensation” beginning on page 14.

Objectives and Philosophy

CIGNA operates in a very competitive market for executive talent with the skill and experience to run its business. In 2009, the PRC reviewed and approved changes to the Company’s annual and long-term incentive programs in light of the Company’s evolving business strategy. Building on this review and the accompanying changes to CIGNA’s compensation programs, in 2010, the PRC asked the Compensation Consultant (Pearl Meyer & Partners) to facilitate a series of discussions regarding the fundamentals of the Company’s compensation philosophy. The discussions focused on key concepts, such as: (1) the peer group for purposes of setting individual targets and performance levels; (2) the alignment of rewards to performance; and (3) the measures used to incent and assess performance. During the PRC’s dialogue, the Compensation Consultant provided competitive practice information for each topic. At the conclusion of its discussions, the PRC reaffirmed the goals of the executive compensation program and the principles of the compensation program design and reviewed the outcome of its discussions with the full Board.

Specifically, the PRC and the Board reaffirmed the Company’s commitment to the following executive compensation program goals:

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reward the creation of long-term value for CIGNA shareholders and align the interests of the Company’s executives with those of its shareholders;

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emphasize performance-based short-term and long-term compensation;

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motivate executives to deliver superior enterprise results, with appropriate consideration of risk while maintaining commitment to the Company’s ethics and values;

•

attract and retain highly skilled executives to join and remain with CIGNA; and

•

reward the achievement of favorable long-term financial results more heavily than the achievement of short-term results, with greater rewards for sustained, long-term performance.

Relevant Market Data

The PRC establishes target and actual compensation levels for the named executive officers based on a variety of factors including the practices of the Company’s peer group, which is comprised of organizations in the market in which CIGNA competes for capital, customers and talent, as well as published survey data in some circumstances.

In 2009, the PRC approved the peer group, effective for the determination of target pay mix and target compensation in December 2009 and 2010 compensation plan design (see page 32). The peer group includes diversified insurance and health services companies and companies with larger or expanding global operations because these companies are the organizations with which CIGNA currently competes for capital, customers and talent. The chart below lists the companies included in CIGNA’s Primary Peer Group.

Primary Peer Group
Aetna, Inc.	Humana, Inc.
Coventry Health Care, Inc.	WellPoint, Inc.
Health Net, Inc.	Medco Health Solutions, Inc.
Express Scripts Inc.	MetLife
Aflac Incorporated	ACE Limited
Unum Group	The Hartford Financial Services Group, Inc.

CIGNA also has a Secondary Peer Group, which is used as an additional reference point for compensation target setting and reviews, but is not the sole market reference for any of the named executive officers. The Secondary Peer Group consists of the following companies: Aetna, Coventry Health Care, Health Net, Humana, UnitedHealth Group and WellPoint. As described further on page 42 CIGNA used the Secondary Peer Group within the 2008 – 2010 SPU program to evaluate CIGNA’s relative TSR. Beginning in 2010, CIGNA’s TSR is measured against the Primary Peer Group for the SPS program.

CIGNA uses publicly available information disclosed in proxy statements and other filings with the SEC, such as Form 8-K filings pertaining to these companies’ compensation practices, for benchmarking compensation levels, evaluating pay practices and assessing the alignment of rewards and performance for the named executive officers.

To determine executive officer compensation targets, the PRC reviews the peer group data, and when there is a lack of publicly available information for an executive officer role, the PRC also reviews published survey data for companies in the health care and group insurance businesses, as well as companies with similar revenue size (approximately 1/2 to 2 times CIGNA’s revenues). The data for individual companies participating in these surveys is not relied upon in any material manner in the decision making process.

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Survey data is reviewed for all named executive officer roles, but where publicly available information for the Primary Peer Group exists, that is used as the primary market reference. In cases where the critical skills and abilities of the position are either unique to another industry or applicable on a broader all-industry basis, CIGNA uses unique reference groups, rather than the Primary Peer Group, as either the primary or an additional secondary reference point for compensation target recommendations. In addition to the Primary Peer Group, a subset of S&P 500 Companies with Top HR executives included as named executive officers was reviewed when the PRC evaluated target compensation in December 2010. The Compensation Consultant generally assists the PRC by compiling and analyzing publicly available information for the executive officer roles and by reviewing survey data for executive officers compiled by CIGNA’s internal compensation department.

The specific primary market references currently used by the PRC in determining compensation targets for each of the named executive officers is set forth below:

Named Executive Officer(1)	Primary Market Reference
David M. Cordani	Primary Peer Group Proxy Data — Functional Role Match (CEO)
Thomas A. McCarthy	Primary Peer Group Proxy Data — Functional Role Match (CFO)
Carol Ann Petren	Primary Peer Group Proxy Data — Functional Role Match (General Counsel)
Bertram L. Scott	Primary Peer Group Proxy Data — Functional Role Match (President of a Division)
John M. Murabito(2)	Survey Data — Functional Role Match (Top Administrative Executive and Top HR Executive)

(1) Ms. Hagan is not included in the table as her compensation was not reviewed in December 2010 because she was no longer with the Company as of year end.

(2) An additional benchmark, a subset of S&P 500 Companies with Top HR executives included as Named Executive Officers, reflecting 11 companies, also is used as a reference point in setting Mr. Murabito’s compensation.

CIGNA used multiple surveys, and benchmarks within the surveys, in the development of the Survey Data that is used as the primary market reference for Mr. Murabito. Primary Peer Group data was not available; therefore, the Survey Data was used as the primary market reference. Additional detail on those surveys is provided in Appendix A, beginning on page 67. The benchmarks are selected based on similarity to the responsibilities inherent in the roles.

Factors Considered in Determining Target Pay Mix and Target Compensation

CIGNA’s executive compensation programs are designed to: (1) place greater emphasis on performance-based compensation rather than fixed compensation; and (2) with respect to the different types of performance-based compensation, place more weight on long-term incentives than annual incentives. Variable compensation represents on average 75% of total target direct compensation for the named executive officers (excluding Mr. Cordani) and, for Mr. Cordani, represents 90% of his total target direct compensation. Long-term incentive compensation represents 75% of total target compensation for Mr. Cordani and, on average 56% of total target compensation for the named executive officers (excluding Mr. Cordani).

The PRC approves targets for base salary, annual incentives and long-term incentives for each named executive officer annually. Based on the relevant market data included in the report prepared by the Compensation Consultant for the PRC’s December 2010 and January 2011 meetings, the target total direct compensation (base salary, annual incentive target, and long-term incentive target) for each of the named executive officers may be outside of the competitive range (within 15%) of the 50th percentile of the primary market reference due to factors such as, but not limited to, tenure in role, range of data within the applicable market reference, and/or prior compensation. Messrs. Cordani, Scott and Murabito are outside of the competitive range. Mr. McCarthy’s target total direct compensation was not assessed by the Committee as he was serving as acting Chief Financial Officer at the time of the review. Mr. Cordani’s 2010 target total compensation is below the competitive range and the PRC approved changes to the 2011 targets to align with the market reference. Mr. Murabito’s target total compensation is above the competitive range of both the primary and additional market references because of the critical nature that Mr. Murabito’s role plays in the organization. Mr. Scott’s target total compensation is below the competitive range of the primary market reference. For Mr. Scott, target total direct compensation positioning is attributed to a particularly wide range for LTI values within the market reference. For each of the named executive officers, there may be variation in the target pay mix, such that target amounts for individual compensation elements may be above or below the competitive range of the 50th percentile for the individual element.

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Tally Sheets

The Company prepares tally sheets for all of its executive officers for review by the PRC twice a year (when targets are being reviewed and prior to annual compensation award decisions) to inform the PRC as it determines whether executive compensation decisions are appropriate in the context of CIGNA’s compensation philosophy and performance. Tally sheets summarize current actual and target compensation, equity (stock options, restricted stock and SPS) and SPU holdings, retirement and deferred compensation values, and potential payouts upon termination of employment.

Elements of Compensation

The discussion below provides more detailed information about 2010 compensation decisions regarding CIGNA’s named executive officers, including certain executives who have left CIGNA. During 2010, CIGNA experienced changes in the executive leadership team, including the hiring of Bertram L. Scott, President, U.S. Commercial Markets, and the appointment of Thomas A. McCarthy as acting Chief Financial Officer following the departure of Annmarie T. Hagan, who has served as Chief Financial Officer since 2009. Under the rules of the SEC, information about Ms. Hagan’s 2010 compensation is set forth below, as applicable.

Base Salary

Base salary levels are reviewed annually and may be adjusted based on relevant market data and an assessment of an executive’s skills, role, and performance contributions, including the demonstration of CIGNA leadership behaviors and core values.

The following base salary adjustments were made for the periods indicated below. Base salary adjustments listed below may differ from the values reported in the Summary Compensation Table on page 40, due to the timing of such changes.

Named Executive Officer	2009 Annual Base Salary ($)	2010 Annual Base Salary ($)	% Change
David M. Cordani	1,000,000	1,000,000	-
Thomas A. McCarthy	330,000	335,000	1.5%
Carol Ann Petren	565,000	580,000	2.7%
Bertram L. Scott	-	600,000	N/A
John M. Murabito	592,250	592,250	-
Annmarie T. Hagan	475,000	525,000	10.5%

Base salaries for Messrs. Cordani and Scott and for Ms. Petren are within the competitive range (+/-15% of the 50th percentile) of the primary market reference. Mr. Murabito is above the competitive range for base salary and Mr. McCarthy’s compensation was not reviewed as he is serving as the acting Chief Financial Officer. Ms. Hagan’s base salary was not assessed against the market data in 2010 because she was not with CIGNA at year end. Mr. McCarthy and Mses. Petren and Hagan received base salary merit increases in 2010, due to individual performance.

Annual Incentives

Performance Measures, Goals and Funding

Each year, the PRC sets enterprise performance measures and goals for annual incentive awards based on CIGNA’s business priorities. The goals may identify threshold (minimum), target, above target and superior levels of performance. Annual incentive awards are paid to named executive officers under the Management Incentive Plan (MIP) and pursuant to the parameters of the Executive Incentive Plan (EIP).

If the Company does not meet a specified threshold level of Adjusted Net Income from Continuing Operations, the MIP will not be funded and no annual incentives will be paid under the MIP. The Adjusted Net Income threshold level in 2010 was $926 million. The threshold reinforces the fundamental importance of achieving CIGNA’s profitability goals. If the Adjusted Net Income threshold is met, the MIP allows for payment of an incentive award even when other results may be below target. CIGNA believes it is important to maintain the flexibility to retain key talent over the long-term and encourage management to make decisions that could yield lesser results in the short-term, but are in the best interests of the Company’s shareholders over the long-term.

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The Company’s actual performance is the basis for establishing the range of funding available for awards, but the PRC exercises discretion to determine at which point within the pre-established range that actual funding will be set. In exercising its judgment to set funding levels, the PRC considers CIGNA’s performance as a whole (both in absolute terms and relative to competitors) as well as CIGNA’s achievement of the goals within each performance measure.

Annual incentives are administered primarily under the MIP for executives. For named executive officers, annual incentives are also subject to the EIP, which operates in conjunction with the MIP. The purpose of the EIP is to ensure that annual incentive awards paid to certain executive officers qualify for treatment as performance-based compensation and remain fully tax deductible. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that CIGNA may deduct for federal income tax purposes for compensation paid to the Chief Executive Officer and each of the three other most highly compensated executive officers, other than the Chief Financial Officer, who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if performance meets pre-established objective goals based on performance criteria approved by shareholders).

In accordance with Section 162(m) and pursuant to the terms of the EIP, the PRC establishes objective corporate performance goals for the named executive officers within the first 90 days of each year. At year end, if the PRC certifies that CIGNA has achieved these performance goals, then each named executive officer is eligible to receive the maximum annual incentive award for that performance year. The maximum award each named executive officer is eligible to receive is $3 million in cash and 225,000 shares of CIGNA common stock. However, the PRC retains “negative discretion” to reduce the award below the maximum amount. The PRC uses this discretion to reduce the named executive officer’s annual award to an amount determined in accordance with the individual’s annual incentive target by applying the assessment process under the terms of the MIP, as described below. The PRC does not have discretion to increase the size of the awards. The PRC has consistently exercised its negative discretion to reduce the size of annual incentive awards below the maximum to a level that did not exceed the amount determined under the MIP.

2010 Performance Measures and Goals

In July 2009, the PRC asked the Compensation Consultant (Mercer) to review CIGNA’s executive compensation program in light of CIGNA’s evolving business strategy. The Compensation Consultant recommended, and the PRC approved, the following changes to the annual incentive program for 2010. The Membership measure was replaced with a Revenue Growth measure, weighted 25%. This change was made to focus on top line revenue growth, to encourage business decisions that are more enterprise focused and to encourage a holistic view of the enterprise in part through the promotion of cross-selling and focus on customer relations. This measure, like the Adjusted Net Income measure, promotes collaboration across business units as they are both based on CIGNA’s ongoing businesses. The Adjusted Net Income measure (weighted 50%) is used within the program to reinforce the importance of profitable growth across the enterprise. The Operating Expense per Member measure was replaced with Health Care Operating Expense Reduction in order to provide clear focus on the imperative of reducing the Company’s absolute costs. This measure is also weighted 25%. The Strategic Imperatives measure, previously weighted 10%, was eliminated for 2010.

For 2010, the PRC established the following target performance goals, which were used to determine the range of potential aggregate funding for MIP awards. The pool can be funded from 0% to 200% for below target, target and above target performance, with target funding at 80% to 120%.

Measure	Weighting	Performance Goals
Adjusted Net Income from Continuing Operations Growth The target was set as a year-over-year growth goal for CIGNA’s three ongoing businesses (Health Care, Disability and Life, and International).	50%	Target was 2% - 6% growth
Revenue Growth The target was set as a year-over-year growth goal for CIGNA’s three ongoing businesses (Health Care, Disability and Life, and International).	25%	Target was 2% - 6% growth
Health Care Operating Expense Reduction The target was based on CIGNA’s plan to reduce core operating expenses in the Health Care business and was based on the 2010 Operating Plan.	25%	Target was $120M – $150M reduction

In setting the target performance levels for each performance measure, the PRC considered CIGNA’s publicly disclosed earnings estimates for the year, historical company performance and peer companies’ performance. To aid the PRC in setting performance targets, and to assess the reasonableness and rigor of those targets, the Compensation Consultant presents a comprehensive report annually to the PRC with compensation and performance information that includes historical performance information and analyst expectations of future performance for CIGNA and CIGNA’s peer group. Given that these targets were set in early 2010, Mercer assisted the PRC in this endeavor for 2010.

For full year 2010, CIGNA reported adjusted net income from continuing operations for the Company’s three ongoing businesses of $1.395 billion, which represents year-over-year growth of 17%; and revenue for the Company’s three ongoing business segments of $19.490 billion, which represents year-over-year growth of 11%. For purposes of assessing the Company’s 2010 performance against the MIP performance goals, the PRC excluded certain non-strategic revenues. These results well exceeded the target performance level of 2-6% growth for both earnings and revenue established for the MIP performance goals.

The Health Care core operating expense reduction result was below the target level established for MIP. CIGNA continued to identify and execute on expense savings opportunities in 2010, which drove a reduction in Health Care operating expenses. However, these reductions were offset by variable costs tied to above-plan membership growth, as well as investment in strategic initiatives (e.g. technology and segment expansion) aligned with the Company’s long-term strategy.

Under the 2010 MIP, adjusted net income from continuing operations and revenue target levels for 2010 were exceeded; the target level for Health Care operating expense reduction was not met. Based on these results, the PRC approved funding in the above target range for the enterprise.

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For the 2010 performance year, MIP target levels were set as follows for the named executive officers. The target cash compensation for Messrs. Cordani and Scott are within a competitive range of the primary market reference. Mr. Murabito’s and Ms. Petren’s target cash compensation is above the competitive range of the market, but within a competitive range of the 75th percentile.

Named Executive Officer	2009 MIP Target ($)	2010 MIP Target ($)(3)	% Change
David M. Cordani(1)	700,000	1,500,000	114.3%
Thomas A. McCarthy(3)	181,500	184,250	1.5%
Carol Ann Petren(3)	600,000	600,000	-
Bertram L. Scott(2)	-	650,000	N/A
John M. Murabito(3)	425,000	425,000	-
Annmarie T. Hagan(3),(4)	400,000	400,000	-

(1) In December 2009, the PRC approved an increase to Mr. Cordani’s 2010 MIP target (eligible payout in 2011) from $700,000 to $1,500,000 to align to the median of the competitive market data for his new role as CEO.

(2) Mr. Scott was hired in June 2010. The PRC approved the MIP target when it approved Mr. Scott’s new-hire compensation package.

(3) MIP targets for 2010 remained the same for Mr. Murabito and Mses. Hagan and Petren, and for Mr. McCarthy as a percentage of his base salary, because each of their current MIP targets was competitive with or exceeded the competitive range of the primary market reference for each of their roles in 2010.

(4) Payout of Ms. Hagan’s 2010 MIP awards will be at the target amount based on the terms of her separation agreement with the Company, as described further on page 52.

For the 2010 performance year, the PRC and the Board made annual incentive awards to the named executive officers at a level of 118% to 150% of the target award value. Annual incentive awards made to named executive officers are paid from the MIP pool, for which funding is determined by the PRC (and more fully described on page 32) based on CIGNA’s performance against certain pre-established goals (see page 32 for a discussion of the 2010 performance goals). In determining named executive officers’ individual annual incentive awards, the PRC (and for Mr. Cordani, the Board of Directors) takes an integrated approach, assessing enterprise results together with each officer’s individual performance contributions during 2010.

Below is a description of the 2010 MIP award received by each named executive officer.

Mr. Cordani’s award was 150% of target. Under Mr. Cordani’s leadership in 2010, CIGNA effectively executed on its growth strategy. In 2010, the results were strong and reflect significant revenue and earnings contributions from each of the ongoing businesses. Specifically, there was year over year top line growth and earnings growth in each of the ongoing businesses. Both revenue and earnings exceeded the Company’s goals. Actions were taken related to acquisitions and alliances that have diversified the company’s global portfolio, and as a result, CIGNA is now a leading provider of expatriate health care services. Although goals for operating expense improvement were not met in 2010, there has been solid progress, particularly in consideration of increased variable operating expense associated with volume increases and specific strategic investments. Also, under Mr. Cordani’s leadership, CIGNA is taking a leading role in improving the industry’s reputation, focusing on customer expectations and engaging constructively in the health care reform debate. Mr. Cordani is positioning CIGNA to be at the forefront of the industry by transitioning CIGNA from being a transactional insurance company to a health services company focused on improved health outcomes.

Mr. McCarthy’s award was 149% of his target for the role of Vice President, Strategy and Business Control. Mr. McCarthy was appointed acting Chief Financial Officer on September 1, 2010. In Mr. McCarthy’s Vice President, Strategy and Business Control role, he led his team’s work on a variety of issues, such as risk mitigation relative to the Company’s variable Annuity Death Benefits business, treasury and risk management, mergers and acquisitions and capital management. Under Mr. McCarthy’s leadership in the acting Chief Financial Officer role, earnings results continued to be strong for the year. Mr. McCarthy continued to drive focus and discipline around financial plans, results and the Company’s growth strategy.

Mr. Scott’s award was 118% of his target. Mr. Scott joined CIGNA as the President, U.S. Commercial Markets in June 2010. Under Mr. Scott’s leadership, the U.S. Commercial segment has continued to strengthen programs that improve the health, well-being and sense of security of CIGNA’s customers. There was good organic membership growth for the Health Care business, with 8% growth in the Middle Market segment and 11% growth in the Select segment. Mr. Scott, in his six months with the organization, strengthened the segment’s focus on targeted customer growth.

Ms. Petren’s award was 122% of her target. Under Ms. Petren’s leadership the legal department effectively managed legal and regulatory matters to protect CIGNA’s interests, supported product penetration and expansion into target markets, and provided critical support for key merger and acquisition initiatives, such as the Vanbreda acquisition. Ms. Petren also drove CIGNA’s position and advocacy strategy on both federal and state fronts and continued to enhance CIGNA’s position as a thought leader in the industry.

Mr. Murabito’s award was 135% of his target. Under Mr. Murabito’s leadership, the leadership pipeline within the organization has been strengthened, employee engagement across the Company has been improved, as measured by internal surveys, and the human resources department has improved the leadership development and succession planning process across the enterprise, ensuring talent management and diversity strategy are enterprise business imperatives. The human resources team, under Mr. Murabito’s leadership, has partnered with the segment leadership on the execution of the people strategy. Also, change management associated with the implementation of the new company organizational structure was well managed.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 33

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Long-Term Incentives

Long-term incentives (LTI) are administered under the CIGNA Long-Term Incentive Plan. An executive officer’s LTI target is expressed as a dollar value and is determined based on the relevant market data for the executive’s role. The target is set by the PRC as an absolute dollar value, not as a percentage of salary, with the primary consideration being the comparison to the LTI target level within the relevant market data. An executive can receive an award between 0% and 200% of the individual target based on enterprise performance and individual contributions. LTI awards in 2010 were delivered 50% in stock options and 50% in SPSs, which the PRC believes to be an appropriate balance between emphasizing stock price performance (through stock option awards) and enterprise performance (through SPS awards).

The following table summarizes the changes to named executive officers’ LTI targets from 2009 to 2010. Other than changes to the LTI for Mr. Cordani and Ms. Hagan (made to align with the market due to promotions occuring after the 2009 LTI awards were granted), the PRC determined that no changes were necessary for the named executive officers’ 2010 LTI targets, as their targets were determined to be competitive with desired market levels for their roles at that time. Mr. McCarthy’s LTI target was not reviewed by the PRC as he was not an executive officer at the time of the PRC’s review.

Named Executive Officer	2009 Long-Term Incentive Target ($)	2010 Long-Term Incentive Target ($)	% Change
David M. Cordani (1)	4,590,000	7,500,000	63.4%
Thomas McCarthy	351,240	352,680	0.4%
Carol Ann Petren	1,500,000	1,500,000	-
Bertram L. Scott (2)	-	1,750,000	N/A
John M. Murabito	1,150,000	1,150,000	-
Annmarie T. Hagan (3)	402,240	2,325,000	478.0%

(1) In December 2009, the Board approved increasing Mr. Cordani’s 2010 LTI target to $7,500,000 to align with the competitive market data for President and CEO.

(2) Mr. Scott was hired in June 2010 and therefore did not have a 2009 LTI target. He was not an employee at the time of the 2010 annual grant; however, the LTI target was approved by the PRC at the time he was hired

(3) In May 2009, the PRC approved a new 2010 LTI target when Ms. Hagan was promoted to Executive Vice President and CFO, to align with the competitive market data for the position.

For 2010, the PRC approved LTI awards (grants of stock options and SPSs) for the named executive officers at a level of 100% to 110% of the target award value shown in the table above. The awards were made at and above target as a result of individual performance. Retention considerations and changes in roles or responsibilities also were considered in determining award levels.

The 2010 annual LTI awards were approved by the PRC in February 2010 and were granted during the first week of March 2010, after CIGNA’s 10-K filing and following the end of a quarterly blackout period. Detail on the LTI awards to each named executive officer appear in the Grants of Plan-Based Awards Table on pages 44 and 45.

SPSs

SPSs are performance awards denominated in shares that will be paid in shares of CIGNA common stock the year after the end of a three year performance period. CIGNA replaced the SPU portion of long-term incentive awards with SPSs beginning with the 2010 awards. This change was made to continue to reinforce the link between pay and performance at the time of both award and payout and further strengthens the alignment between CIGNA’s executives and shareholders by settling the awards in CIGNA common stock and therefore linking their value to CIGNA’s stock price.

The first grant of SPSs was made in March 2010 and the number of SPS awards earned and paid in 2013 will be based on CIGNA’s performance over a three year period measured against pre-established measures and goals. There are three measures within the 2010 - 2012 SPS program: relative TSR (weighted 50%), revenue growth (weighted 25%) and adjusted net income growth (weighted 25%). At the time of award, the PRC approved an LTI dollar value and the SPS portion of the total LTI award was converted into a specific number of SPSs on the grant date that will ultimately be settled in shares of CIGNA common stock after the end of the performance period. The actual number of shares paid can range from 0% to 200% of the number of SPSs awarded. Because the payment will be made in CIGNA stock, the actual value of the earned awards is based on CIGNA’s common stock price at the time of payment.

SPS awards for the 2010-2012 performance period are disclosed in terms of their grant date fair value in column (e) of the Summary Compensation Table on page 40 and in the Grants of Plan-Based Awards Table on pages 44 and 45 and in the Oustanding Equity Awards table on page 47. No shares were paid in 2010 under this program for the 2010-2012 performance period. Rather, shares for this performance period, if any, will be issued in 2013. Due to the transition from the SPU program to the SPS program, both SPS grants in 2010 and SPU payouts in 2010 are reported in the Summary Compensation Table on page 40 and in the narrative to the Grant of Plan-Based Awards Table on page 46.

SPUs

Prior to 2010 (when the SPS program was introduced), SPU awards were included in LTI awards for named executive officers. Therefore, although SPUs are no longer awarded as part of the annual LTI awards, named executive officers may still receive SPU payouts in 2011 and/or 2012. The two SPU award performance periods that include 2010 are listed below as well as the period for which payout occured in 2010. Descriptions of how SPU payments are calculated appear in the narratives to the Summary Compensation and Grants of Plan-Based Awards Tables beginning on pages 40 and 44, respectively.

Award Year	Performance Period	Scheduled Payout
2007	2007 - 2009	2010
2008	2008 - 2010	2011
2009	2009 - 2011	2012

The measures in the SPU program for all of the cycles listed above are relative TSR and cumulative adjusted net income. These measures were selected by the PRC because they strike an appropriate balance between shareholder return and earnings growth. Each performance measure is weighted 50%. The goals for adjusted net income and the peer group for TSR are set at the beginning of each performance period. At the time the PRC approved the performance measures and goals for the 2007-2009, 2008-2010, and 2009-2011 performance periods, the PRC anticipated that the achievement of threshold levels of performance would be attainable, but not certain, and that the achievement of superior levels of performance would be unlikely.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 34

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The actual payout level for SPUs is determined by the PRC by assessing CIGNA’s overall performance against the pre-established goals during the three-year performance period. The PRC has discretion to reduce the payout. This approach allows the PRC to consider the totality of CIGNA performance in determining final awards, rather than using a purely mechanical formula. In 2010, the PRC exercised its negative discretion to reduce the payout (for the 2007 - 2009 performance period) below the maximum value determined by application of the formula. The PRC also elected to make SPU payouts in cash to the named executive officers who had met their stock ownership guidelines at the time of the awards. Messrs. McCarthy and Murabito and Mses. Petren and Hagan received the SPU payouts in cash and Mr. Cordani received half of his SPU payout in CIGNA common stock and half in cash. Mr. Scott was not employed by CIGNA at the time of this award so he received no payment.

SPU payouts for the 2008-2010 period are disclosed in column (g) of the Summary Compensation Table on page 40 and a summary of the SPU program appears in the Summary Compensation Table Narrative on page 42. Payouts for the 2009-2011 period will be made in 2012. A summary of this SPU program appears in the narrative to the Grants of Plan-Based Awards Table on page 46.

Transitional SPS and SPU Awards

CIGNA may award transitional SPUs to newly-hired executives, employees who first become eligible to receive SPSs and SPUs mid-year due to a promotion for increased responsibilities, and executives whose LTI targets are increased mid-year. Transitional SPS and SPU awards for executive officers are recommended by the Executive Vice President, Human Resources and Services and subject to the PRC’s approval. A typical award of transitional SPSs and/or SPUs includes SPSs and/or SPUs for the performance periods that are running concurrently at the time. Generally, the number of transitional SPSs and/or SPUs awarded is based on the difference between an executive’s current, if any, LTI target and the new target, prorated for the number of months remaining in the respective performance periods.

All executives are responsible for achieving SPS and SPU goals. Transitional SPSs and SPUs are awarded to help retain and motivate executives so that all executives have a meaningful stake in attaining the relevant performance goals. In that way, executives who become newly eligible to participate in the SPS and/or SPU program, or participate at a higher award level mid-cycle, can be rewarded in the same way as other executives who have already received SPU awards. Mr. Scott was awarded transitional SPUs and SPSs in 2010 when he began his employment with CIGNA. When Ms. Hagan left CIGNA, a portion of her previously awarded SPUs was forfeited at the determination of the PRC. Details of both transitional unit awards and the forfeitures can be found in the Grants of Plan-Based Awards table on pages 44 and 45.

Retention and Transition Compensation Actions

Retention awards and transition compensation actions for executive officers, while not a frequent practice, are considered and used by the PRC as circumstances warrant to facilitate business continuity associated with the executive officer roles. In considering the use of these compensation vehicles, the PRC does not generally consider prior awards in determining a subsequent performance period’s awards. However, it may consider outstanding unvested awards for current executives in order to determine existing retention incentive values and inform any new awards. For potential candidates outside the organization, the PRC may consider prior awards to determine the compensation necessary to attract the candidate. In 2010, the PRC approved transition compensation actions to support the leadership transitions associated with the acting Chief Financial Officer and President, U.S. Commercial Markets roles.

In September 2010, Mr. McCarthy was awarded a special incentive for service to the Company as the acting Chief Financial Officer. The award recognized the difference between his target compensation in his role as Vice President, Strategy and Business Control and the market compensation level for the Chief Financial Officer position. The PRC granted Mr. McCarthy a restricted stock award of 13,926 shares of CIGNA common stock with a grant date value of approximately $450,000. This award was made pursuant to the terms of the CIGNA Long-Term Incentive Plan. The restricted stock will vest on the third anniversary of the grant date. Mr. McCarthy will also receive a cash bonus of no less than $300,000 and no more than $450,000, so long as he continues to serve as acting Chief Financial Officer until the appointment of the Chief Financial Officer. Pursuant to the PRC’s approval, the specific amount of the cash bonus within this range will be determined by the Chief Executive Officer based on Mr. McCarthy’s performance as acting Chief Financial Officer.

Mr. Scott was hired as the President, U.S. Commercial Markets in June 2010. As part of his new-hire compensation package, he was awarded transitional SPUs with a unit value guarantee and SPSs, a restricted stock grant, and a stock option grant, all of which are disclosed in the Grant of Plan-Based Awards table on pages 44 and 45. Mr. Scott was also given a MIP award guarantee of no less than 100% of target, an SPU unit value guarantee for the 2011 payout of no less than $200 per unit, a one time cash payment of $470,000 and a cash payment in lieu of relocation benefits in the amount of $200,000, which is disclosed in the Summary Compensation Table on page 40.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 35

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Executive Stock Ownership and Hedging Prohibition

CIGNA believes that executive stock ownership is critical to align management and shareholder interests. CIGNA has adopted policies that require named executive officers to have a meaningful economic stake in CIGNA as shareholders. CIGNA believes that requiring executives to meet stock ownership guidelines encourages them to act in the best long-term interests of CIGNA shareholders.

Consistent with market practice, CIGNA’s stock ownership guidelines have the following features, which were reviewed and updated by the PRC in January 2010:

•

The Chief Executive Officer is required to own stock valued at five times base salary, and other executive officers are required to own stock valued at three times base salary.

•

Wholly-owned shares, restricted stock, stock equivalents, strategic performance shares and shares owned through benefit plans (such as investments in the CIGNA Stock Fund of the CIGNA 401(k) Plan) are counted towards meeting guidelines. Unexercised stock options are not counted toward these guidelines.

•

If a named executive officer has not met the stock ownership guideline, the PRC may require that the officer’s SPU payouts be made in the form of shares of CIGNA common stock.

CIGNA evaluates situations in which executives are below their guidelines on a case-by-case basis rather than setting a formal deadline for executives to meet stock ownership guidelines. In general, however, CIGNA expects executives to accumulate required shares as quickly as practical. As of December 31, 2010, all of CIGNA’s named executive officers were at or above stock ownership guidelines with the exception of Mr. Scott. Mr. Scott joined CIGNA in June 2010, and we expect that he will continue to acquire stock and stock equivalents in order to meet the guideline within a reasonable timeframe.

CIGNA has other practices in place to encourage a long-term ownership philosophy for executives including:

•

allowing executives to sell only shares that exceed stock ownership guidelines;

•

prohibiting the sale of more than 50% of the shares held above guidelines in any single open period;

•

requiring Chief Executive Officer approval of all sales of CIGNA stock by executive officers; and

•

requiring General Counsel approval of all sales of CIGNA stock by the Chief Executive Officer.

CIGNA also requires executive officers to retain, for at least one year, a minimum of 50% of the shares acquired upon exercise of any stock options and 50% of the shares acquired upon vesting of restricted stock grants. This mandatory holding period is designed to encourage share retention and align executive officers’ interests with those of CIGNA shareholders.

In addition, each of CIGNA’s named executive officers is prohibited from engaging in a short sale of CIGNA stock to hedge the economic risk of owning CIGNA stock.

Retirement and Deferred Compensation

401(k) Plans

Effective January 1, 2010, CIGNA increased the matching contribution in the 401(k) Plan and provided a new non-qualified supplemental 401(k) benefit for earnings that are not eligible for the regular 401(k) Plan because of IRS rules. The changes apply to all eligible employees and include the following:

•

The company match was increased from 3% to up to 4.5% of eligible pay;

•

Employees are immediately eligible for the company match as soon as they join the 401(k) Plan, instead of one year later; and

•

Employees become 100% vested in post-2009 company matching contributions after two years of service, instead of vesting over a period of five years.

The CIGNA Supplemental 401(k) Plan is a non-qualified deferred compensation plan that provides an annual credit to employees equal to 1.5% of earnings that cannot be treated as eligible earnings under the regular 401(k) plan and cannot, therefore, be the basis for either employee or company matching contributions. Earnings eligible for the credit are salary and bonus amounts that exceed the IRS annual limit on eligible earnings ($245,000 in 2010) or that an employee defers under the CIGNA Deferred Compensation Plan. The annual credits are made to an unfunded account after the end of the year. Credits accumulate with hypothetical interest equal to the rate of return under the 401(k) Plan’s Fixed Income Fund (4.6% as of January 1, 2011) and will vest under the same rules that apply to the regular 401(k) Plan. The account balance will be paid after termination of employment in accordance with the Plan.

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Nonqualified Deferred Compensation Plan

CIGNA provides the named executive officers and certain other employees with the opportunity to defer base salary and annual incentive awards under the CIGNA Deferred Compensation Plan. The purpose of this plan is to provide eligible employees an opportunity to postpone both the receipt of compensation and the income tax on that compensation — typically until after termination of employment with CIGNA. Participants elect when to receive a payout and can choose to receive the deferred compensation in a single lump sum or in annual installments. For amounts deferred before 2005, participants can request an accelerated payment of all or part of their account balance subject to a 10% penalty. Otherwise, early withdrawals are permitted only under financial hardship circumstances.

Before 2008, the PRC mandated deferral of certain compensation by the Chief Executive Officer because immediate payment of that compensation would not be deductible by CIGNA due to limits imposed by Section 162(m) of the Internal Revenue Code. After 2007, the PRC has not mandated deferral of compensation paid to any named executive officer.

Additional information about deferred compensation can be found in the Nonqualified Deferred Compensation Table and the Nonqualified Deferred Compensation Table Narrative on page 51.

Defined Benefit Pension Plans

On July 1, 2009, the Company froze the CIGNA Pension Plan, a defined benefit pension plan. Employees do not earn any new benefits under the CIGNA Pension Plan after this date. In connection with the freezing of the CIGNA Pension Plan, the Company also froze the CIGNA Supplemental Pension Plan of 2005 (the “Supplemental Plan”), a non-qualified deferred compensation plan. Effective as of July 1, 2009, all future benefit accruals under the Supplemental Plan automatically ceased for all participants. The accrued benefits under the CIGNA Pension Plan as well as the Supplemental Plan have been determined and frozen based on eligible earnings through that date. These changes to the CIGNA Pension Plan and the Supplemental Plan do not affect benefits earned by participants prior to July 1, 2009. The Company’s executive officers, including the named executive officers hired before July 1, 2009, participated in the CIGNA Pension Plan and the Supplemental Plan.

Additional information about pension benefits can be found in the Pension Benefits Table on page 49 and the Pension Benefits Table Narrative beginning on page 50.

Other Benefits and Perquisites

The named executive officers are eligible to receive all of the benefits offered to CIGNA employees generally, including medical benefits, other health and welfare benefits, participation in the 401(k) Plan (including the Company’s matching contribution) and Supplemental 401(k) Plan, the frozen defined benefit pension plan (as described above) and other voluntary benefits.

Perquisites are not a major portion of CIGNA’s total executive compensation program. In 2010, CIGNA provided the following benefits and perquisites to its executives, primarily to attract and retain key talent, but also to provide for the safety and security of its executive officers: installation and maintenance of security alarm systems at executive officers’ residences; payment of costs associated with an annual physical and related tests; payment for financial planning, tax preparation, and legal services related to estate planning; and relocation benefits.

These perquisites and the associated value and methodology for valuation are described in the footnotes to the Summary Compensation Table on page 41.

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Employment Arrangements and Post-Termination Payments

CIGNA generally does not enter into employment contracts or other advance arrangements with its executive officers that provide for the payment of severance pay upon termination of employment (other than for severance in the event of a termination following a change of control). CIGNA does not provide any single-trigger change of control benefits (that is, a mere change of control itself does not trigger such benefits). As a result, executive officers generally serve at the will of CIGNA and its Board of Directors, and their entitlement to base salary, annual incentives and long-term incentives ceases at termination. Thus, other than after a change of control as outlined below, the PRC has discretion to determine whether to make any salary, annual incentive, SPU or SPS payments to a terminated executive officer. The PRC addresses situations on a case-by-case basis given individual circumstances, and the PRC may decide to provide post-termination payments in exchange for certain restrictive covenants, including, for example, agreement not to compete with CIGNA for customers or to solicit CIGNA customers or employees.

CIGNA has also established policies related to the impact of various termination events on stock option and restricted stock awards. If a named executive officer terminates before an option or restricted stock award vests, the award is generally forfeited subject to specific exceptions. These exceptions include termination of employment on account of death and disability. In these exceptional cases, awards vest as of the termination date to enable the executive or his or her estate to realize the equity value that existed at the time of the termination event. In the case of voluntary retirement, stock options vest on the date of retirement so that an employee’s decision as to the appropriate date of retirement is not influenced by potential lost compensation. The intent of that arrangement is to avoid discouraging retirement when the executive has reached eligibility for early retirement. For restricted stock, the PRC has the discretion to vest unvested awards at retirement, which allows a case-by-case examination of the particular set of circumstances. These policies are designed to enable CIGNA’s Board of Directors or the PRC to remove an executive officer prior to retirement whenever it is in the best interests of CIGNA and to give CIGNA full discretion to develop an appropriate severance package on a case-by-case basis. When an executive officer is removed from his or her position, the PRC exercises its business judgment in approving an appropriate severance arrangement for the individual in light of all relevant circumstances, including, but not limited to, his or her term of employment, past accomplishments, reasons for termination, opportunity for future employment and total unvested compensation. Historically, the PRC has approved varying amounts of severance pay for executive officers.

CIGNA’s change of control policies are intended to provide CIGNA’s named executive officers with sufficient economic value in the event of termination so that they are encouraged to continue to act in the best interest of shareholders in evaluating potential transactions. Before February 2010, the Company had provided for golden parachute excise tax gross-ups upon a change of control. In February 2010, the PRC approved the elimination of these benefits. With these changes, the components of the change of control payments are as follows:

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Severance payments are made only upon involuntary termination of an executive officer or resignation for good cause, following a change of control of CIGNA as described under Potential Payments upon Termination or Change of Control beginning on page 52.

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For named executive officers, cash severance is a lump sum payment equal to a specified multiple of base salary plus a specified multiple of the higher of the most recent annual incentive paid or the target annual incentive.

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Unvested stock options and restricted stock vest upon termination of employment following a change of control. As a result, if an executive is involuntarily terminated or resigns for good reason (such as reduction in compensation or responsibilities) after a change of control, the executive is able to realize the shareholder value to which he or she contributed while employed at CIGNA.

•

Unvested SPUs are paid at the highest of: (1) unit target value; (2) value for any unit payments in the most recent 12 months; or (3) average of the values established by the PRC for the most recent two SPU payouts. Unvested SPS awards are treated the same as SPUs, except the SPS payment formula is based on the percentage of shares that vested instead of the unit value. The intent of this payment formula is to provide executives with a reasonable estimate of the potential payouts under the SPU and SPS program and to avoid placing executives at a disadvantage as a result of a change of control.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 38

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Disgorgement of Awards (Clawbacks)

The Board of Directors has the authority to recoup compensation paid to executive officers, in the event of a restatement of financial results, beyond the mandates of Sarbanes-Oxley. In February 2011, the Board approved an expansion of the Disgorgement of Awards policy to include SPS awards in the compensation that can be recouped in the event of a restatement of financial results, under the circumstances described below. In addition, once final rules are released regarding clawback requirements under the Dodd-Frank Act, CIGNA intends to review its current clawback policies and, if necessary, amend them to comply with the new mandates.

Currently, the Board will, in all appropriate cases and to the full extent permitted by governing law, require reimbursement of any bonus or other cash incentive compensation awarded to an executive officer or cancel unvested restricted or deferred stock awards previously granted to the executive officer if:

•

the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were later the subject of a restatement;

•

the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and

•

the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded.

In addition, CIGNA’s stock option and restricted stock awards include a clawback provision that applies to any CIGNA employee, including any named executive officer, who:

•

is terminated by CIGNA due to misconduct;

•

engages in behavior that would be considered grounds for termination due to misconduct;

•

competes with CIGNA within one year following any voluntary termination;

•

solicits a CIGNA employee or customer within one year following any termination;

•

discloses CIGNA confidential information improperly; or

•

fails to assist CIGNA in the handling of investigations, litigation, or agency matters with respect to which the employee has relevant information.

If an executive engages in any of the above “violation events,” any option gains realized over the two years before the event and the value of any restricted stock vesting over the year before the event are required to be paid back to CIGNA. These provisions are designed to discourage executives from engaging in activities that can cause CIGNA competitive harm and to support retention.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 39

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EXECUTIVE COMPENSATION TABLES

2010 Summary Compensation Table

This table includes information regarding 2008, 2009 and 2010 compensation for each of the named executive officers. Other tables in this proxy statement provide more detail about specific types of compensation in 2010.

As discussed in the Compensation Discussion & Analysis on page 34, in 2010, the People Resources Committee approved a change in the Company’s Long-Term Incentive Program for executive officers to replace the portion of long-term incentive previously awarded in Strategic Performance Units (SPUs), which are paid in cash, CIGNA common stock or a combination thereof, with Strategic Performance Shares (SPSs), which are paid in shares of CIGNA common stock. Under the rules that govern presentation of executive compensation in CIGNA’s Proxy Statement and as a result of the transition from the SPU to the SPS program, both SPU payouts made for the performance period ending in 2010 and SPSs awarded in 2010 (but that will not be paid until 2013) for the 2010-2012 performance period are reported below in the table.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e) (6)	Option Awards ($) (f) (7)	Non-Equity Incentive Plan Compensation ($) (g) (8)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h) (9)	All Other Compensation ($) (i) (10)	Total ($) (j)
David M. Cordani(1) President and CEO	2010	1,000,000	-	4,474,993	2,198,019	7,356,375	104,214	91,983	15,225,584
	2009	750,961	-	-	811,275	4,948,750	189,483	27,427	6,727,896
	2008	701,500	-	-	4,675,279	1,583,960	13,195	17,240	6,991,174
Thomas A. McCarthy(2) Acting CFO	2010	333,654	-	641,502	94,056	591,361	126,191	15,172	1,801,936
Carol Ann Petren (4) Executive Vice President and General Counsel	2010	575,962	-	895,014	439,604	2,229,000	21,571	40,182	4,201,333
	2009	565,000	-	1,500,009	263,261	1,880,000	79,337	7,482	4,295,089
	2008	558,269	-	-	561,322	1,075,000	80,233	20,074	2,294,898
Bertram L. Scott(2), (3) President, U.S. Commercial Markets	2010	300,000	1,290,175	1,442,589	399,684	398,625	-	210,000	4,041,073
John M. Murabito Executive Vice President, Human Resources and Services	2010	592,250	-	686,165	337,030	1,740,500	47,646	24,501	3,428,092
	2009	592,250	-	1,150,005	204,757	1,341,750	114,384	7,759	3,410,905
	2008	587,606	-	-	436,581	763,450	31,703	7,411	1,826,751
Annmarie T. Hagan(5) Former Executive Vice President and CFO	2010	360,096	-	1,387,252	681,388	-	86,140	3,942,884	6,457,760
	2009	453,212	-	-	135,106	1,035,500	147,118	8,394	1,779,330

(1) Mr. Cordani’s strategic performance unit payout of $4,178,750 for the three year performance period ending December 31, 2009 was paid in cash in the amount of $2,089,381 and in CIGNA common stock valued at $2,089,369. Mr. Cordani’s strategic performance unit payout of $1,583,960 for the three year performance period ending December 31, 2008 was paid in cash in the amount of $791,995 and in CIGNA common stock valued at $791,965.

(2) Messrs. McCarthy and Scott did not become named executive officers until 2010, therefore information regarding 2009 and 2008 is not included nor required.

(3) Mr. Scott’s SPUs for the three-year performance period ending December 31, 2010 had a guaranteed value of $200 per unit pursuant to his offer of employment. This SPU payout of $453,800 was paid in cash in the amount of $226,934 and in CIGNA common stock valued at $226,866. Column (g) represents the SPU payout at $125 per unit. The remaining SPU payout at $75 per unit is reflected in column (d), in addition to Mr. Scott’s sign-on cash bonus of $470,000. Mr. Scott’s annual incentive payout was $765,000. Of that, $650,000 is in column (d) because it was guaranteed pursuant to his offer of employment. The remaining amount of $115,000 is in column (g).

(4) Ms. Petren’s SPU payout of $700,000 reported in column (g) for the three year performance period ending December 31, 2008 was paid in cash in the amount of $350,007 and in CIGNA common stock valued at $349,993.

(5) Ms. Hagan left the Company in September 2010. The terms of her separation agreement are included on page 52. Details about information reported in column (i) can be found in footnote (10) to this table. Ms. Hagan did not become a named executive officer until 2009, therefore information regarding 2008 is not included nor required.

(6) Represents the grant date fair value of stock awards computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718 (formerly FAS 123(R)). Both restricted stock awards and strategic performance shares awards made under the Long-Term Incentive Plan are included. The SPSs are subject to performance conditions as described on page 34. The amount reported in column (e) is consistent with the estimate of aggregate compensation cost recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures, as follows:

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 40

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Name	2010 Restricted Stock Grant Date Fair Value	2010 Strategic Performance Shares Grant Date Fair Value	Value of 2010 Strategic Performance Share Award at Highest Performance Achievement (i)
David M. Cordani	-	$4,474,993	$6,537,202
Thomas A. McCarthy	$450,019	$191,483	$279,723
Carol Ann Petren	-	$895,014	$1,307,462
Bertram L. Scott	$625,012	$817,577	$1,194,341
John M. Murabito	-	$686,165	$1,002,370
Annmarie T. Hagan	-	$1,387,252	$2,026,539
(i) The value at the highest performance achievement reflects the achievement of TSR based on the accounting assumptions and the financial measures, Earnings and Revenue, at 200% of target.

(7) Represents the grant date fair value of option awards computed in accordance with ASC Topic 718 applying the same model and assumptions as CIGNA applies for financial statement reporting purposes. Consistent with market practice CIGNA stock option awards are calculated using a Black-Scholes value that assumes that all stock options are held full-term. Primarily for this reason, target long-term incentive values may differ from ASC Topic 718 values reported in this table, which assume a shorter term. The prior year awards for the named executive officers in 2009 and 2008 have been restated with the grant date fair value of the option awards during the respective year.

(8) This column reflects performance-based compensation described under Annual Incentives beginning on page 31 and Long-Term Incentives beginning on page 34. The compensation delivered versus the targets is based on individual contributions and organization performance. Specifically, the following awards earned in 2010 are reflected:

Name	Strategic Performance Unit (SPU) Payout for the Three-year Period Ending December 31, 2010	2010 Annual Incentive Payout Under the MIP
David M. Cordani	5,106,375	2,250,000
Thomas A. McCarthy	317,750	273,611
Carol Ann Petren	1,500,000	729,000
Bertram L. Scott (i)	453,800	765,000
John M. Murabito	1,166,750	573,750
Annmarie T. Hagan(ii)	-	-

(i) Mr. Scott’s SPUs had a guaranteed minimum value of $200 per unit and a MIP award guaranteed at target. Therefore $170,175 for SPU payout and $650,000 for MIP payout is reported in column (d) and $283,625 for SPU payout and $115,000 for MIP payout is reported in column (g).

(ii) Ms. Hagan’s SPU payout and MIP payout are included under column (i).

(9) This column includes the aggregate change in actuarial present value of accumulated benefits under the pension plans, which value increases and decreases from period to period and is subject to the assumptions discussed in connection with the Pension Benefits Table on page 49. Information regarding the named executive officers’ accumulated benefits under the pension plans is also on page 49. The amounts in this column do not include deferred compensation because the Company does not provide above market earnings to executive officers. The amounts reported in this column for years 2008 and 2009, as applicable, differ from those presented in prior years’ proxy statements due to a change in the manner of calculating actuarial present value of accumulated benefits.

(10) This column includes:

•

CIGNA’s matching contributions to the named executive officers under its 401(k) Plan;

•

Dividend earnings on the restricted stock awards in 2010 of: $2,000 for Ms. Petren; $1,892 for Mr. Murabito; and $1,044 for Ms. Hagan.

•

Severance associated with Ms. Hagan’s separation agreement, including $1,411,071 in severance, $400,000 in annual incentive payout, $2,119,500 in long-term incentive arrangements, and $201 in insurance premiums.

•

2010 perquisites valued at incremental cost (the cost incurred by CIGNA due to the named executive officer’s personal use or benefit as shown in the following table) for named executive officers who received perquisites totaling $10,000 or more:

Name	Executive Financial Services/Tax Preparation ($) (i)	Relocation($) (ii)	Security Alarm Installation and Maintenance ($) (iii)	Total ($)
David M. Cordani	9,350	-	48,733	58,083
Carol Ann Petren	12,250	-	492	12,742
Bertram L. Scott	-	200,000	-	200,000

(i) Represents the fees paid by the Company for financial planning, tax preparation and legal services related to legal and estate planning.

(ii) Represents the allowance related to Mr. Scott’s relocation package due to his assumption of the duties as President, U.S. Commercial Markets of $200,000.

(iii) Represents cost to the Company of security alarm maintenance as well as for Mr. Cordani, installation.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 41

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Summary Compensation Table Narrative

Annual Incentives

Annual incentives are paid in cash in the first quarter of the calendar year following the close of the performance year. The Executive Incentive Plan (EIP) requires that any annual incentive award above $3 million is to be made in shares of CIGNA common stock. There were no annual incentive awards for the 2010 performance year above $3 million.

Strategic Performance Units (SPUs)

SPUs are described beginning on page 34.

2008-2010 SPUs

The PRC awarded SPUs for the 2008-2010 performance period in February 2008. Those awards were valued in 2011 based on: (1) CIGNA’s Total Shareholder Return (TSR) relative to that of its health care peer group; and (2) CIGNA’s absolute cumulative adjusted net income for the three year period. The health care peer group consists of the members of CIGNA’s competitive peer group in effect at that time, including: Aetna, Coventry, Health Net, Humana, UnitedHealth Group and Wellpoint. The PRC established specific goals with threshold, target and superior ranges of the Company’s performance and payouts for each level of performance versus the goals within each performance measure. The target unit value was $75. Below are the target performance goals for each measure.

TSR — 50% of Target Unit Value	Absolute Cumulative Adjusted Net Income for Three Ongoing Businesses — 50% of Target Unit Value
Performance Goal: Middle Third (Ranked 3 and 4)	Performance Goal: 12% to 16% growth in 2008, 2009 and 2010 over 2007 Actual (excluding prior year development)

SPU payouts are determined based upon CIGNA’s three-year performance relative to two criteria, Total Shareholder Return and Adjusted Net Income. It is important to note the symmetry of the program; it measures absolute (3-year earnings growth) and relative (3-year TSR versus competitors) results and therefore generates a balanced view of performance.

CIGNA’s three-year Adjusted Net Income result of $3,763 million, or 8% growth in 2008, 2009 and 2010 over 2007, is in the middle of the below target range. These results reflect the impact of the economic recession of 2008 and 2009. Adjusted Net Income results improved significantly in 2010, reflecting strong performance results across each of CIGNA’s on-going businesses.

CIGNA’s total shareholder return for 2010 was 4.1%. Over the three-year period from 2008 to 2010, the Company’s total shareholder return was -11.8%, which ranked second within the peer group companies. The three-year relative performance resulted in top-tier performance with respect to the total shareholder return component of the plan. The top-tier performance results reflect solid execution across each of the on-going businesses. The three-year shareholder return result reflects depreciation due to the stock market declines noted across all industries in 2008 and 2009.

In totality, the SPU payout reflects solid results on an absolute and relative basis, despite significant pressure associated with overall economic conditions. The resulting calculated unit value of $125 was approved by the PRC.

SPU payouts for 2010 appear in column (g) of the Summary Compensation Table for all named executive officers except Mr. Scott and Ms. Hagan. As part of his new hire compensation package described on page 35, Mr. Scott was given an SPU unit value guarantee, therefore, his SPU payout is described in footnote 3 on page 40. Ms. Hagan’s long-term incentive arrangements are described in footnote 10 on page 41.

SPU awards are paid in the first quarter of the calendar year following the close of the performance period.

CIGNA has structured the 2008-2010 and 2009-2011 SPU programs for named executive officers to permit CIGNA to deduct SPU payments to named executive officers as performance-based compensation under Internal Revenue Code Section 162(m). In order for named executive officers to receive any SPU payouts, objective performance goals, set by the PRC, must first be satisfied. The maximum payout per SPU is $200. The PRC may exercise its discretion to reduce the size of awards after applying the criteria described above under 2008-2010 SPUs to establish an appropriate unit value. However, the PRC does not have the authority to increase the size of any SPU awards.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 42

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The table below is intended to provide supplemental compensation disclosure. It differs substantially from the Summary Compensation Table on page 40 of this Proxy Statement and is not a substitute for that table.

The following table represents the PRC’s view of 2010 named executive officer compensation, including the salary paid in 2010, the MIP award for the 2010 performance period, the grant date fair value of the SPSs awarded in 2010 (that will not be paid until 2013), and the grant date fair value of stock options awarded in 2010 (including those awarded to Mr. Scott as part of his new-hire compensation package). This table does not include payouts of SPU awards, special incentive or new-hire restricted stock grants, amounts related to change in pension values or perquisites or other benefits. Ms. Hagan is not included as she was not with the Company at year end.

Name	Salary ($)	MIP Award ($)	SPS Award ($)	Stock Options Granted ($)	2010 Total Direct Compensation ($)
David M. Cordani	1,000,000	2,250,000	4,474,993	2,198,019	9,923,012
Thomas A. McCarthy	333,654	273,611	191,483	94,056	892,804
Carol Ann Petren	575,962	729,000	895,014	439,604	2,639,580
Bertram L. Scott	300,000	765,000	817,577	399,684	2,282,261
John M. Murabito	592,250	573,750	686,165	337,030	2,189,195

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 43

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Grants of Plan-Based Awards in Fiscal Year 2010

This table provides information about annual incentive targets for 2010 and grants of plan-based awards made in 2010 to the named executive officers. Specifically, the table includes: (1) the 2010 annual incentive targets and maximum values approved by the PRC for the named executive officers; (2) the stock options granted to the named executive officers on March 3, 2010 by the PRC as part of the annual long-term incentive awards; (3) the 2010 – 2012 SPSs approved by the PRC for named executive officers; (4) for Mr. Scott, the transitional SPUs and SPSs approved by the PRC; and (5) restricted stock grants approved by the PRC for Messrs. Scott and McCarthy. The disclosed amounts do not necessarily reflect the actual amounts that will be paid to the named executive officers. Those amounts will be known only at the time the awards vest or become payable.

Name (a)	Grant Date (b)	Committee Approval Date (c)	Award Type (d)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#) (l)	All Other Option Awards: Number of Securities Underlying Options (#) (m)(5)	Exercise or Base Price of Option Awards ($/Sh) (n) (6)	Closing Market Price on Date of Grant ($/Sh) (o)	Grant Date Fair Market Value of Stock and Option Awards (p) (7)
				Units Awarded (#) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	Threshold (#) (i)	Target (#) (j)	Maximum (#) (k)
David M. Cordani	--	--	MIP Target		-	1,500,000(2)	3,000,000
	3/3/2010	2/23/2010	SPS Award					-	119,048	238,096					4,474,993
	3/3/2010	2/23/2010	Option Award									190,180	34.645	34.690	2,198,019
Thomas A. McCarthy	--	--	MIP Target		-	184,250(2)	368,500
	3/3/2010	2/23/2010	SPS Award					-	5,094	10,188					191,483
	3/3/2010	2/23/2010	Option Award									8,138	34.645	34.690	94,056
	8/30/2010	8/30/2010	Restricted Stock Grant								13,926(4)				450,019
Carol Ann Petren	--	--	MIP Target		-	600,000(2)	1,200,000
	3/3/2010	2/23/2010	SPS Award					-	23,810	47,620					895,014
	3/3/2010	2/23/2010	Option Award									38,036	34.645	34.690	439,604
Bertram L. Scott	--	--	MIP Target		-	650,000(2)	1,300,000
	8/9/2010	5/14/2010	Transitional SPS					-	21,794	43,588					817,577
	8/9/2010	5/14/2010	Transitional SPU	2,269(1)	-	453,800	453,800
	8/9/2010	5/14/2010	Transitional SPU	4,926(1)	-	492,600	985,200
	8/9/2010	5/14/2010	Option Award									34,652	34.575	34.640	399,684
	8/9/2010	5/14/2010	Restricted Stock Grant								18,077(4)				625,012
John M. Murabito	--	--	MIP Target		-	425,000(2)	850,000
	3/3/2010	2/23/2010	SPS Award					-	18,254	36,508					686,165
	3/3/2010	2/23/2010	Option Award									29,161	34.645	34.690	337,030
Annmarie T. Hagan	--	--	MIP Target		-	400,000(2)	800,000
	3/3/2010	2/23/2010	SPS Award					-	36,905	73,810					1,387,252
	3/3/2010	2/23/2010	Option Award									58,956	34.645	34.690	681,388

(1) In June 2010 Mr. Scott was hired as President, U.S. Commercial Markets. He was awarded transitional SPUs for the 2008-2010 performance period to be paid in 2011 (2,269 units) and the 2009-2011 performance period to be paid in 2012 (4,926 units). Mr. Scott’s 2008-2010 units have a guaranteed value of $200 per unit and his 2009-2011 units have a guaranteed value of no less than $100 per unit pursuant to his offer of employment. See page 35 in the CD&A for additional information on the transitional SPUs.

(2) Amounts in this column represent annual incentive targets for the 2010 performance period to be paid in 2011. Individual award values can range from 0% to 200% of target (shown in column (g)), subject to the EIP limits. The actual amounts earned are in the “non-equity incentive plan compensation” column of the Summary Compensation table on page 40 of this proxy statement for all named executive officers except Ms. Hagan and Mr. Scott. In the case of Ms. Hagan, the award is shown in “all other compensation” column of the Summary Compensation Table because the value was agreed upon at the time of separation. In the case of Mr. Scott, his annual incentive actual amounts earned are reflected in the “bonus” and “non-equity incentive plan compensation” columns of the Summary Compensation Table, see footnote (3) on page 40 for clarification.

(3) Represents SPSs awarded for the 2010-2012 performance period. The PRC will determine payout for the SPSs, if any, in 2013. The number of shares paid can range from 0% to 200% of the number of SPSs awarded. There is no minimum number of shares that will be earned under the SPS awards. Within the performance measures, the threshold earned shares percentages are as follows: for TSR 25% of shares are earned at threshold and for Earnings and Revenue 35% of shares are earned at threshold for each measure. Because payment will be made in CIGNA common stock, the actual value of the earned awards is based on CIGNA’s common stock price at the time of payment.

(4) Represents restricted stock grants approved by the PRC for Mr. McCarthy as special incentive for service to the Company as the acting CFO and for Mr. Scott as part of his new hire compensation package.

(5) Represents the stock option awards approved by the PRC at its February 2010 meeting as part of each named executive officers’ annual long-term incentive award, with the exception of Mr. Scott, whose stock options were awarded as part of his new hire compensation package and Ms. Hagan, whose stock options were forfeited upon her separation.

(6) The exercise price of CIGNA stock options, pursuant to the Long-Term Incentive Plan, is the average of the high and the low trading price of CIGNA common stock on the grant date.

(7) These amounts represent the grant date fair value of equity awards computed in accordance with ASC Topic 718, applying the same model and assumption CIGNA applies for financial statement reporting purposes. Consistent with market practice CIGNA stock option awards are calculated using a Black-Scholes value that assumes that all stock options are held full-term. Primarily for this reason, target long-term incentive values may differ from the grant date fair values reported in this table, which assumes a shorter term.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 44

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Grants of Plan-Based Awards Narrative

In order to promote comparability across a broad range of companies, the compensation data used in the market assessment for Long-Term Incentive Plan awards is evaluated using standard assumptions. For instance, the methodology used in the market assessment assumes that all stock options are held for 6.5 years. This assumption is calculated using the Securities and Exchange Commission’s safe harbor methodology and a three-year vesting period. When delivering actual CIGNA common stock option awards, CIGNA uses a Black-Scholes value that assumes that all options are held full-term (10 years). This assumption is used in grant calibration and for internal communication of long-term incentive values to all Long-Term Incentive Plan participants, including the named executive officers. When stock option awards are delivered, the stock option’s exercise price is made equal to the award date fair market value of CIGNA common stock, that is, the average of the high and low stock price on the date of award. This measure of fair market value is a long-standing CIGNA practice, and setting the stock option price no lower than the award date fair market value is required by the CIGNA Long-Term Incentive Plan.

Strategic Performance Units

The PRC awarded transitional SPUs for the 2008-2010 and 2009-2011 performance periods to Mr. Scott in 2010. The performance measures and the structure of the awards are the same as those described for the 2008-2010 and 2009-2011 cycles on page 42.

Strategic Performance Shares

For the 2010-2012 performance period, the PRC awarded SPSs to the named executive officers (except Mr. Scott) in March 2010 and transitional SPSs to Mr. Scott in August 2010. The performance measures and structure of the awards are the same as those described on page 42.

Restricted Stock Awards

Restricted stock awards are not part of the annual long-term incentives for executive officers; however, awards may be granted as part of retention and/or transition compensation actions. In 2010 the PRC awarded restricted stock grants to Messrs. McCarthy and Scott. Mr. McCarthy’s award was part of the special incentive for service to the Company as acting CFO, which is further described on page 35. Mr.  Scott’s restricted stock grant was part of his new hire compensation package, as described on page 35.

Stock Options

Stock options represented 50% of the long-term incentive awards for executive officers in 2010, as described on page 34. Mr. Scott was hired after the annual grant in 2010; however, he received a stock option grant as part of his new hire compensation package.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 46

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Outstanding Equity Awards at Fiscal Year-End 2010

This table provides information about unexercised stock options and unvested stock awards (restricted stock and strategic performance shares) held by the named executive officers at the end of 2010.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (c)	Option Exercise Price ($) (d)	Option Expiration Date (e)	Number of Shares or Units of Stock That Have Not Vested (#) (1) (f)	Market Value of Shares or Units of Stock That Have Not Vested ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1) (h)	Equity incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)
David M. Cordani	23,340		31.4116	2/27/2012	-	-	35,714	1,309,275
	12,729		29.8066	2/24/2015
	62,160		40.5649	2/22/2016
	91,278		46.8833	2/28/2017
	107,588		47.6650	2/8/2018
		107,589	47.6650	2/8/2018
	61,361		47.9250	2/27/2018
		30,677	47.9250	2/27/2018
		118,717	14.0250	3/4/2019
		190,180	34.6450	3/3/2020
Total:	358,456	447,163			-	-	35,714	1,309,275
Thomas A. McCarthy	22,500		16.2233	4/23/2013	13,926	510,527	1,528	56,016
	24,075		18.4783	2/25/2014
	8,805		29.8066	2/24/2015
	5,475		40.5649	2/22/2016
	4,464		46.8833	2/28/2017
	3,767		47.9250	2/27/2018
		1,884	47.9250	2/27/2018
	7,196		14.0250	3/4/2019
		14,386	14.0250	3/4/2019
		8,138	34.6450	3/3/2020
Total:	76,282	24,408			13,926	510,527	1,528	56,016
Carol Ann Petren	13,116		30.9883	5/15/2016	49,186	1,803,159	7,143	261,862
	30,426		46.8833	2/28/2017
	25,686		47.9250	2/27/2018
		12,842	47.9250	2/27/2018
	19,268		14.0250	3/4/2019
		38,524	14.0250	3/4/2019
		38,036	34.6450	3/3/2020
Total:	88,496	89,402			49,186	1,803,159	7,143	261,862
Bertram L. Scott		34,652	34.5750	8/9/2020	18,077	662,703	6,538	239,683
Total:	-	34,652			18,077	662,703	6,538	239,683
John M. Murabito	40,920		29.8066	2/24/2015	42,187	1,546,575	5,476	200,750
	27,360		40.5649	2/22/2016
	22,314		46.8833	2/28/2017
	19,977		47.9250	2/27/2018
		9,989	47.9250	2/27/2018
		29,963	14.0250	3/4/2019
		29,161	34.6450	3/3/2010
Total:	110,571	69,113			42,187	1,546,575	5,476	200,750
Annmarie T. Hagan Total:	-	-			-	-	2,461	90,220

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 47

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(1) The following table shows the vesting date of the stock options, restricted stock, and strategic performance shares that have not vested, held as of December 31, 2010 by the named executive officers.

	Number of Stock Options That Have Not Vested	Vesting Date	Number of Shares or Units That Have Not Vested	Vesting Date	Number of Equity Incentive Plan Award Shares or Units That Have Not Vested (i)	Vesting Date (i)
David M. Cordani	53,794	2/8/2011			35,714	2013
	53,795	2/8/2012
	30,677	2/27/2011
	59,358	3/4/2011
	59,359	3/4/2012
	63,407	3/3/2011
	63,386	3/3/2012
	63,387	3/3/2013
Thomas A. McCarthy	1,884	2/27/2011	13,926	8/30/2013	1,528	2013
	7,193	3/4/2011
	7,193	3/4/2012
	2,714	3/3/2011
	2,712	3/3/2012
	2,712	3/3/2013
Carol Ann Petren	12,842	2/27/2011	822	5/15/2011	7,143	2013
	19,262	3/4/2011	48,364	11/9/2013
	19,262	3/4/2012
	12,682	3/3/2011
	12,677	3/3/2012
	12,677	3/3/2013
Bertram L. Scott	11,551	8/9/2011	18,077	8/9/2013	6,538	2013
	11,551	8/9/2012
	11,550	8/9/2013
John M. Murabito	9,989	2/27/2011	2,554	9/14/2011	5,476	2013
	14,981	3/4/2011	2,554	9/14/2012
	14,982	3/4/2012	37,079	11/9/2013
	9,723	3/3/2011
	9,719	3/3/2012
	9,719	3/3/2013
Annmarie T. Hagan					2,461	2013

(i) The shares are not vested until they are paid. Shares are paid in the year following the close of the performance period. The PRC will determine payout for the SPSs, if any, in 2013, based on achievement of the established performance goals. The number of shares paid can range from 0% to 200% of the number of SPSs awarded. There is no minimum number of shares that will be earned under the SPS awards. In accordance with the Securities and Exchange Commission’s disclosure rules that govern presentation of executive compensation in this proxy statement, the number of SPSs reported above reflect the threshold percent of shares as described in footnote (3) to the Grants of Plan-Based Awards Table on page 45.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 48

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Option Exercises and Stock Vested in Fiscal Year 2010

This table provides information about the number of shares acquired, and value realized by, the named executive officers upon exercise of stock options and vesting of restricted stock during 2010. For stock options, the realized value represents the difference between the fair market value on the grant date of the stock option award and the stock price at the time the option is exercised multiplied by the number of options exercised. For restricted stock, the realized value represents the fair market value on the vesting date multiplied by the number of shares of restricted stock. The amounts in this table reflect CIGNA’s strong emphasis on performance-based and long-term compensation and appreciation of CIGNA’s common stock price.

Name (a)	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#) (b)	Value Realized upon Exercise ($) (c) (1)	Number of Shares Acquired on Vesting (#) (d)	Value Realized upon Vesting ($) (e)
David M. Cordani	84,577	1,218,061
Thomas A. McCarthy
Carol Ann Petren			822	27,368
Bertram L. Scott
John M. Murabito	14,986	294,874	5,108	179,470
Annmarie T. Hagan	44,479	328,021
(1) The value realized upon exercise of stock options was paid as wholly-owned shares, which are subject to CIGNA’s stock holding requirements as discussed more fully on page 36.

Pension Benefits for Fiscal Year 2010

This table shows the present value as of December 31, 2010 of the estimated retirement benefit payable to each of the named executive officers assuming that they retire at normal retirement age. The disclosed amounts are estimates only and do not necessarily reflect the actual amounts that will be paid to the named executive officers. Those amounts will be known only at the time that they become payable.

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Normal Retirement Age (#) (d)	Present Value of Accumulated Benefit ($) (e)
David M. Cordani	CIGNA Pension Plan	18	65	213,243
	CIGNA Supplemental Pension Plan	18	65	132,158
	CIGNA Supplemental Pension Plan of 2005	18	65	435,230
Thomas A. McCarthy	CIGNA Pension Plan	26	65	527,153
	CIGNA Supplemental Pension Plan	26	65	187,860
	CIGNA Supplemental Pension Plan of 2005	26	65	123,563
Carol Ann Petren	CIGNA Pension Plan	4	65	63,743
	CIGNA Supplemental Pension Plan	4	65	-
	CIGNA Supplemental Pension Plan of 2005	4	65	226,179
Bertram L. Scott	CIGNA Pension Plan	0	65	-
	CIGNA Supplemental Pension Plan	0	65	-
	CIGNA Supplemental Pension Plan of 2005	0	65	-
John M. Murabito	CIGNA Pension Plan	6	65	94,455
	CIGNA Supplemental Pension Plan	6	65	-
	CIGNA Supplemental Pension Plan of 2005	6	65	377,547
Annmarie T. Hagan	CIGNA Pension Plan	22	65	393,005
	CIGNA Supplemental Pension Plan	22	65	94,862
	CIGNA Supplemental Pension Plan of 2005	22	65	175,640

Messrs. Cordani and McCarthy and Ms. Hagan participate in Part B of the CIGNA Pension Plan, the CIGNA Supplemental Pension Plan, and the CIGNA Supplemental Pension Plan of 2005 which were frozen effective July 1, 2009, December 31, 2004 and July 1, 2009, respectively. Mr. Murabito and Ms. Petren participate in Part B of the CIGNA Pension Plan and the CIGNA Supplemental Pension Plan of 2005, which were both frozen effective July 1, 2009. Because Mr. Scott was hired after the Company froze the CIGNA Pension Plan (see page 37), he is not entitled to benefits under the CIGNA Pension Plan or the Supplemental Pension Plans.

During a prior period of employment, Mr. McCarthy and Ms. Hagan earned benefits under Part A of the CIGNA Pension Plan, the CIGNA Supplemental Pension Plan, and the CIGNA Supplemental Pension Plan of 2005, which were frozen effective July 1, 2009, December 31, 2004 and July 1, 2009 respectively. The actuarial present values of the benefits Mr. McCarthy and Ms. Hagan accumulated were computed as a single life annuity payable from normal retirement age and then discounted to the present value as of December 31, 2010 using the same assumptions as those used for financial reporting purposes, specifically an interest discount rate of 5.0% for the CIGNA Pension Plan and 4.5% for the CIGNA Supplemental Pension Plan and the CIGNA Supplemental Pension Plan of 2005 and the RP 2000 mortality table projected with scale AA to the year 2020 for those plans.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 49

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Pension Benefits Table Narrative

CIGNA Pension Plan

From 2000 to July 2009 the CIGNA Pension Plan generally covered all U.S. based employees, including all named executive officers. CIGNA makes all contributions required to meet the minimum funding requirements for plan benefits. Contributions are paid into a trust fund that pays benefits. Vested benefits are not payable until after termination of an employee’s service with CIGNA.

The CIGNA Pension Plan comprises Parts A and B, as described below. Part A covers certain employees hired before 1989, while Part B covers all other U.S. employees. The formulas applied equally to named executive officers and other employees. As explained on page 37, the pension plans were frozen as July 1, 2009.

Pension benefits under both formulas are based on years of credited service and eligible earnings.

•

“Credited service” is generally limited to an employee’s period of service with a CIGNA company while that Company participates in the CIGNA Pension Plan. An employee receives credit for one year of credited service for any calendar year in which he or she is credited with at least 1,000 hours of service. No employee will receive credit for any credited service after 2009.

•

“Eligible earnings” includes base salary and annual incentive, but not payments under any long-term incentive compensation plans. Earnings after July 1, 2009 will not be treated as eligible earnings.

Part A

For credited service before April 1, 2008, Part A provides an annual retirement benefit stated in terms of a single life annuity payable at age 65. That annual benefit equals:

•

the employee’s years of credited service (up to a maximum of 30 years);

•

multiplied by 2% of the higher of the employee’s average annual eligible earnings over (a) the final 36 months of service, or (b) the three consecutive calendar years with the highest eligible earnings; and

•

minus an offset equal to approximately half of the employee’s annual Social Security benefits.

On March 31, 2008, this formula was frozen so that credited service after March 31, 2008 and eligible earnings after July 1, 2009 are not counted.

Part A benefits under the frozen formula are generally payable only in annuity form as early as age 55. An actuarial reduction applies if benefit payments begin before age 65. Part A benefits became 100% vested upon a participant’s completion of five years of vesting service. All Part A participants are 100% vested.

Effective April 1, 2008, CIGNA adopted a new cash balance formula under Part A. For credited service on or after April 1, 2008, the plan provides a retirement benefit stated as a lump sum hypothetical account balance. That account balance equals the sum of (1) the employee’s accumulated annual benefit credits, and (2) quarterly interest credits.

For each year that an employee earns a year of credited service, the employee’s account receives annual benefit credits equal to the following percentage of eligible earnings: 8% in 2008 (for eligible earnings after March 31, 2008) and 9% in 2009 (for eligible earnings through July 1, 2009). However, after employees have earned 30 years of credited service, the percentage is 3%.

On the last day of each calendar quarter until an employee’s benefit is paid, the employee’s account also receives interest credits, which are based on an annual rate equal to the lesser of 9% or the yield on the five-year U.S. Treasury Constant Maturity Notes for the month of November of the preceding calendar year, plus 25 basis points. However, the annual rate will not be less than 4.5%.

The hypothetical account balance is payable as early as an employee’s termination of employment. Payments may be made in annuity form or lump sum, at the employee’s election.

Part B

Part B provides a retirement benefit stated as a lump sum hypothetical account balance similar to the Part A cash balance benefit described above. However:

•

Annual Part B benefit credits range from 3% to 8.5% of eligible earnings, based on the employee’s age and accumulated years of credited service.

•

As of January 1, 2008, an employee must have at least three years of vesting service to be 100% vested with a right to a Part B pension benefit. “Vesting service” is service with any CIGNA company, even if the Company does not participate in the CIGNA Pension Plan. Effective July 1, 2009, any Part B participant employed by CIGNA on April 1, 2009 became 100% vested.

CIGNA Supplemental Pension Plan and CIGNA Supplemental Pension Plan of 2005

The CIGNA Supplemental Pension Plan provides an additional pension benefit to any employee whose CIGNA Pension Plan benefit is limited by one or more federal income tax laws. The additional benefit equals the amount by which those limits reduce the pension benefit an employee would otherwise receive under the qualified CIGNA Pension Plan.

The tax law limits in effect in 2010 were:

•

an annual limit of $195,000 on payments beginning at age 65 (the limit is actuarially reduced for payments beginning at an earlier age);

•

an annual limit of $245,000 on annual compensation that can be included in the CIGNA Pension Plan’s benefit calculations; and

•

an exclusion from eligible earnings of any compensation deferred under a nonqualified deferred compensation arrangement.

In calculating Supplemental Pension Plan benefits, the above limits are ignored; otherwise, the regular CIGNA Pension Plan formulas and other terms and conditions apply. Supplemental Pension Plan benefits are paid in the year after an employee reaches age 55 or separates from service with CIGNA, whichever is later. Pre-2005 benefits are ordinarily paid in a lump sum, based on the rules of the Plan, but an employee who makes a timely election in compliance with applicable tax law may have all or part of the benefit that was earned and vested before 2005 paid in equivalent monthly installments. Any lump sum greater than $100,000 is payable in two installments with the second installment occurring one year subsequent to the initial payment. Supplemental Pension Plan benefits earned after 2004 are covered under the Supplemental Pension Plan of 2005, which provides for payments in a lump sum in the year following separation from service or attaining age 55, whichever is later.

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All employees with compensation above the qualified plan limits, including the named executive officers, participate and earn benefits in these plans according to the same provisions of each plan. Service and earnings definitions are no different for the named executive officers and are described on page 50. The CIGNA Supplemental Pension Plan was frozen effective December 31, 2004 and replaced with the CIGNA Supplemental Pension Plan of 2005, which was frozen effective July 1, 2009.

Nonqualified Deferred Compensation for Fiscal Year 2010

This table provides information about the contributions, earnings and balances of the named executive officers under CIGNA’s Deferred Compensation Plan as of and for the year ended December 31, 2010.

Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($) (d)	Aggregate Withdrawal/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f) (1)
David M. Cordani	-		4,441	-	113,951
Thomas A. McCarthy	-		-	-	-
Carol Ann Petren	-		37,544	-	324,088
Bertram L. Scott	-		-	-	-
John M. Murabito	-		45,237	-	1,126,863
Annmarie T. Hagan	-		-	-	-

(1) This column includes compensation earned in prior years and reported in the Summary Compensation Tables of CIGNA’s previous proxy statements (beginning with the 2007 proxy statement) in the aggregate amounts of $95,200 for Mr. Cordani; $279,100 for Ms. Petren; and $437,000 for Mr. Murabito.

Nonqualified Deferred Compensation Narrative

CIGNA Deferred Compensation Plan

CIGNA credits deferred compensation with hypothetical investment earnings during the deferral period as follows:

•

Deferred cash compensation is credited with amounts that equal the gains (or losses) on the actual investment options available under the CIGNA 401(k) Plan. The 401(k) investment options include a default fixed income fund with an annual interest rate applicable from January 1 through March 31, 2010 of 4.80% and from April 1 through December 31, 2010 of 4.92%, neither of which is considered an “above market” interest rate as that term is defined by the Securities and Exchange Commission. The fixed income fund is the only hypothetical investment option available to non-executive employees.

•

Deferred shares of CIGNA common stock are credited with amounts equal to any dividends that are paid on actual shares of CIGNA common stock. These hypothetical dividends are treated as deferred cash compensation.

Subject to limitations under Section 16 of the Securities Exchange Act of 1934 and under CIGNA’s Insider Trading policy, which prohibits trading by CIGNA’s named executive officers during blackout periods, executive officers who participate in the Deferred Compensation Plan can defer up to 100% of their base salary and annual incentive award and change their hypothetical investment allocations on deferrals once per quarter.

Generally, payments of mandatory and voluntary deferrals after 2004 will be made or will begin during one of the following periods: seven months after the named executive officer’s separation from service; July of the year following the year of an executive’s separation from service; the ninety day period beginning January 1 of the year following the year of an executive’s death; or a date specified by the officer or by CIGNA. Deferred compensation balances represent a general unsecured and unfunded obligation of the Company.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 51

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The table on page 53 reflects the estimated amount of compensation that would become payable to each of the named executive officers under existing plans and arrangements if the named executive officer’s employment had terminated and/or a change of control had occurred on December 31, 2010, given the named executive officer’s compensation and service levels as of such date and, if applicable, based on the company’s closing stock price on that date. Ms. Hagan terminated employment prior to December 31, 2010; therefore, the actual arrangements upon termination are described below and reflected in the table that follows.

All change of control benefits are double-trigger (that is, are payable only upon a change of control followed by termination of employment). The value attributable to benefits available prior to the occurrence of any termination of employment, including then-exercisable options is included under the heading, Value of Long-Term Incentive; and benefits available generally to salaried employees, such as distributions under the company’s 401(k), supplemental 401(k), deferred compensation and pension plans are reflected in the aggregate in the table under the heading, Retirement Plan(s). Additionally, in connection with any actual termination of employment or change of control transaction, the Company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of the benefits described below, as the PRC determines appropriate.

The amounts reflected in the table below are estimates, with the exception of Ms. Hagan. Because her employment has already terminated, the payments and timing are known. The actual amounts that would be paid upon a named executive officer’s termination of employment or in connection with a change of control can be determined only at the time of any such event. The calculation of the hypothetical amounts paid to each of the named executive officers in the circumstances described below relies heavily on assumptions used in making the calculations. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include the timing during the year of any such event, the company’s stock price, the named executive officer’s age, and specific plan terms that govern administration of payments.

In calculating the hypothetical payment amounts, we have assumed (except as noted below) that: (1) change of control and termination occur as of December 31, 2010; (2) payments of benefits are made in a lump sum on December 31, 2010; and (3) the value of options would be equal to the value realized upon exercise of those options that were in-the-money December 31, 2010. However, the actual exercise date of options is not known and payment dates would vary because of Internal Revenue Code rules relating to deferred compensation, and because of other considerations.

Mr. Cordani has a frozen accrued benefit under Part B of the CIGNA Pension Plan and the CIGNA Supplemental Pension Plans. Mr. McCarthy and Ms. Hagan each have a frozen accrued benefit under Part A and Part B of the CIGNA Pension Plan, and the CIGNA Supplemental Pension Plans. Ms. Petren and Mr. Murabito each have a frozen accrued benefit under Part B of the CIGNA Pension Plan and the CIGNA Supplemental Pension Plan of 2005. Part B provides a retirement benefit stated as a lump sum hypothetical account balance. The account balance as of December 31, 2010 is the amount of payout reflected in the table, with the exception of Ms. Hagan.

Estimated payment amounts are rounded to the nearest thousand and represent an approximation of the potential payment.

Terms of Separation for Ms. Hagan

Ms. Hagan’s agreement includes non-competition and non-solicitation covenants made by Ms. Hagan as well as various other commitments, covenants and waivers. In addition, the agreement provides for benefits consisting of: (1) the payment of one year’s salary; (2) cash payment for the previously granted restricted stock; (3) payouts under annual and long-term incentive arrangements; and (4) miscellaneous insurance and outplacement benefits. The aggregate value of these benefits is approximately $5.0 million, which includes benefits available generally to salaried employees under the heading of Retirement Plans(s) and $3.9 million in additional benefits and payments received upon termination.

Contingent Payments

The aggregate amounts in the Contingent Payments table on page 53 appear under the following headings:

•

Retirement Plan(s), for which the value may include:

•

Pension Plan (frozen) and Supplemental Pension Plans (frozen) (see narrative description following the Pension Benefits Table on pages 49 and 50 for information about payments;

•

Vested amounts under the 401(k) and Supplemental 401(k); and

•

Deferred Compensation Plan (see narrative description following the Nonqualified Deferred Compensation Table on page 51 for information about payments).

•

Severance, which refers to salary continuation upon involuntary termination and salary and annual incentive payments upon Change of Control.

•

Annual Incentive, which refers to annual cash incentive awards.

•

Value of Long-Term Incentive, which may represent some or all of the following: exercisable in-the-money options, payment in lieu of unvested restricted stock, accelerated vesting of options and/or restricted stock, Strategic Performance Units (SPU), and/or Strategic Performance Shares (SPS).

•

Outplacement Services and Other Benefits, for which the value may include cost to the Company for outplacement services and or company paid life insurance.

•

Change of Control Cut-Back, which refers to the application of the reduction of the total payment upon Change of Control under the modified cap, under which either: (1) an executive will receive the full amount of change of control benefits and also pay any resulting excise tax, or (2) an executive’s change of control benefits will be reduced enough to avoid the excise tax entirely - whichever alternative provides the executive with the greater amount of after-tax benefits.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 52

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Contingent Payments (000s) All Actions Assume a 12/31/10 Termination Date
		Termination for Cause or Voluntary Termination	Involuntary Termination not for Cause	Termination upon a Change of Control	Retirement	Death
David M. Cordani	Retirement Plan(s)	$1,297	$1,297	$1,297	$1,297	$1,297
	Severance	$0	$1,000	$7,500	$0	$0
	Annual Incentive	$0	$1,500	$0	$1,500	$0
	Value of Long-Term Incentive	$210	$6,587	$17,410	$9,657	$9,657
	Outplacement Services and Other Benefits	$0	$32	$22	$14	$0
	Change of Control Cut-Back	$0	$0	$0	$0	$0
	TOTAL	$1,507	$10,416	$26,229	$12,468	$10,954
Thomas A. McCarthy	Retirement Plan(s)	$1,780	$1,780	$1,780	$1,780	$1,309
	Severance	$0	$335	$1,568	$0	$0
	Annual Incentive	$0	$184	$0	$184	$0
	Value of Long-Term Incentive	$1,121	$1,982	$2,712	$2,320	$2,320
	Outplacement Services and Other Benefits	$0	$31	$21	$0	$0
	Change of Control Cut-Back	$0	$0	-$363	$0	$0
	TOTAL	$2,901	$4,312	$5,718	$4,284	$3,629
Carol Ann Petren	Retirement Plan(s)	$750	$750	$750	$750	$750
	Severance	$0	$580	$3,630	$0	$0
	Annual Incentive	$0	$600	$0	$600	$0
	Value of Long-Term Incentive	$511	$4,021	$6,886	$4,953	$4,953
	Outplacement Services and Other Benefits	$0	$31	$21	$0	$0
	Change of Control Cut-Back	$0	$0	$0	$0	$0
	TOTAL	$1,261	$5,982	$11,287	$6,303	$5,703
Bertram L. Scott	Retirement Plan(s)	$12	$12	$12	$12	$12
	Severance	$0	$600	$3,750	$0	$0
	Annual Incentive	$0	$650	$0	$650	$0
	Value of Long-Term Incentive	$0	$1,351	$2,434	$1,417	$1,417
	Outplacement Services and Other Benefits	$0	$31	$21	$0	$0
	Change of Control Cut-Back	$0	$0	$0	$0	$0
	TOTAL	$12	$2,644	$6,217	$2,079	$1,429
John M. Murabito	Retirement Plan(s)	$1,757	$1,757	$1,757	$1,757	$1,757
	Severance	$0	$592	$3,052	$0	$0
	Annual Incentive	$0	$425	$0	$425	$0
	Value of Long-Term Incentive	$280	$3,097	$5,233	$3,819	$3,819
	Outplacement Services and Other Benefits	$0	$31	$21	$0	$0
	Change of Control Cut-Back	$0	$0	$0	$0	$0
	TOTAL	$2,037	$5,902	$10,063	$6,001	$5,576
Termination Payments (000s) Represents a 9/10/10 Termination Date
Annmarie T. Hagan	Retirement Plan(s) (1)	$1,090
	Severance	$1,411
	Annual Incentive (2)	$400
	Value of Long-Term Incentive (3)	$2,120
	Outplacement Services and other benefits	$9
	TOTAL	$5,030

(1) Present value of accumulated benefit, September 10, 2010.

(2) Annual incentive at target.

(3) Includes the following assumptions for SPU and SPS: (i) assumes payment at target ($75) for 2009 units, actual unit value ($125) for 2008 units; and (ii) assumes payment of 2010 SPSs at September 10, 2010 closing price of $34.64. Paid according to normal schedule.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 53

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Termination for Cause or Voluntary Termination

Generally, a named executive officer would receive payments or benefits limited to those attributable to benefits available prior to termination, such as 401(k), supplemental 401(k), deferred compensation, pension plans and the value of exercisable in-the-money options, in the case of voluntary termination, or termination for cause, such as after conviction of a felony involving fraud or dishonesty directed against CIGNA. Restricted stock, unvested and vested unexercised options, SPU and SPS would be forfeited or expire upon termination and, generally, no annual incentive or additional base salary would be paid. Accordingly, CIGNA estimates that it would not make any other payments in the event of a termination for cause or voluntary termination.

Involuntary Termination not for Cause

Payments and Benefits may be provided to named executive officers whose employment is terminated because of job elimination, permanent disability or any other non-cause reason. CIGNA does not maintain any plan or formula to determine benefits that would be provided to a named executive officer terminated not for cause. Some of the benefits, such as severance payments or payments in the amount of the value of unvested restricted stock awards, would be subject to the discretion of the PRC. The following factors are typically considered in the exercise of such discretion: length of service; the executive’s total compensation target; and the executive’s career plans following termination of employment with CIGNA.

From the range of possible decisions the PRC may make about payments and benefits, for purposes of this estimate it is assumed a named executive officer would receive:

•

An amount equal to one year of base salary.

•

A prorated portion of that individual’s annual incentive target. The total amount of the annual incentive payout for 2010 was included in the estimate because it assumes termination at year-end.

•

A lump sum payment equal to the value of unvested restricted stock, calculated by multiplying the number of shares of restricted stock forfeited upon termination, by the average closing price (assumed to be $36.988) over 30 trading days ending on the assumed termination date at year-end.

•

Payout of a prorated portion of previously awarded SPUs based on the following formula: 100% of the 2008-2010 SPU award and 67% of the 2009-2011 SPU award. The value shown for each named executive officer represents the target value ($75) however, the actual value would be determined at the end of each performance period.

•

Payout of a prorated portion of previously awarded SPS based on 33% of the 2010 -2012 SPS award. The value shown for each named executive officer represents the number of SPS multiplied by the closing price of CIGNA common stock on December 31, 2010 ($36.66).

Previous separation agreements with executive officers required the terminated officer to make certain promises, covenants and waivers, including those relating to non-competition and non-solicitation, in exchange for the benefits and payments provided by the Company.

In addition, each named executive officer would be entitled to receive the amounts vested under CIGNA’s pension plans, 401(k) plan and supplemental 401(k) plan; amounts accrued under the deferred compensation plan; and the value of exercisable in-the-money options. The calculation of estimated payments also assumes payment of approximately $30,000 for one year of outplacement services based on the cost to CIGNA and the cost to the Company for life insurance for one year.

Termination upon a Change of Control

The payments and benefits discussed are entirely hypothetical and contingent in nature. However, if a change of control were to occur, under our change of control policies discussed above in the CD&A, executive officers who are terminated (other than as the result of conviction of a felony involving fraud or dishonesty directed against CIGNA) within two years after a change of control would receive the following payment or benefits:

•

Payment equal to 156 weeks of pay, at the base salary rate in effect at termination.

•

Payment equal to three times the greater of the executive’s last annual incentive payment or the amount of the executive’s annual incentive target immediately before the change of control.

•

Payment equal to the number of outstanding SPUs multiplied by the greatest of: the target value ($75); the value for a unit paid in the preceding twelve-month period ($125); or the average of the unit values for the last two unit payments ($100).

•

Payment equal to the number of outstanding SPSs multiplied by the greatest of: 100%; the vesting % from the preceding performance period; or the average vesting % for last two performance periods.

In addition, and only upon termination within two years after a change of control, restrictions on restricted stock awards would lapse, any unvested options would become exercisable and would expire on the earlier of the original expiration date or three months after the termination date.

The calculation of estimated payments assumes payment of approximately $20,000 for six months of outplacement services based on the cost to the Company for life insurance for one year. In addition, each named executive officer would be entitled to receive the amounts vested under CIGNA’s pension plans, 401(k) plan and supplemental 401(k); amounts accrued under the deferred compensation plan; and the value of exercisable in-the-money options. If, within two years after a change of control, any of the changes described in the next sentence affect an executive level employee, and he or she then resigns following written notification to CIGNA, the resignation will be treated as a termination upon a change of control. The covered changes are any reduction in compensation, any material reduction in authority, duties or responsibilities, or a relocation of the executive’s office more than 35 miles from its location on the date of the change of control.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 54

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Retirement

Upon retirement, the amount of any benefits or payments to a named executive officer is subject to the discretion of the PRC and/or the terms of any agreement executed by the Company and the retiring named executive officer that has been approved by the PRC. From the range of possible decisions the PRC may make about payments and benefits, for purposes of this estimate it is assumed a named executive officer would receive:

•

A prorated portion of that individual’s annual incentive target. The calculation includes the total annual incentive target for 2010 because the estimate assumes termination at year-end.

•

Payout of a prorated portion of previously awarded SPUs based on the following formula: 100% of the 2008-2010 SPU award and 67% of the 2009-2011 SPU award. The value shown for each named executive officer represents the target value ($75); however, actual value would be determined at the end of each performance period.

•

Payout of a prorated portion of previously awarded SPS based on 33% of the 2010-2012 SPS award. The value shown for each named executive officer represents the number of SPSs multiplied by the closing price of CIGNA common stock on December 31, 2010 ($36.66).

•

Vesting of any unvested options would be accelerated and the options would become exercisable at retirement and expire on the original expiration date. The calculation includes the gain on in-the-money exercisable options.

•

Vesting of any unvested restricted stock awards upon retirement, with the PRC’s approval.

For the Chief Executive Officer, the calculation includes the incremental cost of providing office space and administrative assistance for one year, which is estimated to be approximately $13,500. In addition, each named executive officer would be entitled to receive the amounts vested under CIGNA’s pension plans, 401(k) plan, supplemental 401(k); and amounts accrued under the deferred compensation plan.

Death

If a named executive officer dies while still an active employee, certain benefits are available to that individual’s estate or surviving spouse. Payment of outstanding SPU and SPS awards are subject to the discretion of the PRC. In accordance with past practice, the estimates assume that the named executive officer’s estate or the surviving spouse would receive payment of a prorated portion of the SPUs based upon the following formula: 100% of the 2008-2010 SPU award; 67% of the 2009-2011 SPU award; and 33% of the 2010-2012 SPS award. The SPU value shown for each named executive officer represents the target value ($75) and, for the SPS values, represents the CIGNA closing price on December 31, 2010; however, the actual value would be determined at the end of each performance period. Restrictions on restricted stock awards would lapse upon death. In addition, vesting of any unvested options would be accelerated and the options would become exercisable at death and expire on the original expiration date. The calculation of the pension plan payouts includes the amount of an estimated survivor benefit which, along with other factors, is based upon the age of the deceased officer’s spouse. In addition, each named executive officer’s estate would be entitled to receive the amounts accrued under CIGNA’s pension plans, 401(k) plan, supplemental 401(k) and the deferred compensation plan, as well as the value of exercisable in-the-money options. In the event of death before employment termination for a participant in Part A of CIGNA’s pension plan, payments to a surviving spouse are different. However, in certain cases these benefits are payable at an earlier age than otherwise available under the plan and therefore the present value of those benefits may equal or exceed the present value of other payments upon termination.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 55

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INFORMATION ABOUT ITEM 4.   Ratification of Appointment of PricewaterhouseCoopers, LLP as CIGNA’s Independent Registered Public Accounting Firm

The Audit Committee approved the appointment of PricewaterhouseCoopers, LLP as CIGNA’s independent registered public accounting firm for 2011. As a matter of good corporate governance, the Board is seeking shareholder ratification of the appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee will reconsider PricewaterhouseCoopers’ appointment. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time of the year if it determines that such a change would be in the best interests of the Company and its shareholders.

PricewaterhouseCoopers, LLP has served as the independent registered public accounting firm for CIGNA and its subsidiaries since 1983, and performed the same role for Connecticut General Corporation, a predecessor company of CIGNA, and its subsidiaries since 1967. A representative from PricewaterhouseCoopers, LLP is expected to attend the annual meeting, may make a statement, and will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that shareholders vote FOR the Ratification of the Appointment of PricewaterhouseCoopers, LLP as CIGNA’s Independent Registered Public Accounting Firm.

Policy for the Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit services provided by CIGNA’s accounting firms and all non-audit services provided by the Company’s principal independent registered public accounting firm. Specifically:

•

The full Audit Committee pre-approves all audit, review and attest services and their related fees.

•

At the first Audit Committee meeting of each calendar year, the Chief Risk Officer and General Auditor for the Company presents to the full Audit Committee a schedule, accompanied by detailed documentation, listing all permissible non-audit services expected to be performed by the Company’s independent registered public accounting firm during the calendar year. In the case of any additional permissible non-audit services concerning internal control over financial reporting and any tax service, the independent registered public accounting firm includes a written description of the scope of service and other information about the proposed service required by the Public Company Accounting Oversight Board rules. The Audit Committee reviews the schedule and documentation, and pre-approves the permissible non-audit services it deems appropriate. For additional permissible non-audit services that arise during the calendar year, the Chief Risk Officer and General Auditor presents an updated schedule reflecting the additional services for review and consideration for pre-approval by the Audit Committee. After the Chief Risk Officer and General Auditor’s presentation of the schedules as described above and, if applicable, a discussion with the Company’s independent registered public accounting firm regarding the potential effects of any permissible tax services on the independence of the Company’s independent registered public accounting firm, the Audit Committee will approve those permissible non-audit services it deems appropriate and necessary.

•

The policy permits the pre-approval of additional permissible non-audit services to be delegated to one or more Audit Committee members so long as the proposed services do not exceed $250,000, individually. Any services approved in this manner must be reported to the full Audit Committee at its next regularly scheduled meeting.

•

The Chief Risk Officer and General Auditor reports to the Audit Committee at each meeting on all non-audit services performed by the independent registered public accounting firm and on fees incurred for any services performed by the independent registered public accounting firm. Annually, the Chief Risk Officer and General Auditor reports to the Audit Committee the projected ratio between audit and non-audit fees of the independent registered public accounting firm.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 56

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Fees to Independent Registered Public Accounting Firm

Aggregate fees billed for professional services rendered by PricewaterhouseCoopers, LLP for the audit of financial statements for the fiscal years ended December 31, 2010 and December 31, 2009, and fees billed for other services rendered by PricewaterhouseCoopers, LLP during those periods were as follows:

	2010	2009
Audit Fees	$6,545,000	$9,271,000
Audit Related Fees	1,407,000	1,852,000
Tax Fees	56,000	110,000
All Other Fees	3,551,000	473,000
TOTAL	$11,558,000	$11,706,000

•

Audit fees include: the audit of annual financial statements; the review of quarterly financial statements; the performance of statutory audits; quarterly comfort letter work; and the evaluation of management’s assertions concerning the effectiveness of internal controls over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act.

•

Audit-related fees include assurance and related services that were reasonably related to the audit of annual financial statements and reviews of quarterly financial statements, but not reported under “Audit Fees.” Audit-related fees included employee benefit plan audits; internal control reviews (e.g., Statement on Auditing Standards No. 70 reports); consultation concerning financial accounting and reporting standards; agreed upon procedures; due diligence purchase accounting; and regulatory examinations.

•

Tax fees include tax recovery services, tax consulting and tax compliance services.

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All other fees include professional services rendered by PricewaterhouseCoopers, LLP not reported in any other category and include pre-approved business process advisory and consulting services. On November 2, 2010 (Closing Date), the Company’s auditor acquired Diamond Management & Technology Partners, Inc. (Diamond), a consulting firm that the Company had been using prior to the acquisition. The fee information reflected in “All Other Fees” includes fees of $1,423,420 paid to our auditor for services performed by Diamond after the Closing Date, which will not recur because, going forward, the Company will no longer use the services of what was formerly Diamond. The Audit Committee discussed with PricewaterhouseCoopers LLP its independence in relation to the provision of these services and PricewaterhouseCoopers, LLP confirmed its independence from CIGNA. In addition, the Company will no longer use the services of what was formerly Diamond going forward.

Audit Committee Report

CIGNA has maintained an independent Audit Committee for many years. It operates under a written charter adopted by the Board of Directors. All of the members of the Audit Committee are independent (as defined in the listing standards of the New York Stock Exchange and applicable federal regulations, and CIGNA’s independence standards).

CIGNA’s management has primary responsibility for preparing CIGNA’s financial statements and establishing and maintaining financial reporting systems and internal controls. Management is also responsible for reporting on the effectiveness of CIGNA’s internal controls over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of CIGNA’s consolidated financial statements and issuing a report on these financial statements. The independent registered public accounting firm is also responsible for, among other things, issuing an attestation report on the effectiveness of CIGNA’s internal control over financial reporting based on its audit. As provided in its charter, the Audit Committee’s responsibilities include oversight of these processes. As part of its oversight responsibilities, the Audit Committee meets with CIGNA’s Chief Risk Officer and General Auditor, Chief Accounting Officer, General Counsel, Chief Financial Officer and independent registered public accounting firm, with and without management present, to discuss the adequacy and effectiveness of CIGNA’s internal controls and the quality of the financial reporting process.

In this context, before CIGNA filed its Annual Report on Form 10-K for the year ended December 31, 2010 with the Securities and Exchange Commission, the Audit Committee:

•

Reviewed and discussed with CIGNA’s management the audited consolidated financial statements included in the Form 10-K and considered management’s view that the financial statements present fairly, in all material respects, the financial condition and results of operations of CIGNA.

•

Reviewed and discussed with CIGNA’s management and with the independent registered public accounting firm, PricewaterhouseCoopers, LLP, the effectiveness of CIGNA’s internal controls over financial reporting as well as management’s report and PricewaterhouseCoopers, LLP’s attestation on the subject.

•

Discussed with PricewaterhouseCoopers, LLP, matters related to the conduct of its audit that are required to be communicated by auditors to audit committees and matters related to the fair presentation of CIGNA’s financial condition and results of operations, including critical accounting estimates and judgments.

•

Received the required communications from PricewaterhouseCoopers, LLP that discloses all relationships that may reasonably be thought to bear on its independence and to confirm its independence. Based on these communications, the Audit Committee discussed with PricewaterhouseCoopers, LLP its independence from CIGNA.

•

Discussed with each of CIGNA’s Chief Executive Officer and acting Chief Financial Officer their required certifications contained in CIGNA’s Annual Report on Form 10-K for the year ended December 31, 2010.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited consolidated financial statements be included in CIGNA’s Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Audit Committee:

Donna F. Zarcone, Chairman

Jane E. Henney, M.D.

John M. Partridge

Eric C. Wiseman

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INFORMATION ABOUT ITEM 5.   Approval of Amendment No. 2 to the CIGNA Long-Term Incentive Plan

The Board is recommending that shareholders approve Amendment No. 2 to the CIGNA Long-Term Incentive Plan (the “Plan”). CIGNA provides long-term incentive compensation awards under the Plan to CIGNA officers and certain employees. The ultimate value of Plan awards is based on the long-term performance of CIGNA common stock or CIGNA’s long-term success in meeting stated performance objectives. See pages 34 and 35 for a description of Long-Term Incentive Awards.

The Plan was last approved by shareholders in April 2010, and the Board approved Amendment No. 1 in April 2010. The Board is now asking CIGNA’s shareholders to approve an amendment to the Plan that will increase the total number of shares of CIGNA common stock that can be awarded under the Plan. The Amendment also adjusts the numeric rules for counting share usage by: (1) increasing the limit on full value share awards that are counted on a one-for-one basis in reducing the number of authorized shares; and (2) raising the proportion by which grants of full value share awards are counted after that limit is exceeded. The term “full value share” and these changes are described on page 59 below. Additionally, the Amendment provides for the reuse of shares reserved upon a Strategic Performance Share grant, if the grant is later forfeited, canceled or surrendered.

The Board of Directors and the People Resources Committee approved Amendment No. 2 on February 23, 2011, and the Board is recommending that shareholders approve the Amendment to the Plan to:

•

give CIGNA the flexibility needed to adapt its compensation practices to today’s changing marketplace;

•

provide CIGNA with the continued ability to issue a broader mix of annual and long-term performance-based awards in order to attract new employees as well as retain and motivate key employees who are deemed to have long-term potential with CIGNA given their performance records; and

•

continue to align the interests of the Company’s employees with those of its shareholders.

As of the close of business on March 4, 2011:

•

272,320,016 shares of CIGNA common stock were outstanding;

•

11,708,952 options (vested and unvested) were outstanding with a weighted average exercise price of $32.31 and weighted average remaining term of 6.754 years; and

•

5,508,901 shares of unvested or unearned full value awards remain outstanding; and

•

4,905,228 shares are available for future grants under the Plan of which 1,858,625 shares were available for grants of full-value awards that are counted against the available pool on a one-for-one basis.

The Company does not expect to grant new awards between March 4, 2011 and April 27, 2011.

If Amendment No. 2 is approved, the new available pool would be 12 million shares, plus the shares described in “Reuse of Shares for Further Awards” on page 61.

If shareholders do not approve Amendment No.2, the existing Plan would continue to have 4,905,228 shares available for future awards (plus shares underlying any future expired or forfeited awards), of which 1,858,625 shares are available to award as full value shares before being required to count each full value share awarded as using 1.5 available shares.

Promotion of Good Corporate Governance Practices

Plan awards are an essential part of the total compensation package for key employees and reflect the importance the Company places on using long-term incentives to motivate employees and reward them for superior long-term results. CIGNA believes that the Plan aligns with shareholder interests because it includes the following features:

•

clearly defines the maximum number of shares issuable under the Plan by award types;

•

prohibits the grant of discounted stock options (except in the limited cases of capital adjustments or merger transactions);

•

prohibits reload options (the automatic grant of a new stock option upon exercise of another option);

•

prohibits option re-pricing (canceling an option and re-issuing at a lower exercise price);

•

requires minimum one-year option and SAR vesting periods (though two-thirds of option grants made under the Plan typically vest over periods longer than one year);

•

requires a minimum three-year vesting period for at least 95% of restricted stock grants;

•

requires performance awards to have a minimum one-year performance period;

•

requires shareholder approval of any material amendments to the Plan in accordance with New York Stock Exchange rules; and

•

prohibits the reuse of shares returned to CIGNA (or withheld from the grant) in payment for stock option exercises or for tax withholding.

CIGNA will continue to maintain a three-year average share usage burn rate that is consistent with the guidelines for burn rate established by Institutional Shareholder Services (ISS). ISS is a private organization that studies and provides information on corporate proxy votes, principally for the benefit of institutional investors, and its guidelines are evaluated by some shareholders.

The “burn rate” is the ratio of the number of shares granted in a year (with a volatility multiplier applied to full value shares) to the number of basic weighted average common shares outstanding at fiscal year end.

On March 4, 2011, the fair market value of one share of CIGNA common stock was $43.53.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 58

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Key Terms of Existing Plan

The following is a summary of key Plan provisions and material amendments. The summary is qualified in its entirety by reference to the text of the Plan, which was filed as an exhibit to the Company’s Form 10-Q for the quarterly period ended March 31, 2010, the text of Amendment No. 1 to the Plan, which was filed as an exhibit to the Company’s Form 10-Q for the quarterly period ended June 30, 2010, and the text of the proposed Amendment No. 2 to the Plan, which is included as Appendix B to this proxy statement.

Term:	No Plan awards may be made after December 31, 2019.
Number of Authorized Shares:	6.6 million plus shares underlying any awards made before March 5, 2010 that later expire or are forfeited.
Award Types:

The Plan permits the grant of:

•

Stock Options (including incentive stock options (ISOs))

•

Stock Appreciation Rights (SARs) payable in shares of CIGNA common stock or in cash

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Restricted Stock, including performance-based restricted stock

•

Dividend Equivalent Rights

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Strategic Performance Shares

•

Strategic Performance Units

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Common Stock in lieu of cash or other awards payable under any bonus, incentive or supplemental retirement plan

CIGNA’s practice has been to grant only stock options, restricted stock, strategic performance shares, strategic performance units, and occasionally dividend equivalent rights and common stock in place of cash awards under other employee and executive compensation plans. The Plan provides that dividend equivalent rights may not be granted in connection with stock options, SARs, strategic performance shares or strategic performance units.

Award Limits:

•

Maximum of 2,000,000 shares may be issued as incentive stock options.

•

Up to a limit, the grant of a full-value share will reduce the number of authorized shares remaining by one. The limit is 2,800,000 shares, plus any full-value shares that: (1) were granted under the Plan (but not the CIGNA Corporation Stock Plan) before March 5, 2010, (2) were still outstanding on March 5, 2010, and (3) are later forfeited or canceled. Each full-value share granted in excess of this limit will reduce the number of remaining authorized shares by one and one-half (1.5).

“Full-value shares” are shares of restricted stock, dividend equivalent rights paid in shares, shares granted in lieu of cash payments under qualifying incentive plans (such as CIGNA’s restricted stock unit plan) and shares paid for strategic performance units or strategic performance shares.

•

Annual per person maximum of 250,000 strategic performance units, or 500,000 strategic performance shares. If a combination of units and shares is awarded, each unit awarded will reduce the maximum number of shares that can be awarded by two and every two shares awarded will reduce the maximum number of units that can be awarded by one. Strategic performance units have a maximum value of $200 per unit and strategic performance shares have a maximum vesting percentage of 200%.

•

Annual per person maximum of 1,000,000 shares in the form of stock options and SARs.

•

Annual per person maximum of 450,000 shares of restricted stock subject to performance conditions.

Vesting and Exercise:

Vesting schedules are determined by the PRC. Stock options and SARs have a maximum term of ten years and are not exercisable until at least one year after the grant date, except in the case of a termination of employment due to death, disability, retirement or change of control.

Restricted stock granted under the Plan that is subject to time-based vesting shall not vest in less than three years, except in the case of a termination of employment due to death, disability, retirement or change of control. Restricted stock subject to performance conditions shall have a performance period of not less than one year.

Nevertheless, up to 5% of the shares granted as restricted stock may be granted on terms not subject to these minimum vesting conditions.

Description of Amendment No. 2

If approved, the Amendment would, effective April 27, 2011:

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Increase the total number of shares of CIGNA common stock that can be awarded under the Plan:

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From 6.6 million plus shares underlying any awards made before March 5, 2010 that later expire or are forfeited.

•

To 12.0 million plus shares underlying any awards made before March 4, 2011 that later expire or are forfeited.

The number of shares available for future grants would be (as of the close of business on March 4, 2011): 12,000,000 plus shares underlying any future expired or forfeited awards.

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Increase the limit on the number of shares that can be awarded as full value shares and counted on a one-for-one basis with other types of share awards in reducing the number of authorized shares:

•

From 2.8 million shares, plus any full-value shares that: (1) were granted under the Plan (but not the CIGNA Corporation Stock Plan) before March 5, 2010, (2) were still outstanding on March 5, 2010, and (3) are later forfeited or canceled.

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To 8.8 million shares, plus any full-value shares that: (1) were granted under the Plan (but not the CIGNA Corporation Stock Plan) before March 4, 2011, (2) were still outstanding on March 4, 2011, and (3) are later forfeited or canceled.

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•

Change the basis for counting usage of shares after the full value share limit (described above) is exceeded so that each full-value share granted in excess of this limit will reduce the number of remaining authorized shares by two and one-tenth (2.1) instead of one and one-half (1.5).

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Provide for the reuse of shares reserved upon a Strategic Performance Share grant, if the grant is later forfeited, canceled or surrendered.

Other Material Features of the Plan

Purpose of the Plan

The Plan provides for the grant of stock-based and performance-based compensation opportunities to employees. These awards advance the interests of CIGNA and its shareholders by:

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rewarding the creation of long-term value for CIGNA shareholders by providing eligible employees with an opportunity to acquire an equity interest in CIGNA, thereby increasing their personal interest in its continued success and progress, and aligning their interests with those of its shareholders;

•

aiding the Company in attracting and retaining employees of exceptional ability;

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supplementing and balancing the Company’s salary and incentive bonus plans in support of long-term strategic plans and financial results; and

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encouraging decisions and actions by executives to deliver superior enterprise results, with appropriate consideration of risk, which is consistent with the long-range interests of shareholders.

Eligibility

Salaried officers and other key employees are eligible to receive awards under the Plan. Members of the Board of Directors who are not employed by the Company are not eligible to participate in the Plan. As of March 1, 2011, approximately 60 officers and 7,570 non-officer employees were eligible to receive awards under the Plan.

Administration and Awards

The PRC administers the Plan, subject to any requirements for review and approval by the Board that the Board may establish. The PRC is authorized to interpret the Plan, to select and make awards to eligible participants, to determine eligibility for awards and to establish the terms of the awards.

Subject to certain limits specified in the Plan, the PRC may delegate any authority it has under the Plan to the Chief Executive Officer (CEO) or the CEO’s designee. The CEO has limited authority to make awards under the Plan. The CEO must be a CIGNA Board member at the time of grant and no more than 10% of the shares of common stock available for issuance under the Plan may be subject to awards granted by the CEO. The CEO may not grant awards to or for the benefit of the Board of Directors or anyone subject to the requirements of Exchange Act Section 16(a). The CEO or his designee may grant strategic performance units and strategic performance shares, but only in limited circumstances and according to guidelines provided by the PRC or subject to ratification by the PRC.

Stock Appreciation Rights

SARs entitle the recipient to receive, upon exercise, stock or cash equal in value to the appreciation in fair market value of a specified number of shares of common stock from the fair market value of the underlying shares on the grant date to the exercise date. The PRC may place restrictions on the exercise of SARs. No SAR may be exercisable more than ten years after grant date.

Stock Options

The Plan provides for the grant of options to purchase shares of common stock. The option price may not be less than the fair market value of the underlying shares on the grant date. The option exercise period must expire not more than ten years after the grant date. Options that are designated as incentive stock options (ISOs) are intended to comply with the requirements of Section 422 of the Internal Revenue Code.

Restricted Stock

The Plan provides for the grant of shares of restricted CIGNA common stock upon the terms and conditions that the Board in its discretion considers appropriate, provided that these terms and conditions may not be contrary to the provisions and limitations contained in the Plan. Among other things, the PRC specifies the length of the restricted period over which the award vests, forfeiture provisions and restrictions on transferability. The recipient has the right to vote the shares from the date of grant. Dividends payable on restricted shares may be paid in cash or reinvested in additional shares of restricted stock subject to the same restrictions; however, the PRC may provide that dividends are accumulated for later payment and are subject to forfeiture until the shares vest.

As described in “Performance-Based Awards” below, the PRC may grant long-term performance awards in the form of performance-based restricted stock.

Performance-Based Awards

The Plan provides for the grant of long-term performance awards to eligible employees in the form of performance-based restricted stock, strategic performance units, and strategic performance shares. These awards may be structured to provide compensation solely on account of the attainment of one or more pre-established, objective performance criteria that satisfy the requirements of Section 162(m).

At the time of grant, the PRC specifies in writing the duration of the performance period, the applicable objective performance goals and measures, and the formulas that will be used to determine the ultimate unit dollar value for performance units and the vesting percentage or vesting schedule for performance shares. Performance goals may be stated separately for one or more participants, collectively for the entire group of participants or in any combination. The goals can be established for CIGNA as a whole, or for one or more of its subsidiaries, business units, or lines of business, or any combination, and can be measured on an absolute basis or on a comparative basis using a peer group, specified index, or combination. Except as prohibited by Code Section 162(m), the PRC may adjust or modify the performance measures and goals for a performance period if the Company is involved in a merger, acquisition or divestiture transaction that has any material affect on the Company’s ability to apply the performance measures or meet the performance objectives established at the time of grant.

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To the extent required under Section 162(m), no such award will be payable unless the PRC certifies in writing that the performance goals applicable to the award were satisfied. For strategic performance units, the final unit value may not exceed $200 and for strategic performance shares, the final vesting percentage may not exceed 200%.

The PRC may not increase the value or vesting percentage of an award above the maximum determined by the attainment of the applicable performance goal, but the PRC has the discretion to reduce the value or vesting percentage below such maximum.

The possible financial measures that may be used to set performance goals are as follows: earnings (total or per share); net income (total or per share); growth in net income (total or per share); income from selected businesses (total or per share); growth in net income or income from selected businesses (total or per share); pre-tax income or growth in pre-tax income; profit margins; revenues; revenue growth; premiums and fees; growth in premiums and fees; membership; membership growth; market share; change in market share; book value; total shareholder return; stock price; change in stock price; market capitalization; change in market capitalization; return on market value; shareholder equity (total or per share); return on equity; assets; return on assets; capital; return on capital; economic value added; market value added; cash flow; change in cash flow; expense ratios or other expense management measures; medical loss ratio; ratio of claims or loss costs to revenues; satisfaction — customer, provider, or employee; service quality; productivity ratios or other measures of operating efficiency; and accuracy of claim processing or other measures of operational effectiveness.

The PRC may specify any reasonable definition of the measures it uses. These definitions may provide for reasonable adjustments to the measures and may include or exclude items including, but not limited to: realized investment gains and losses; special items identified in the company’s reporting; extraordinary, unusual or non-recurring items; effects of accounting changes, currency fluctuations, acquisitions, divestitures, reserve strengthening, or financing activities; expenses for restructuring or productivity initiatives; and other non-operating items.

Termination, Death and Retirement

Unexercised stock options and SARs generally expire upon termination of the participant’s employment. However, if employment is terminated due to death, disability or retirement, the option or SAR will become or remain exercisable in accordance with the terms established by the PRC at the time of grant. If employment is terminated within two years following a change of control, the stock option or SAR will become exercisable on the date of termination of employment and will not expire until the earlier of three months following termination of employment or the regular expiration date of the option or SAR, as applicable.

Shares of restricted stock are generally forfeited if the participant terminates employment before the end of the restricted period. However, if employment is terminated due to death, disability or change of control before the end of the restricted period, the restricted period will lapse and the shares will vest immediately. In addition, except in the case of certain restricted stock subject to performance conditions, if employment is terminated by reason of retirement before the end of the restricted period, the PRC or its designee may provide (before the retirement occurs) for the restrictions to lapse and the shares to vest upon retirement.

Dividend equivalent rights must generally be forfeited upon termination of employment, unless the PRC determines otherwise. Generally, a grant of common stock under the Plan in lieu of cash payments under other arrangements still will be paid when termination occurs before the payment date. However, if termination is due to death, the common stock grant will be canceled and the award payment will be made in cash under the terms of the other qualifying plan.

Strategic performance shares and units will not generally be paid if the participant’s employment is terminated prior to the payment date. However, if termination is due to death, disability or retirement, the PRC has the discretion to determine whether or what amount of the payment should be made. Upon termination of employment due to a change of control, all outstanding units will be valued and paid based on the highest of (a) target, (b) the highest unit valuation during the 12 months before the termination date, or (c) the average of the highest unit valuations for last two unit payments before the termination date. Upon termination of employment due to a change of control, a percentage of a participant’s outstanding performance shares will be vested, and the vesting percentage will be the highest of (a) 100%, (b) the vesting percentage for the most recent performance period, or (c) the average vesting percentage for the last two performance periods. Upon termination for any other reason, all outstanding strategic performance unit and share awards are canceled.

Reuse of Shares for Further Awards

Upon approval of Amendment No. 2 to the Long-Term Incentive Plan, the following shares shall be available for future awards under the Plan:

•

any shares that are issued under the Plan after April 27, 2011 as restricted stock, or reserved for issuance upon exercise of options, vesting of restricted stock units or vesting (payout) of strategic performance shares, to the extent the awards subsequently expire or are forfeited or canceled;

•

any shares that were previously issued under the Prior Plans (as defined in the Plan, but excluding the CIGNA Corporation Stock Plan) as restricted stock, or reserved for issuance upon exercise of options, vesting of restricted stock units or vesting (payout) of strategic performance shares, to the extent the awards remained outstanding as of the close of business on March 4, 2011 and subsequently expire or are forfeited or canceled; and

•

any shares reserved for issuance upon exercise of SARs to the extent the SAR is settled (paid) in cash.

The following shares shall not become available for future awards: shares tendered to pay the exercise price of options; shares reserved for future issuance upon grant of SARs, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs; and shares withheld to satisfy tax withholding obligations.

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Change of Control

Neither a change of control nor a pending or threatened change of control results in any automatic acceleration of any rights or vesting under the Plan. The Plan maintains a double trigger, requiring both a change of control and termination of employment before the vesting of awards is accelerated. However, in the case of a pending change of control, the PRC (subject to approval by a majority of Board members not participating in the Plan) has the discretion to modify outstanding stock options, SARs, restricted stock and certain other Plan rights to accelerate vesting, but any such accelerated vesting is contingent on the change of control actually occurring.

A change of control will occur if:

•

there is an acquisition of 25% or more of the voting power of the Company;

•

during any consecutive 24 month period, directors who were directors at the beginning of the period or were nominated or elected by a majority of the board (but not if the initial assumption of office was in connection with an election contest) cease to constitute a majority of the Board; or

•

there is a liquidation or sale of all or substantially all assets, unless the buyer’s board (in the case of a sale) consists of at least a majority of CIGNA directors.

A change of control will not occur if:

•

CIGNA board members constitute at least a majority of the surviving entity or its ultimate parent;

•

the acquisition or merger effects a recapitalization in which no person has or acquires 25% or more voting power; or

•

following the transaction, CIGNA shareholders continue to own an entity which owns substantially all of the assets owned by CIGNA prior to the transaction.

Adjustment

The Plan provides for proportionate adjustments in the number of shares of common stock subject to awards, including individual limits on awards, and available for future awards in the event of changes in outstanding common stock by reason of a merger, stock split, dividend, reorganization, reclassification or other similar events.

Prohibition on Re-Pricing and Reload Grants

Subject to limited exceptions (described below), the Company may not re-price stock options or SARs or issue reload options or SARs without prior approval by shareholders. Re-pricing actions subject to this restriction include:

•

replacing an option or SAR with a new option or SAR that has a lower exercise price;

•

except in connection with a change in the company’s capitalization, reducing the exercise price of stock options or SARs; or

•

exchanging underwater stock options or SARs for cash, new awards or new options or SARs with a lower exercise price.

Transferability

In general, no participant may transfer or assign any award or right under this Plan except by will or by the laws of descent and distribution. However, the PRC may in its discretion allow a participant to transfer any stock option or other rights (other than an ISO), during the participant’s lifetime and without consideration, to an immediate family member, a family trust or a family partnership or to any other person approved by the PRC. The transferee may not subsequently transfer the stock option or other right except by will or the laws of descent and distribution.

Amendment and Termination of the Plan

The Board may suspend, terminate or modify the Plan provided that no action may be taken by the Board (1) without the approval of CIGNA shareholders as necessary under any applicable laws or Internal Revenue Service or Securities and Exchange Commission regulations or the rules of the New York Stock Exchange or (2) that would adversely affect any outstanding awards without the affected holder’s consent. For example, the following amendments, if material, would require shareholder approval:

•

increase in the benefits accruing to participants under the Plan;

•

increase in the number of shares of CIGNA common stock which may be issued under the Plan; or

•

change in eligibility requirements.

Federal Income Tax Consequences

The following is a summary of the anticipated federal income tax consequences of certain awards under the Plan. The summary is not intended to be exhaustive or to describe tax consequences based on particular circumstances. Among other things, it does not address possible state, local or foreign tax consequences or awards other than stock options.

With respect to stock options that qualify as ISOs, a Plan participant will not recognize income for federal income tax purposes at the time the stock options are granted or exercised, although the exercise may give rise to alternative minimum tax liability for the participant. If the participant disposes of shares acquired by exercise of an ISO either before the expiration of two years from the date the stock options are granted or within one year after the issuance of shares upon exercise of the ISO (the “holding periods”), the participant will recognize in the year of disposition: (a) ordinary income, to the extent that the lesser of either (1) the fair market value of the shares on the date of the stock option exercise or (2) the amount realized on disposition exceeds the stock option price, and (b) capital gain to the extent that the amount realized on disposition exceeds the fair market value of the shares on the date of stock option exercise. If the shares are sold after expiration of the holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the stock option price.

With respect to nonqualified stock options (those that do not qualify as ISOs), the participant will recognize no income upon grant of the stock option and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of stock option exercise over the amount paid by the participant for the shares. Upon a subsequent disposition of the shares received under the stock option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 62

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In general, for ISOs and nonqualified options, CIGNA will receive an income tax deduction at the same time and in the same amount as the amount that is taxable to the employee as compensation, subject to the provisions of Section 162(m). Stock options under the Plan are intended to be qualified performance-based compensation for purposes of Section 162(m). However, effective January 1, 2013, the provisions of Section 162(m)(6) will limit CIGNA’s deduction for employee compensation attributable to services performed after December 31, 2009 to $500,000 per employee per year. The exception for qualified performance-based compensation will not apply and stock option exercises will be included in applying the $500,000 annual deduction limitation. To the extent a participant realizes capital gains or income for alternative minimum tax purposes, CIGNA will not be entitled to any deduction for federal income tax purposes.

Plan Benefits

The benefits that will be awarded or paid under the Plan are not currently determinable. Awards granted under the Plan are within the discretion of the Board and the PRC and future awards and the individuals who might receive them have not been determined.

The following is a list of options received by employees, directors and executives under the Plan since it was last approved by shareholders on April 27, 2010.

•

Named executive officers: 189,610 for David M. Cordani, President and Chief Executive Officer; 8,159 for Thomas A. McCarthy, acting Chief Financial Officer; 22,896 for John M. Murabito, Executive Vice President, Human Resources and Services; 28,442 for Carol Ann Petren, Executive Vice President and General Counsel; and 67,834 for Bertram L. Scott, President, U.S. Commercial Markets.

•

All current executive officers as a group: 364,392.

•

All current directors who are not executive officers as a group: 0.

•

Each nominee for election as a director: 0.

•

Each associate of any such directors, executive officers or nominees: 0.

•

Each other person who received 5 percent of such options, warrants or rights: 0

•

All employees, including all current officers who are not executive officers, as a group: 1,202,152 (excludes options granted to the current executive officers).

The Board of Directors unanimously recommends that shareholders vote FOR the amendment to the CIGNA Long-Term Incentive Plan.

Equity Compensation Plan Information

The following table presents information regarding CIGNA’s equity compensation plans as of December 31, 2010:

Plan Category	Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights (a)(1)	Weighted Average Exercise Price Per Share Of Outstanding Options, Warrants And Rights (b)(2)	Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)) (c)(3)
Equity Compensation Plans Approved by Security Holders	13,189,506	$31.10	7,548,136
Equity Compensation Plans Not Approved by Security Holders	-	-	-
TOTAL	13,189,506	$31.10	7,548,136

(1) In addition to outstanding options, includes 112,524 Restricted Stock Units, 82,297 deferred shares of CIGNA common stock, 41,457 director Deferred Stock Units that settle in shares, and 860,004 Strategic Performance Shares, which are reported at the maximum 200% payout rate.

(2) The weighted-average exercise price is based only on outstanding options.

(3) Includes 448,790 shares of common stock available as of the close of business on December 31, 2010 for future issuance under the CIGNA Directors Equity Plan; and 2,644,719 shares of common stock available as of the close of business on December 31, 2010 for future issuance under the CIGNA Long-Term Incentive Plan as shares of restricted stock, shares in payment of dividend equivalent rights, shares in lieu of cash payable under a Qualifying Plan, or shares in payment of Strategic Performance Units or Strategic Performance Shares.

As of the close of business on March 4, 2011, 51,710 shares were subject to outstanding full value equity awards and 448,790 shares of common stock were available for future issuance under the CIGNA Directors Equity Plan.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 63

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STOCK HELD BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table provides information as of January 31, 2011 regarding the amount of CIGNA common stock beneficially owned by each director, nominee and executive officer named in the Summary Compensation Table (named executive officers) and the amount of CIGNA common stock beneficially owned by the directors, nominees and named executive officers as a group. In general, “beneficial ownership” includes those shares a director, nominee or executive officer has the power to vote or transfer (even if another person is the record owner), and stock options that are exercisable as of January 31, 2011 or that become exercisable within 60 days.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Directors and Nominees(2)
David M. Cordani	709,211	*
Isaiah Harris, Jr.	-	*
Jane E. Henney, M.D.	-	*
Roman Martinez, IV	3,000	*
John M. Partridge	-	*
James E. Rogers	-	*
Joseph P. Sullivan	-	*
Carol Cox Wait	-	*
Eric C. Wiseman	-	*
Donna F. Zarcone	2,000	*
William D. Zollars	-	*
Named Executive Officers
Thomas A. McCarthy	120,781	*
Carol Ann Petren	195,777	*
Bertram L. Scott	18,077	*
John M. Murabito	262,092	*
Annmarie T. Hagan	12,805	*
All Directors, Nominees and Executive Officers as a group including those named above (19 Persons)	1,542,713	0.6%

(1) Includes:

•

shares of restricted common stock in the amount of 13,926 for Mr. McCarthy; 42,187 for Mr. Murabito; 49,186 for Ms. Petren; and 18,077 for Mr. Scott;

•

shares acquirable within 60 days of January 31, 2011 by exercising vested stock options in the amount of 565,692 for Mr. Cordani; 88,073 for Mr. McCarthy; 145,264 for Mr. Murabito; 133,282 for Ms. Petren; and an aggregate of 95,503 for other executive officers; and

•

holdings in CIGNA Stock Funds of 401(k) Plans in the amount of 1,637 for Mr. Cordani; 1,166 for Mr. McCarthy; 2,748 for Mr. Murabito; and 318 for Ms. Petren.

(2) A more comprehensive representation of directors’ equity-based holdings is presented in the Director Stock Ownership Table on page 21.

Additional Information about Stock Held by Directors and Executive Officers

Directors, nominees, and named executive officers as a group beneficially own approximately 0.6% of the outstanding common stock. These beneficial ownership percentages do not include any common stock equivalents and are based on 271,234,488 shares of common stock outstanding on January 31, 2011.

On January 31, 2011, the CIGNA Stock Funds of CIGNA’s two 401(k) plans for employees held a total of 8,102,654 shares, or approximately 3.0% of the outstanding common stock on that date. A CIGNA management advisory committee determines how the shares held in the CIGNA Stock Funds will be voted only to the extent the plan’s individual participants do not give voting instructions.

The directors and named executive officers control the voting and investment of all shares of common stock they own beneficially.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 64

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Largest Security Holders

This table lists three shareholders that filed a Schedule 13G indicating that they beneficially owned more than five percent of CIGNA’s common stock as of December 31, 2010. We prepared the table using information from the Schedule 13G filings made by the beneficial owner. The percent of class reported in the table below is based on 271,879,524 shares of CIGNA common stock outstanding as of December 31, 2010.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of 12/31/2010	Percent of Class as of 12/31/2010
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	18,117,743	6.66%
Wellington Management Company, LLP 75 State Street Boston, MA 02109	17,388,083	6.40%
State Street Corporation One Lincoln Street Boston, MA 02111	13,772,167	5.07%

BlackRock, Inc. reported on an amendment to a Schedule 13G, filed on February 3, 2011 with the Securities and Exchange Commission that it held these shares as a parent holding company or control person. BlackRock, Inc. reported that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of CIGNA Corporation. BlackRock, Inc. has sole power to vote or direct the vote or to dispose or direct the disposition of any of these shares. BlackRock, Inc. reported to the Securities Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

Wellington Management Company, LLP reported on an amendment to a Schedule 13G, filed on February 14, 2011 with the Securities and Exchange Commission that it held these shares for clients in its capacity as investment adviser. These clients have the right to receive dividends and any proceeds from the sale of these shares. Wellington Management Company, LLP reported it does not have sole power to vote or direct the vote or to dispose of or direct the disposition of any of these shares. Wellington Management Company, LLP has shared power to vote or to direct the vote of 4,959,863 of these shares; and has shared dispositive power for 17,388,083 shares. Wellington Management Company, LLP reported to the Securities Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

State Street Corporation reported on a Schedule 13G filed on February 11, 2011 with the Securities and Exchange Commission that it held these shares as a parent holding company or control person. State Street Corporation reported it does not have sole power to vote or direct the vote or to dispose of or direct the disposition of any of these shares. State Street Corporation has shared power to vote or to direct the vote of 13,772,167 shares; and has shared dispositive power for 13,772,167 shares. State Street Corporation reported to the Securities Exchange Commission that it acquired its shares in the ordinary course of business with no intention of influencing control of CIGNA.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 65

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

CIGNA directors and executive officers are required to file reports of their holdings and transactions in CIGNA securities with the Securities and Exchange Commission. Based on our records and representations from our executive officers and directors, the Company believes that all reports due in 2010 were timely filed.

HOUSEHOLDING

If you and other residents at your mailing address own shares of CIGNA stock in “street name,” your broker or bank should have notified you that your household will receive only one proxy statement and annual report for each company in which you hold stock through that broker or bank. This practice is known as “householding.” Unless you responded that you did not want to participate in “householding,” you were deemed to have consented to the process. Your broker or bank will send one copy of our proxy statement and annual report to your address. Each shareholder will continue to receive a separate proxy card or voting instruction card. Householding benefits both you and CIGNA because it reduces the volume of duplicate information received at your household and helps CIGNA reduce expenses and conserve natural resources.

If you would like to receive your own set of CIGNA’s annual report and proxy statement in the future, or if you share an address with another CIGNA shareholder and together both of you would like to receive only a single set of CIGNA annual disclosure documents, please contact Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at (800) 542-1061. The request must be made by each person in the household. Be sure to indicate your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding will be effective 30 days following its receipt.

If you did not receive an individual copy of this year’s proxy statement or our annual report, we will promptly send a copy to you if you address a written request to CIGNA Corporation, Shareholder Services, 1601 Chestnut Street, TL18, Philadelphia, PA 19192-1550 or call (215) 761-3516.

2012 ANNUAL MEETING

The 2012 Annual Meeting will be held Wednesday, April 25, 2012, at a time and location to be announced later. The Board may change this date in its discretion.

ABOUT SHAREHOLDER PROPOSALS AND NOMINATIONS FOR OUR 2012 ANNUAL MEETING

If you intend to submit a proposal to be included in next year’s proxy statement pursuant to Securities and Exchange Commission Rule 14a-8, it must be received by the Corporate Secretary on November 19, 2011. Submitting a shareholder proposal does not guarantee that CIGNA will include the proposal in its proxy statement if the proposal does not satisfy the standards set forth in the rules of the Securities and Exchange Commission.

If you want to present your proposal at the 2012 annual meeting, but are not proposing it pursuant to Securities and Exchange Commission Rule 14a-8, your proposal must be received by the Corporate Secretary by the close of business on January 26, 2012 and must satisfy the requirements set forth in Article II, Section 12 of CIGNA’s By-laws. Any shareholder who wishes to introduce a proposal should consult CIGNA’s By-laws.

If you would like to nominate a candidate for director at the 2012 annual meeting, you must notify the Corporate Secretary by the close of business on January 26, 2012. The notice must include certain information, specified in CIGNA’s By-laws, about you and your nominee(s). If you would like to make suggestions for Board nominees to the Corporate Governance Committee of the Board of Directors (CGC), those suggestions should be submitted by Monday, October 3, 2011 to ensure consideration by the CGC for the 2012 annual meeting.

LINDSAY K. BLACKWOOD, Corporate Secretary

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 66

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APPENDIX A   Survey Data for Executive Vice President, Human Resources and Services

Salary Survey	Benchmarks	Participants
Hewitt TCM Financial Services Executive Total Compensation	Administration

The survey includes Financial Services companies, representing primarily the insurance, diversified financial and banking sectors. Participants include, but are not limited to, Aetna, Ameriprise, BNY Mellon, Blue Cross & Blue Shield of Florida, Blue Cross & Blue Shield of Arizona, CareFirst, Coventry, Fifth Third Bancorp, ING, Kaiser Permanente, MetLife, Nationwide, Protective Life, State Farm, UnitedHealth Group, Wellpoint and Wells Fargo.

Hewitt TCM Executive Total Compensation	Human Resources

This survey provides total compensation data for General Industry and Retail executives in organizations with corporate revenues between $10 and $20 Billion including Baxter International, Bristol-Myers Squibb,Colgate-Palmolive, Eastman Kodak, General Mills, Goodyear, ITT, Marriott, Navistar, Textron, Time Warner, Tyco Electronics, Viacom and Yum!Brands.

Mercer US Global Premium Executive Renumeration Suite - Fortune 500 Organizations	Top Human Resources Management Executive

Fortune 500 Health and Medical insurance participants include Aetna, AFLAC, Amerigroup, Coventry Health Care, Health Net, Humana, Mutual of Omaha, Nationwide, Principal Financial, UnitedHealth Group, Wellcare and Wellpoint.

Mercer US Global Premium Executive Renumeration Suite - Fortune 500 Organizations	Top Administrative Executive

Participants represent Fortune 500 Corporations and those publicly traded organizations. Participants include, but are not limited to, Air Products, Colgate Palmolive, CVS/Caremark, Gap, International Paper, Kellogg, Kimberly Clark, Marriott, RR Donnelly, Sara Lee, Staples, Subaru, Textron, Walt Disney, Waste Management and Whirlpool.

Pearl Meyer & Partners Executive and Senior Management Total Compensation Survey	Top Human Resources Executive

Participants with Global Corporate Revenues greater than $10 Billon include, but are not limited to, Aetna, American Airlines, AT&T, Bristol-Myers Squibb, Comcast, CVS/Caremark, Dow Chemical, Ford Motors, HCA, Hewitt Packard, IBM, Liberty Mutual, Macy’s, Microsoft, Motorola, Northwestern Mutual, SunTrust Bank, USAA, Viacom and Xerox.

Towers Watson CBD General Industry Executive Database	Top Administration Executive (Major Functions)

The CDB Executive Database includes over 800 participants across all industries. Participants with Global Corporate Revenues between $10 and $20 Billon include, but are not limited to, Alcoa, ARAMARK, Bristol-Myers Squibb, CSX, General Mills, Heinz, Kellogg, Marriott, RR Donnelly, Time Warner, Tyco Electronics, Union Pacific, Viacom and Yum!Brands.

Towers Watson CBD General Industry Executive Database	Top Human Resources Executive

The CDB Executive Database includes over 800 participants across all industries. Participants with Global Corporate Revenues between $10 and $20 Billon include, but are not limited to, Alcoa, ARAMARK, Bristol-Myers Squibb, CSX, General Mills, Heinz, Kellogg, Marriott, RR Donnelly, Time Warner, Tyco Electronics, Union Pacific, Viacom and Yum!Brands.

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 67

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APPENDIX B   Amendment No. 2 to the CIGNA Long-Term Incentive Plan

Under Article 14 of the CIGNA Long-Term Incentive Plan (Amended and Restated Effective as of April 28, 2010) (the “LTIP”), the LTIP is amended, effective on April 27, 2011, as follows:

1. Section 11.1(b) of Article 11 of the Plan is amended to read:

11.1 Maximum Number Authorized

(b)

Effective as of April 27, 2011, the number of shares of Common Stock authorized to be issued pursuant to Options, SARs, rights, grants or other awards made under this Plan from and after that date shall be 12.0 million shares plus the number of:

(1)

shares reserved for issuance upon exercise of Options granted under Prior Plans, to the extent the Options are outstanding on March 4, 2011, and subsequently expire or are canceled or surrendered;

(2)

shares reserved for issuance under Article 9 upon vesting of restricted stock units granted under Qualifying Plans and upon payment of Strategic Performance Shares under Section 10.1, to the extent the restricted stock units or Strategic Performance Shares are outstanding on March 4, 2011, and subsequently expire or are canceled or surrendered; and

(3)

shares of Restricted Stock granted under Prior Plans, to the extent the applicable Restricted Period has not expired as of March 4, 2011, and the Restricted Stock is subsequently forfeited under Section 7.5 or is otherwise surrendered to the Company before the Restricted Period expires.

However, shares granted, or reserved prior to April 27, 2005 for issuance, under the CIGNA Corporation Stock Plan shall not be included among the shares authorized under paragraphs (1), (2) and (3) above to be issued from and after the Restatement Date.

2. Section 11.3(a) of Article 11 of the Plan is amended to read:

11.3 Share Counting

(a)

Effective as of April 27, 2011, and subject to the other provisions of Section 11.3, the following rules shall apply in determining whether shares of Common Stock remain available for issuance under Section 11.1(a) of the Plan.

(1)

Each share reserved for issuance upon exercise of any Option or SAR granted under the Plan shall reduce the number of remaining authorized shares by one, provided that an SAR that may be settled only in cash shall not reduce the number of authorized shares.

(2)

Each share of Common Stock awarded under Article 7 or reserved for awards under Articles 8, 9 or 10 of the Plan, up to the Applicable Limit (described below in Section 11.3(a) (4)), shall reduce the number of authorized shares by one.

(3)

Each share of Common Stock awarded under Article 7 or reserved for awards under Articles 8, 9 or 10 of the Plan in excess of the Applicable Limit shall reduce the number of authorized shares by two and one-tenth (2.1).

(4)

The “Applicable Limit” is 8.8 million shares plus any shares described in Section 11.1(b)(2) and (3).

3. Section 11.3(b)(3) of Article 11 of the Plan is amended to read:

(b)

The following shall not reduce the number of authorized shares of Common Stock available for issuance under this Plan:

(3)

Common Stock reserved, upon the grant of restricted stock units under any Qualifying Plans and upon grant of Strategic Performance Shares under Section 10.1, for issuance under Article 9 when such restricted stock units vest or such Strategic Performance Shares are paid, to the extent the restricted stock units or Strategic Performance Shares are forfeited, canceled or surrendered; and

CIGNA CORPORATION – 2010 Notice of Annual Meeting of Shareholders and Proxy Statement – 68

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PARKING INFORMATION AND DRIVING DIRECTIONS FOR THE ANNUAL MEETING

The Philadelphia Museum of Art
26th Street & Benjamin Franklin Parkway
Philadelphia, Pennsylvania 19130

Parking

Parking is available in the Parking Garage. The parking garage is located on the West side of the main Museum building. You may access the lot from Anne d’ Harnoncourt Drive (Art Museum Drive) or Waterworks Drive.

Driving Directions

From Southern Locations: South Jersey, Delaware, Baltimore, Washington, D.C.

Take I-95 North (from southern New Jersey, cross the Delaware River via the Walt Whitman, Commodore Barry, or Delaware Memorial Bridge to reach I-95 North). Exit onto I-676 West. Follow directions from I-676 West (see below).

From Northern Locations:

Take the New Jersey Turnpike to Exit 4 (Route 73). Go 1 mile on Route 73 North and take the exit for Route 38 West. Take Route 38 West to Route 30 West and follow signs for the Benjamin Franklin Bridge. After crossing the bridge, follow the signs for I-676 West. Follow directions from I-676 West (see below).

From I-676 West (Vine Street Expressway)

Take I-676 West to the Benjamin Franklin Parkway exit (22nd St., Museum area) on the right side. At the end of the exit ramp, turn right onto 22nd St. and get into the far left lane. The Benjamin Franklin Parkway is a boulevard with two outer lanes and two inner lanes. Turn left onto the outer lanes of the parkway. The Museum will be in front of you on the hill. Bear right and follow the sign for the Art Museum. After the sign, turn left at the first traffic light, Anne d’ Harnoncourt Drive (Art Museum Dr.). Halfway up the hill, turn right into the Parking Garage, or continue ahead for valet parking.

From Western Locations: Valley Forge, King of Prussia

Take I-76 East to Philadelphia. Take Exit 343 (Spring Garden St.). At the end of the exit ramp, turn left. At the first traffic light, turn left onto Anne d’ Harnoncourt Drive (Art Museum Dr.) Follow Anne d’ Harnoncourt Drive behind the Museum. For accessible entry and limited parking on the Upper Terrace, take the second right. To park in the Parking Garage, continue halfway down the hill and turn left into the Parking Garage.

To the Zoo
Perelman Building
Kelly Drive
Waterworks Drive
Pennsylvania Ave.
Fairmount Ave.
West River Drive
Art Museum Drive
Philadelphia Museum of Art
Entrance
Spring Garden
I-76
Rodin Museum
Eakins Oval
Schuylkill River
(Schuylkill Expressway)
Benjamin Franklin Parkway
Callowhill
Vine
Ridge Ave.
I-676
I-676 (Vine Street Expressway)
Benjamin Franklin Bridge
I-95
Logan Circle
Race
Arch
JFK
Filbert
Market
Commerce
Convention Center
Suburban Station
Market East Station
City Hall
Chestnut
Sansom
Walnut
Locust
Spruce
Pine
Chancellor
Juniper
Independence Hall
30th St. Station (Amtrak)
Delaware River
Penn's Landing
Front
25th
24th
23rd
22nd
21st
20th
19th
18th
17th
16th
15th
Broad
13th
12th
11th
10th
9th
8th
7th
6th
5th
4th
3rd
2nd
30th
N
Map Key
Parking
PHLASH route
Accessible entrance to the Philadelphia Museum of Art

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

CIGNA

CIGNA Corporation

INTERNET
http://www.proxyvoting.com/ci
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#
95292

▼ FOLD AND DETACH HERE ▼

Please mark your votes as indicated in this example **X**

This proxy, when properly marked, signed, dated and returned, will be voted in the manner indicated below by the shareholder and in the discretion of the proxies upon such other matters as may properly come before the meeting. IF THIS PROXY CARD IS SIGNED AND RETURNED, BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" Items 1, 2, 4 and 5, and FOR "3 YEARS" on Item 3.

1. Election of Directors - to elect three directors for terms expiring in 2014.

	FOR	AGAINST	ABSTAIN
01 Roman Martinez IV	☐	☐	☐
02 Carol Cox Wait	☐	☐	☐
03 William D. Zollars	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2. Approval of an advisory resolution on executive compensation.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

Voting Instructions for positions held in the CIGNA 401(k) Plan and the Intracorp 401(k) Performance Sharing Plan will be kept confidential.

Mark Here for Address Change or Comments SEE REVERSE ☐

Please sign exactly as your name appears hereon. Joint Owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.
If you plan to attend the Annual Meeting, please bring the admission ticket printed on the reverse side.

Signature ____________________ **Signature** ____________________ **Date** __________

Bring this admission ticket with you to the meeting on April 27, 2011.
Do not mail.

ADMISSION TICKET

CIGNA Corporation 2011 Annual Meeting of Shareholders

April 27, 2011

3:30 pm Local Time
The Philadelphia Museum of Art
Van Pelt Auditorium
26th Street and the Benjamin Franklin Parkway
Philadelphia, Pennsylvania

▼ **FOLD AND DETACH HERE** ▼

P R O X Y

PROXY/VOTING INSTRUCTION CARD
CIGNA CORPORATION

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Carol Ann Petren, Executive Vice President and General Counsel, Lindsay K. Blackwood, Corporate Secretary, and Danthu T. Phan, Assistant Corporate Secretary or any of them, proxies with full power of substitution and each of them is hereby authorized to represent the undersigned and vote all shares of the Corporation held of record by the undersigned on February 28, 2011 and all of the shares as to which the undersigned then had the right to give voting instruction to the record holder (trustee) under the CIGNA 401(k) Plan and the Intracorp 401(k) Performance Sharing Plan, at the Annual Meeting of Shareholders, to be held at The Philadelphia Museum of Art, Van Pelt Auditorium, 26th Street and the Benjamin Franklin Parkway, Philadelphia, Pennsylvania, on April 27, 2011, at 3:30 p.m. or at any postponement or adjournment thereof, on the matters set forth below:

1. Election of Director nominees for terms expiring in April 2014: 01 Roman Martinez IV, 02 Carol Cox Wait and 03 William D. Zollars.
2. Approval of an advisory resolution on executive compensation.
3. Advisory vote on the frequency of future advisory votes on executive compensation.
4. Ratification of appointment of PricewaterhouseCoopers LLP as CIGNA's independent registered public accounting firm for 2011.
5. Approval of an amendment to the CIGNA Long-Term Incentive Plan.

In their discretion, upon such other matters as may properly come before the meeting.

You are encouraged to specify your choices by marking the appropriate selections (either on this card or electronically), but you need not specify any choices if you wish to vote in accordance with the Board of Directors' recommendations, so long as you submit your proxy.

If you use this card to vote, you must sign it on the reverse side in order for your vote to be counted.

Address Change/Comments (Mark the corresponding box on the reverse side)

SEE REVERSE SIDE

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
95292